UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

HEXCEL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

OUR PURPOSE AND VALUES

OUR PURPOSE | Lightweighting to Propel the Future is the reason we exist and the impact we make on the world through developing and manufacturing innovative, lightweight advanced material science solutions.

OUR VALUES | Our culture is grounded in four core Values that define who we are and how we pursue our Purpose. These Values shape our everyday decisions — in how we work with one another, how we engage with customers and suppliers, and how we show up in the communities where we operate.

Our Commitment to Sustainability

We provide sustainability solutions for our customers by delivering lightweight, high-performance composite materials that improve fuel efficiency, lower CO2 emissions and reduce noise pollution. By supporting more efficient aircraft and transportation systems, our technologies help customers meet their environmental objectives while enhancing product performance. We are committed to building a better tomorrow through safe, responsible and environmentally-conscious practices and operations to drive long-term value creation. We strive to make meaningful progress every year through initiatives that are aligned to our sustainability priorities and expectations of our stakeholders. You can view our Sustainability Report by visiting our website at https://www.hexcel.com/sustainability/.

HEXCEL

ONE HEXCEL, ONE PLANET

2024 SUSTAINABILITY REPORT

Integrity Is at Our Core

Integrity
Is at Our Core

CODE OF BUSINESS CONDUCT

HEXCEL®

Our ethics and compliance program is rooted in our Values and promotes excellence and uncompromised integrity in all aspects of our business. Our robust ethics and compliance program is overseen by our board of directors which supports our commitment to compliance with the laws and regulations that govern ethical business practices. In 2026, the board of directors approved an updated Code of Business Conduct (“Code”). Our Code outlines ethical standards and expected behaviors for our employees, officers and directors to promote accountability and continue delivering impactful and transparent results for our stockholders. We are committed to maintaining high standards of corporate responsibility, integrity and accountability to our stockholders. The updated Code is available on our website at https://www.hexcel.com/sustainability/code-of-business-conduct/.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 14, 2026

The Annual Meeting of Stockholders of Hexcel Corporation will be held on May 14, 2026 at 10:30 a.m., eastern daylight time, for the following purposes:

1.
To elect nine directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;
2.
To vote on a proposal to approve, on an advisory, non-binding basis, the company’s 2025 executive compensation;
3.
To vote on a proposal to ratify the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for 2026;
4.
To vote on a proposal to approve the Hexcel Corporation Long-Term Incentive Plan; and
5.
To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

This year’s meeting will be a “virtual meeting” of stockholders. You will be able to attend the meeting, vote, and submit your questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/HXL2026. To participate in the annual meeting, you will need the 16-digit control number included in the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction card mailed to you. Online check-in will begin at 10:15 a.m., eastern daylight time. Please allow time for the online check-in procedures.

As permitted by the rules of the Securities and Exchange Commission, we are also pleased to be furnishing our proxy materials to stockholders primarily over the Internet. We believe this process expedites stockholders’ receipt of the materials, lowers the cost of our meeting, and conserves natural resources. On or about April 1, 2026, we will mail to our stockholders (other than those who previously requested electronic delivery or a printed copy of our proxy materials) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and vote online. Such notice is not a proxy card and cannot be used to vote your shares. The notice will also include instructions on how you can receive a paper copy of the proxy materials.

The Board of Directors has fixed the close of business on March 17, 2026, as the record date for determination of the stockholders entitled to vote at the meeting or any adjournments or postponements thereof.

By order of the Board of Directors

Gail E. Lehman

Executive Vice President, Chief Legal and Sustainability Officer, and Secretary

Dated: April 1, 2026

YOUR VOTE IS IMPORTANT. WE ENCOURAGE YOU TO VOTE BY PROXY BY CASTING YOUR VOTE THROUGH THE INTERNET, BY TELEPHONE, OR BY MAIL, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE.

IMPORTANT NOTICE REGARDING THE

AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 14, 2026

The proxy statement, annual report to stockholders and related materials are available at www.proxyvote.com.

This proxy statement is furnished to the holders of common stock of Hexcel Corporation (“Hexcel,” the “company,” “we,” “us” or “our”) in connection with the solicitation of proxies by Hexcel on behalf of the board of directors of the company (the “board of directors” or the “board”) for use at the Annual Meeting of Stockholders, or any adjournments or postponements thereof, to be held on May 14, 2026 (the “Annual Meeting”). The proxy materials, including this proxy statement, our annual report to stockholders, and form of proxy card, or the Notice of Internet Availability of Proxy Materials (the “Notice”), are first being distributed or made available to stockholders on or about April 1, 2026.

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our goals, targets, commitments, plans and strategies. These statements involve risks and uncertainties and are based on current expectations, are inherently uncertain and are subject to changing assumptions. Actual results could differ materially from any future results expressed or implied by the forward-looking statements for a variety of reasons, including due to the risks and uncertainties that are discussed in our most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. We do not undertake any obligation to update our forward-looking statements to reflect future events or circumstances, except as otherwise required by law. No assurance can be given that any plan, initiative, projection, goal, target, commitment, expectation, or prospect set forth in this proxy statement can or will be achieved. The inclusion of such statements is not an indication that these contents are necessarily material to investors or required to be disclosed in Hexcel’s filings with the Securities and Exchange Commission (the “SEC”).

Although we include references to our website throughout this proxy statement, information contained on or accessible through our website, including any reports, is not a part of, and is not incorporated by reference into, this proxy statement or any other report or document we file with the SEC. Any reference to our website throughout this proxy statement is intended to be an inactive textual reference only.

2026 Proxy Statement Summary

This summary highlights selected information contained in this proxy statement. Please read the entire proxy statement carefully before voting your shares.

The Meeting

TO BE HELD ON	TIME	VIRTUAL MEETING	RECORD DATE

May 14, 2026	10:30 a.m., eastern daylight time	www.virtualshareholder meeting.com/HXL2026	March 17, 2026

You will be eligible to vote your shares of common stock at the Annual Meeting if you were a stockholder of record at the close of business on March 17, 2026. As of that date, 75,394,986 shares of common stock were issued and outstanding. The holders of 37,697,494 shares will constitute a quorum at the Annual Meeting.

Proposal and Board Recommendations

Proposal		Board Recommendation	Page Number

1	Elect nine directors	For all nominees	1

2	Approve, on an advisory, non-binding basis, 2025 executive compensation		62

3	Ratify the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for 2026		73

4	Approve the Hexcel Corporation Long-Term Incentive Plan		74

2026 PROXY STATEMENT	i

2026 Proxy Statement SUMMARY

Fiscal 2025 Performance Highlights

More than $800M has been returned to stockholders since the beginning of 2024 through dividends and share repurchases.	$1.37 Diluted earnings per share was $1.37 in 2025, compared to $1.59 in 2024.

$1.76

Adjusted diluted

earnings per share

was $1.76 in 2025, as compared to $2.03 in 2024. Adjusted diluted earnings per share is a non-GAAP financial measure. See Annex A to this proxy statement for a reconciliation of GAAP diluted earnings per share to adjusted diluted earnings per share.

$1,894M Sales were $1,894 million in 2025, a decrease of 0.5% compared to 2024.

$230.5M Net cash provided by operating activities was $230.5 million in 2025, compared to $289.9 million in 2024.

$157.2M

Free cash flow

a non-GAAP financial measure, was $157.2 million in 2025, compared to $202.9 million in 2024. Free cash flow equals our net cash provided by operating activities minus capital expenditures, which were $73.3 million in 2025 and $87.0 million in 2024.

ii

2026 Proxy Statement SUMMARY

Board Nominee Snapshot

Our Director Nominees

Thomas C. Gentile III	James J. Cannon	Cynthia M. Egnotovich
Director Since 2024	Director Since 2024	Director Since 2015

Guy C. Hachey	Dr. Patricia A. Hubbard	Neal J. Keating
Director Since 2014	Director Since 2024	Director Since 2026

David H. Li	Nick L. Stanage	Catherine A. Suever
Director Since 2025	Director Since 2013	Director Since 2018

2026 PROXY STATEMENT	iii

2026 Proxy Statement SUMMARY

Our Director Refreshment

Details of the board’s refreshment activities and changes to average tenure since 2024 are as follows:

-4 RESIGNED SINCE 2024	+5 APPOINTED SINCE 2024	2024	2026
		9	5
		YEARS	YEARS

The following directors have been appointed to the board since 2024:

James J. Cannon	Thomas C. Gentile III	Dr. Patricia A. Hubbard	David H. Li	Neal J. Keating

2024			2025	2026

Our Board Composition

*One director self-identifies as racially/ethnically diverse

Our Director Skills

iv

2026 Proxy Statement SUMMARY

Corporate Governance Highlights

We believe that our corporate governance practices generally reflect best practices consistent with Hexcel’s and our stockholders’ interests. Key features of our corporate governance practices include:

Board Independence	■ Seven of nine director nominees are independent ■ Independent lead director empowered with broad responsibilities and governance duties	■ CEO is the only director who is currently a member of management ■ All board committees are composed exclusively of independent directors

Board Practices

■ Annual elections for all directors

■ Majority voting policy triggering resignation in uncontested elections of directors

■ Annual board and board committee self-evaluations,
and peer review of individual directors every other year

■ Regular review of committee chair and member rotation

■ Mandatory retirement age of 75 years for directors

■ Regular executive sessions of board and committees without management present

■ Director resignation policy for material changes in principal occupation

■ Limits on director “overboarding”

Other Best Practices	■ One class of stock with equal voting rights ■ Comprehensive enterprise risk, succession and business strategy oversight ■ Policies prohibiting hedging and pledging Hexcel stock by directors and officers

■ Robust stockholder engagement and outreach to allow for management and the board to understand and consider issues that matter most to stockholders, including executive compensation, corporate governance practices and sustainability matters

Stock Ownership

ANNUAL BASE SALARY/ CASH RETAINER FEE	6x	3x	2x	1x	5x
	CEO	Executive VPs	Other Executive Officers	Other Officers	Non-Employee Directors

Executive Compensation Highlights

Our compensation philosophy is to deliver pay for performance that is aligned with stockholders’ interests, and we follow a number of compensation practices designed to provide a level of performance that creates sustainable value for our stockholders.

What We Do	What We Don’t Do

Annual Say-on-Pay vote	No excise tax gross-up under severance agreements
Pay for performance – 85% of target CEO pay	or under our Executive Severance Policy
in 2025 was variable and at risk	No repricing of any stock options, including
Challenging performance targets under short-term and long-term incentive programs	underwater stock options, without stockholder approval
Multi-year vesting period for equity incentive awards	No dividends on performance share awards or restricted stock units unless performance goals or time-based vesting conditions are met No pledging, hedging or short selling by our directors
Caps on incentive payouts
Robust stock ownership guidelines – 6x base salary
for CEO	or by any Hexcel employee, including executive officers
Mandatory and discretionary clawback policies for	No excessive executive perquisites
executive officer incentive-based compensation

2026 PROXY STATEMENT	v

QUESTIONS AND ANSWERS

Why is Hexcel holding the Annual Meeting virtually this year?

The board of directors has determined to hold the Annual Meeting virtually. The Annual Meeting will be conducted exclusively online via a live audio-only webcast, in order to provide expanded access, improved communication and cost savings for our stockholders. We believe that hosting a virtual meeting enables more stockholders to attend and participate in the meeting.

What is required in order to attend the Annual Meeting?

A summary of the information you need to attend the Annual Meeting online is provided below:

■ Any stockholder on the record date can attend the Annual Meeting via the Internet at www.virtualshareholdermeeting.com/HXL2026

■ Webcast starts at 10:30 a.m., eastern daylight time

■ Online check-in will begin at 10:15 a.m., eastern daylight time

■ Please have the 16-digit control number included in the Notice, the proxy card or the voting instruction card delivered to you on hand to access the Annual Meeting

■ Stockholders may vote and submit questions electronically while attending the Annual Meeting on the Internet

■ If you are a beneficial owner of shares and did not receive a 16-digit control number in the Notice, the proxy card or the voting instruction card delivered to you, please contact your broker, bank or other nominee well in advance of the Annual Meeting for instructions on how to obtain a 16-digit control number and access the virtual meeting as a “stockholder”

■ If you do not have or are unable to timely obtain a 16-digit control number, you may still attend the Annual Meeting as a guest in listen-only mode

A webcast replay of the Annual Meeting will be available beginning on May 15, 2026 until June 14, 2026 on the Investor Relations section of our website.

What if I need technical assistance accessing or participating in the virtual Annual Meeting?

If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholders’ meeting log-in page. Technical support will be available starting at 10:15 a.m., eastern daylight time, on May 14, 2026.

In the event of technical difficulties with the Annual Meeting, we expect that an announcement will be made on www.virtualshareholdermeeting.com/HXL2026. If necessary, the announcement will provide updated information regarding the date, time, and location of the Annual Meeting. Any updated information regarding the Annual Meeting will also be posted on our Investor Relations section of our website at investors.hexcel.com.

Can I ask questions at the Annual Meeting?

If you would like to submit a question, you may do so by joining the virtual Annual Meeting at www.virtualshareholdermeeting.com/HXL2026, entering the 16-digit control number included in the Notice, the proxy card or the voting instruction card delivered to you, typing your question in the “Ask a Question” box in the Annual Meeting portal, and clicking submit. You may also submit a question in advance of the Annual Meeting at www.proxyvote.com after logging in with your 16-digit control number. You may submit questions in advance until 11:59 p.m., eastern daylight time on May 13, 2026.

We ask that you limit your remarks to a brief question that is relevant to the Annual Meeting or our business. Questions may be ruled as out of order if they are, among other things, profane, irrelevant to our business, related to pending or threatened litigation, disorderly, or repetitious of statements already made. In addition, questions may be grouped by topic by our management with a representative question read aloud and answered. Stockholders will be limited to one question each unless time otherwise permits. Questions will be addressed in the Q&A portion of the Annual Meeting, and we will also respond to questions on an individual basis or, if the question meets the guidelines established for the Annual Meeting, we will post answers on the Investor Relations section of our website after the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

You will be eligible to vote your shares of common stock at the Annual Meeting if you were a holder of our common stock at the close of business on March 17, 2026, the record date for the Annual Meeting. Each share of common stock that you hold will entitle you to cast one vote with respect to each matter that will be voted on at the Annual Meeting.

vi

Questions and answers

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, you are considered the stockholder of record or a “record holder” with respect to those shares, and you may vote those shares in the manner described in this proxy statement.

Most of our stockholders hold their shares as a beneficial owner through a broker, bank or other nominee, rather than directly in their own name. If your shares are held through a broker, bank or other nominee, you are considered the “beneficial owner” of the shares. As the beneficial owner, you generally have the right to direct your broker, bank or other nominee on how to vote your shares. Your broker, bank or other nominee is responsible for providing you with a voting instruction form for your use to give instructions as to how your shares are to be voted.

Why did I receive a “Notice of Internet Availability of Proxy Materials” instead of a paper copy of the proxy materials?

The SEC’s rules allow us to furnish our proxy materials over the Internet instead of mailing a printed copy to each stockholder of record. If you receive the Notice by mail, you will not receive a printed copy of the proxy materials other than as described in this proxy statement. Instead, the Notice will instruct you as to how you may access and review the proxy materials. The Notice will also instruct you as to how you may submit your proxy over the Internet. If you receive a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting proxy materials included in the Notice.

On or about April 1, 2026, we will mail the Notice to our stockholders (other than those who previously requested electronic delivery or a printed copy of our proxy materials). The proxy statement and the form of proxy relating to the Annual Meeting will be made available to our stockholders on the date that the Notice is first sent.

Using this method of delivery contributes to our sustainability efforts, expedites receipt of proxy materials by our stockholders and reduces the cost of producing and mailing the full set of proxy materials.

How do I vote?

The process for voting your shares depends on how your shares are held. Generally, as discussed above, you may hold shares as a record holder (that is, in your own name) or as a beneficial owner (that is, through a nominee, such as a broker or bank). You may also hold shares as a participant in one of our employee benefit plans.

Voting by record holders

If you are a record holder and received your proxy materials by mail, you may vote your shares by completing, signing, and dating the proxy card and mailing it using the enclosed return envelope.

You also may vote prior to the Annual Meeting via the Internet, in the manner described on the Notice or the proxy card, including by scanning the QR code provided on the Notice or proxy card with your mobile device, or via telephone, in the manner described on the proxy card. In each case, you will need the 16-digit control number included in the Notice or the proxy card delivered to you in order to vote.

Finally, you may attend the Annual Meeting (virtually) and vote online during the Annual Meeting. The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/HXL2026 and entering the 16-digit control number included in the Notice or the proxy card delivered to you. Please have your 16-digit number in hand when you access the website and then follow the instructions. Online check-in will begin at 10:15 a.m., eastern daylight time. Please allow time for the online check-in procedures. Even if you plan to virtually attend the Annual Meeting, we recommend that you vote by proxy prior to the Annual Meeting so that your vote will be counted if you later decide not to attend the Annual Meeting.

Voting by beneficial holders

If you are a beneficial owner, you should receive separate instructions from your broker, bank or other nominee describing how to vote. As a beneficial owner, you have the right to instruct the person or organization holding your shares on how to vote your shares.

Voting by participants in an employee benefit plan

If you hold shares through our Employee Stock Purchase Plan or our 401(k) savings plan, your proxy card includes the number of shares allocated to your plan account. Your proxy card will serve as a voting instruction form for these shares for the applicable plan custodian or trustee to vote your shares. With respect to the 401(k) savings plan, all shares of common stock for which the trustee has not received timely instructions will be voted by the trustee in the same proportion as the shares of common stock for which the trustee received timely instructions, unless inconsistent with applicable law. With respect to our Employee Stock Purchase Plan, we consider all shares of common stock for which the custodian has not received timely instructions not present for quorum purposes, and those shares will not be voted by the custodian.

2026 PROXY STATEMENT	vii

Questions and answers

Our distribution agent, Broadridge Financial Solutions, Inc. (“Broadridge”), provides proxy materials to participants in these plans on behalf of the custodian or trustee. If you are a plan participant and also a record holder, Broadridge may combine the shares registered directly in your name and the shares credited to your applicable plan account onto one proxy card. If Broadridge does not combine your shares, you will receive more than one Notice or set of proxy materials. In that case, you will need to submit a vote for each set of shares. The vote you submit via the Internet, telephone or proxy card will serve as your voting instructions to the custodian or trustee. To allow sufficient time for voting by your custodian or trustee, your voting instructions must be received by 10:30 a.m., eastern daylight time, on May 11, 2026.

What does it mean if I receive more than one Notice, proxy card or voting instruction form?

If your shares are held in more than one account, you will receive a Notice, a proxy card or a voting instruction form for each account. To ensure that all of your shares are voted, please follow the voting submission instructions you receive for each account.

How does the board of directors recommend that I vote?

The board recommends that you vote:

▪
FOR the election of the nine director nominees;
▪
FOR the approval, on an advisory, non-binding basis, of the company’s 2025 executive compensation;
▪
FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026; and
▪
FOR the approval of the Hexcel Corporation Long-Term Incentive Plan.

What if I return my proxy card or otherwise vote, but do not vote for all of the proposals?

All properly voted shares that we receive prior to the deadlines described in your Notice, proxy card or voting instruction form will be voted at the Annual Meeting. The persons designated on the proxy card as “proxies” (the “proxy holders”) will vote all shares covered by the proxy in accordance with your instructions. If no instructions are given on a valid proxy, the proxy holders will vote the shares in accordance with the board’s recommendations.

If any other matter properly comes before the Annual Meeting, the proxy holders will vote the shares in their discretion. If any director nominee becomes unavailable for election for any reason prior to the vote at the Annual Meeting, the board may reduce the number of directors to be elected or substitute another person as nominee, in which case the proxy holders will vote for the substitute nominee.

What is a broker “non-vote”?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner. Under New York Stock Exchange (“NYSE”) rules, brokers are not permitted to vote on matters that are not considered “routine,” including the election of directors, the advisory vote on the compensation of our named executive officers and the approval of the Hexcel Corporation Long-Term Incentive Plan; therefore, if your shares are held by a broker, you must provide voting instructions if you want your broker to vote on these matters. Ratification of the appointment of Ernst & Young is considered a “routine” matter; therefore, your broker generally will have discretion to vote your shares on this proposal if you do not provide voting instructions.

How do I revoke a proxy?

If you are a record holder and have provided a proxy, you may revoke it at any time prior to the Annual Meeting by:

▪
giving written notice of revocation to our Corporate Secretary at Hexcel Corporation, Attention: Corporate Secretary, Two Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut 06901, or by email to CorporateSecretary@hexcel.com, with a later date than the date of any proxy you previously provided, so long as the revocation is received by our Corporate Secretary prior to the Annual Meeting;
▪
submitting a new, properly completed, subsequently dated proxy (whether by proxy card, online, or telephone), so long as it is received prior to the applicable voting deadline described in the Notice or proxy card; or
▪
joining the Annual Meeting and voting online during the meeting.

If you are a beneficial owner, you should contact your broker, bank, or other nominee for instructions on how to revoke your proxy or change your vote. If you are an employee stockholder who holds shares through one of our benefit plans, you should contact the trustee or custodian for instructions on how to revoke your proxy or change your vote.

viii

Questions and answers

What are the quorum and vote requirements?

A quorum of stockholders is necessary to hold a valid Annual Meeting. A quorum will exist if a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting are present at the virtual Annual Meeting online or represented by proxy at the Annual Meeting. As of the record date, March 17, 2026, 75,394,986 shares of our common stock were issued and outstanding. The holders of 37,697,494 shares will constitute a quorum at the Annual Meeting. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present.

The following table indicates the vote required for approval of each matter to be presented to the stockholders at the Annual Meeting and the effect of abstentions and broker non-votes.

	Required Vote	Effect of Abstentions and Broker Non-Votes
Proposal 1 — Elect nine directors	Number of votes cast “for” the nominee must exceed the number of votes cast “against” that nominee.	Abstentions and broker non-votes will have no effect on the voting for this matter.
Proposal 2 — Approve, on an advisory, non-binding basis, the company’s 2025 executive compensation	Affirmative vote of a majority of the shares of common stock present in person (virtually) or represented by proxy and entitled to vote.	Abstentions will count as a vote “against.” Broker non-votes will have no effect on the voting for this matter.
Proposal 3 — Ratify the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for 2026	Affirmative vote of a majority of the shares of common stock present in person (virtually) or represented by proxy and entitled to vote.

Abstentions will count as a vote “against.” Broker non-votes (if any) will have no effect on the voting for this matter. As this is a “routine” proposal, if you do not provide voting instructions to your broker, your broker generally will have discretion to vote your shares on this proposal.

Proposal 4 — Approve the Hexcel Corporation Long-Term Incentive Plan	Affirmative vote of a majority of the shares of common stock present in person (virtually) or represented by proxy and entitled to vote.	Abstentions will count as a vote “against.” Broker non-votes will have no effect on the voting for this matter.

How may the company solicit my proxy?

We will pay all costs of preparing, assembling, printing and distributing the proxy materials. We have retained MacKenzie Partners, Inc. to assist in soliciting proxies for a fee of approximately $20,000, plus reasonable out-of-pocket expenses. Our employees may solicit proxies on behalf of our board through the mail, in person, by telephone or by other forms of electronic communication, without additional compensation. We will reimburse brokers, banks and other nominees who hold shares of common stock in their names for the expenses of furnishing proxy materials to beneficial owners of the shares.

How will the votes at the Annual Meeting be tabulated?

At the Annual Meeting, Broadridge will tabulate all votes cast online during the Annual Meeting or by proxy. Its officers, employees or agents will serve as inspectors of election.

Where will I find the voting results on the proposals presented at the Annual Meeting?

We intend to announce the preliminary voting results at the Annual Meeting. We will publish the final voting results in a Current Report on Form 8-K that we will file with the SEC, within four business days following the Annual Meeting.

How may I obtain a copy of the Annual Report and proxy materials?

We will provide by mail or by email, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2025 (not including exhibits and documents incorporated by reference), this proxy statement, and the Annual Report and proxy materials for future Annual Meetings (once available) at your request. Please follow the instructions as set forth in the Notice, or you may direct your request to

2026 PROXY STATEMENT	ix

Questions and answers

Hexcel Corporation, Attention: Vice President, Investor Relations, Two Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut 06901, or by email to InvestorRelations@hexcel.com. These materials also are available, free of charge, at www.proxyvote.com and on our website at www.hexcel.com. Requests for materials relating to the Annual Meeting must be made by April 30, 2026 to facilitate timely delivery.

Several stockholders live at my address. Why did we receive only one copy of the Notice or one set of proxy materials?

We typically deliver only one copy of the Notice or one set of the proxy materials to multiple stockholders at the same address, unless we have received contrary instructions from one or more of the stockholders (commonly referred to as "householding"). We will, upon written or oral request, promptly deliver a separate copy of the Notice or proxy materials to a stockholder at a shared address to which a single copy was delivered. Record holders who wish to receive a separate copy of the Notice or proxy materials in the future, or record holders sharing an address who wish to receive a single copy of the Notice or proxy materials in the future, should write to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or by telephone at 1-866-540-7095. Any stockholders of record who share the same address and currently receive multiple copies of proxy materials who wish to receive only one copy of these materials per household in the future may contact Broadridge Financial Solutions, Inc. at the address or telephone number listed above. Beneficial owners should contact their broker, bank, or other nominee to request information about householding.

x

PROPOSAL 1—ELECTION OF
DIRECTORS

At the Annual Meeting, nine directors will be elected to hold office until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified. All nominees identified in this proxy statement for election to the board are currently serving as directors of the company.

Majority Voting Standard for Election of Directors

Our Bylaws provide for a majority voting standard for the election of directors in uncontested elections. Under this standard, which will apply to the election of directors at the Annual Meeting, a director nominee will be elected only if the number of votes cast “for” that nominee exceeds the number of votes cast “against” that nominee. Broker non-votes and abstentions will have no effect on the outcome of the vote. If a nominee who currently is serving as a director is not elected or reelected, Delaware law provides that the director will continue to serve on the board. However, each incumbent director nominee standing for election or reelection must submit an irrevocable resignation in advance of the stockholder vote regarding the election of directors. The resignation is contingent upon both the director not receiving the required vote for election or reelection and the board’s acceptance of the resignation, which the board, in its discretion and in accordance with the procedures described below, may reject if it deems such rejection to be in the best interests of the company.

Prior to the board’s determination to accept or reject a resignation, the nominating, governance and sustainability committee, composed entirely of independent directors, will make a recommendation to the board with respect to the tendered resignation. The board will take action on the committee’s recommendation within 90 days following the meeting at which the election of directors occurred. An incumbent director whose resignation is the subject of the board’s determination is not permitted to participate in the deliberations or votes of the committee or the board regarding the resignation.

In the case of contested elections (a situation in which the number of nominees exceeds the number of directors to be elected, which is not the case with respect to the election of directors at the Annual Meeting), a plurality voting standard will apply, and the directors with the highest number of “for” votes will be elected.

Information Regarding the Director Nominees

Nine of our ten current directors have been nominated for election to the board at the Annual Meeting. Jeffrey C. Campbell previously informed the board of his intention not to stand for reelection at the Annual Meeting. Neal J. Keating was appointed to the board on March 3, 2026 to serve as a director until the Annual Meeting and until his successor is duly elected and qualified. Mr. Keating will be standing for election by the company's stockholders for the first time at the Annual Meeting. Accordingly, effective as of the date of the Annual Meeting, the size of the board will decrease from ten to nine. Proxies cannot be voted for a greater number of persons than the number of nominees named.

In determining to nominate the nine director nominees for election at the Annual Meeting, the nominating, governance and sustainability committee considered, among other factors, certain key attributes, experience, qualifications and skills that the board considers valuable to ensure effective oversight of the company, which we refer to as “core competencies.” These core competencies are described on page 2 and are listed in each director nominee’s biography, as applicable. The nominating, governance and sustainability committee also considered the experience of the director nominees in other key subject areas, including financing, mergers and acquisitions, investor relations, and risk management and compliance; collegiality and the ability to work together as a group; outstanding integrity and business judgment; and the ability to ask probing questions during board discussions and to carefully scrutinize significant business and other proposals suggested by management. The graphic below illustrates how the nine director nominees collectively represent the core competencies. These indicators are intended to be a high-level summary and not a comprehensive list of each director’s skills or contributions to the board.

2026 PROXY STATEMENT	1

PROPOSAL 1—ELECTION OF DIRECTORS

Director Nominees Skills and Experience and Board Committees

Director Skills and Experience
Executive Leadership Experience in senior leadership at a large scale or global operation	●	●	●	●	●	●	●	●	●
Financial Literacy An understanding of financial statements and financial reporting processes	●	●	●	●	●	●	●	●	●
Public Company Experience with public company governance	●	●	●	●	●	●	●	●	●
Industry Experience Expertise in the company's industries and end markets it serves	●	●	●	●	●	●	●	●	●
Global Business Experience with operations and business strategy outside the U.S.	●	●	●	●	●	●	●	●	●
Strategy & Marketing Experience in or management responsibility for developing business or marketing strategies	●	●	●	●	●	●	●	●
Manufacturing & Operations Experience with complex manufacturing/operations	●	●	●	●		●	●	●
Technology & Innovation Experience in research and development, engineering, science, digital media or technology	●	●			●		●	●
Sustainability Experience overseeing environmental, social and other sustainability initiatives	●		●		●			●
Committees*
Audit			●			●			Chair
Compensation		●		Chair			●		●
Nominating, Governance & Sustainability			Chair	●	●

* effective May 14, 2026

2

PROPOSAL 1—ELECTION OF DIRECTORS

Thomas C. Gentile III

Chairman, Chief Executive Officer and President, Hexcel Corporation

Age: 61

Director Since: 2024

Skills and Experience:

▪
Executive Leadership
▪
Financial Literacy
▪
Public Company
▪
Industry Experience
▪
Global Business
▪
Strategy & Marketing
▪
Manufacturing & Operations
▪
Technology & Innovation
▪
Sustainability

Career Highlights

▪
Chairman (since December 2024) and Chief Executive Officer, President and director (since May 2024) of the company
▪
Former President and Chief Executive Officer of Spirit AeroSystems Holdings, Inc., a publicly traded aerospace components company (2016-2023)
▪
Prior leadership roles of increasing significance at General Electric Company (2008-2016), including President and Chief Operating Officer of GE Capital Corporation, President and CEO of GE Healthcare Systems, and President and CEO of GE Aviation Services
▪
Aerospace Industries Association Executive Committee Member and U.S. Chamber of Commerce Board Member
▪
Executive Advisor to the Dean of the Barton School of Business at Wichita State University
▪
Serves on the Board of Advisors to the Smithsonian National Air and Space Museum and as President of Wings Club Foundation

Former Public Company Directorships

▪
Spirit AeroSystems Holdings, Inc. (2016-2023)
▪
Synchrony Financial (May 2015-November 2015)

Core Competencies:

▪
Extensive experience in the aerospace and space and defense industries
▪
Significant experience in compliance, risk management, financing, systems solutions, investor relations, and sustainability strategy
▪
Senior leadership and management positions in the commercial aviation industry

2026 PROXY STATEMENT	3

PROPOSAL 1—ELECTION OF DIRECTORS

James J. Cannon

President and Chief Executive Officer, Micross Components, Inc.

Age: 55

Director Since: 2024

Committee: Compensation

Skills and Experience:

▪
Executive Leadership
▪
Financial Literacy
▪
Public Company
▪
Industry Experience
▪
Global Business
▪
Strategy & Marketing
▪
Manufacturing & Operations
▪
Technology & Innovation

Career Highlights

▪
President and Chief Executive Officer of Micross Components, Inc., a microelectronic component manufacturer and supplier, since March 2026
▪
Former President and Chief Executive Officer and current Chairman of AM General LLC, a heavy vehicle and contract automotive manufacturer (September 2021-March 2026); previously served as Chief Executive Officer of FLIR Systems Inc. (now known as Teledyne FLIR LLC) prior to its acquisition by Teledyne Technologies, which specializes in the design and production of thermal imaging cameras and sensors (June 2017-June 2021)
▪
Prior leadership roles of increasing significance at Stanley Black & Decker, Inc., including President, Stanley Security for North America and Emerging Markets
▪
Served in the U.S. Army as an Infantryman and Armor Officer and as a current Board Member of the Association of the U.S. Army

Former Public Company Directorships

▪
FLIR Systems Inc. (2017-2021)
▪
Lydall Inc. (2017-2021)

Core Competencies:

▪
Extensive knowledge and experience in executive leadership and operational and management issues relevant to global manufacturing environments, in particular for defense technologies
▪
Significant strategy and marketing experience in the defense, aerospace and industrial industries
▪
In-depth public company governance experience

4

PROPOSAL 1—ELECTION OF DIRECTORS

Cynthia M. Egnotovich

Retired President, Aerospace Systems Customer Service, United Technologies Corporation

Age: 68

Director Since: 2015

Committees: Audit; Nominating, Governance
and Sustainability (Chair)

Skills and Experience:

▪
Executive Leadership
▪
Financial Literacy
▪
Public Company
▪
Industry Experience
▪
Global Business
▪
Strategy & Marketing
▪
Manufacturing & Operations
▪
Sustainability

Career Highlights

▪
Former President, Aerospace Systems Customer Service of United Technologies Corporation (July 2012-November 2013)
▪
Prior leadership roles of increasing significance at Goodrich Corporation (1986-2012, when acquired by United Technologies Corporation), including Segment President, Nacelles and Interior Systems, Segment President of Engine Systems, Segment President of Electronic Systems and Segment President of Engine & Safety Systems

Former Public Company Directorships

▪
The Manitowoc Company (2008-2016)
▪
Welbilt, Inc. (2016-2022)
▪
Triumph Group, Inc., (2022-2025)

Core Competencies:

▪
Extensive senior leadership and management experience in the aerospace industry
▪
Significant experience overseeing and assessing the performance of companies, as well as their accountants
▪
In-depth global manufacturing and public company governance experience, including oversight of sustainability strategy, and knowledge of the company’s operations, customers and product base

2026 PROXY STATEMENT	5

PROPOSAL 1—ELECTION OF DIRECTORS

Guy C. Hachey

Retired President and
Chief Operating Officer,
Bombardier Aerospace, Inc.

Age: 70

Director Since: 2014

Committees:

Compensation (Chair);
Nominating, Governance
and Sustainability

Skills and Experience:

▪
Executive Leadership
▪
Financial Literacy
▪
Public Company
▪
Industry Experience
▪
Global Business
▪
Strategy & Marketing
▪
Manufacturing & Operations

Career Highlights

▪
Former President and Chief Operating Officer of Bombardier Aerospace, Inc. (May 2008-September 2014)
▪
Prior leadership roles of increasing significance at Delphi Corporation, including Vice President, Delphi Corporation and President, Delphi Europe, Middle East and Africa, and Executive Champion for Delphi’s global manufacturing operations
▪
Variety of manufacturing and engineering leadership positions at General Motors Corporation

Other Current Public Company Directorships

▪
Melrose Industries PLC, since August 2025 (remuneration committee; nomination committee; audit committee)

Former Public Company Directorships

▪
Meggitt plc (2019-2022)

Core Competencies:

▪
Extensive manufacturing, operations, strategy, merger & acquisition and marketing experience in the aerospace and automotive industries
▪
Significant knowledge and experience in executive leadership and operational and management issues relevant to global manufacturing environments
▪
In-depth experience overseeing executive compensation and knowledge of the company’s operations, customers and product base

6

PROPOSAL 1—ELECTION OF DIRECTORS

Dr. Patricia A. Hubbard

Senior Vice President and Chief Technology Officer, Cabot Corporation

Age: 59

Director Since: 2024

Committee: Nominating, Governance and Sustainability

Skills and Experience:

▪
Executive Leadership
▪
Financial Literacy
▪
Public Company
▪
Industry Experience
▪
Global Business
▪
Strategy & Marketing
▪
Technology & Innovation
▪
Sustainability

Career Highlights

▪
Senior Vice President and Chief Technology Officer of Cabot Corporation, a specialty chemicals and performance materials company, since February 2018
▪
Former Vice President of R&D for the Label and Graphic Materials division in North America of Avery Dennison, an adhesive, label and packaging manufacturing company (September 2016-February 2018)
▪
Prior leadership roles of increasing significance at Avient Corporation and General Electric
▪
Member of the American Chemical Society and National Academies’ Chemical Sciences Roundtable

Core Competencies:

▪
Ph.D. in Polymer Science and extensive experience in product development and qualification processes, including for automotive and defense industries
▪
Significant experience in development of materials for alternative energy applications and with environmental sustainability strategy implementation, including emissions reduction technology
▪
Senior leadership and management role at a global manufacturing organization with a focus on technology strategy, marketing and business integration

2026 PROXY STATEMENT	7

PROPOSAL 1—ELECTION OF DIRECTORS

Neal J. Keating

Retired Chairman, Chief Executive Officer and President, Kaman Corporation

Age: 70

Director Since: 2026

Committee: Audit

Skills and Experience:

▪
Executive Leadership
▪
Financial Literacy
▪
Public Company
▪
Industry Experience
▪
Global Business
▪
Strategy & Marketing
▪
Manufacturing & Operations

Career Highlights

▪
Former Chairman, Chief Executive Officer and President of Kaman Corporation, a formerly publicly traded aerospace and industrial distribution firm (January 2008-August 2020) and subsequently as Executive Chairman until April 2021
▪
Prior leadership roles as Chief Operating Officer of Hughes Supply, a $5.4 billion industrial distributor, and as Chief Executive Officer of GKN Aerospace, a $1 billion aerospace subsidiary of GKN plc.

Other Current Public Company Directorships

▪
Hubbell Incorporated, since 2010 (compensation committee; executive committee; nominating and corporate governance committee)

Former Public Company Directorships

▪
Triumph Group, Inc. (2022-2025)
▪
Barnes Group Inc. (2023-2025)
▪
Kaman Corporation (2007-2021)

Core Competencies:

▪
Extensive experience in the aerospace industry, including aviation innovation, and the industrial distribution industry
▪
Significant experience in senior executive leadership overseeing and assessing the performance of companies, as well as their accountants, and strong background in international operations, distribution, and mergers and acquisitions
▪
In-depth public company governance experience, including overseeing executive compensation

8

PROPOSAL 1—ELECTION OF DIRECTORS

David H. Li

Chief Executive Officer and President, Ingevity Corporation

Age: 53

Director Since: 2025

Committee: Compensation

Skills and Experience:

▪
Executive Leadership
▪
Financial Literacy
▪
Public Company
▪
Industry Experience
▪
Global Business
▪
Strategy & Marketing
▪
Manufacturing & Operations
▪
Technology & Innovation

Career Highlights

▪
Chief Executive Officer and President of Ingevity Corporation, a specialty chemicals and performance materials company, since April 2025
▪
Former Chief Executive Officer, President, and a member of the board of CMC Materials, Inc. (formerly Cabot Microelectronics), a global supplier of specialty materials focused on the semiconductor and energy industries (January 2015-July 2022)
▪
Prior leadership roles of increasing significance in engineering, sourcing, investor relations, and corporate development at CMC Materials, Inc. (1997-2015), including VP Asia Pacific Region
▪
Adjunct professor at Northwestern’s Kellogg School of Management

Other Current Public Company Directorships

▪
Ingevity Corporation, since April 2025

Former Public Company Directorships

▪
CMC Materials, Inc. (2015-2022)
▪
Maxeon Solar Technologies (2023-2025)

Core Competencies:

▪
Extensive operational, strategic, supply chain, merger & acquisition, sales and marketing experience in global specialty materials companies, with a deep understanding of Asian markets
▪
Significant experience overseeing and driving financial performance, growth and execution during strategic transformations and acquisitions
▪
In-depth public company governance experience

2026 PROXY STATEMENT	9

PROPOSAL 1—ELECTION OF DIRECTORS

Nick L. Stanage

Retired Chairman, Chief Executive Officer and President, Hexcel Corporation

Age: 67

Director Since: 2013

Skills and Experience:

▪
Executive Leadership
▪
Financial Literacy
▪
Public Company
▪
Industry Experience
▪
Global Business
▪
Strategy & Marketing
▪
Manufacturing & Operations
▪
Technology & Innovation
▪
Sustainability

Career Highlights

▪
Former Executive Chairman (May 2024-November 2024) of the company; previously the company’s Chairman (2014-2024), Chief Executive Officer (2013-2024), President (2009-2024), and Chief Operating Officer (2012-2013)
▪
Former President of the Heavy Vehicle Products group at Dana Holding Corporation (2005-2009)
▪
Prior leadership roles of increasing significance at Honeywell Inc. (formerly Allied Signal) (1986-2005), including Vice President Integrated Supply Chain and Technology for the Consumer Products Group, and Vice President and General Manager of the Aerospace Group’s Engine Systems and Accessories Division
▪
Serves as a member of the Western Michigan University College of Engineering & Applied Science Industry Advisory Board

Other Current Public Company Directorships

▪
TriMas Corporation, since November 2013 (compensation committee; governance and nominating committee)
▪
Huntington Ingalls Industries, Inc., since July 2025 (audit committee; governance and policy committee)

Core Competencies:

▪
Extensive experience with management, strategy, financial and operational requirements of a global manufacturing company
▪
Substantial knowledge of the company’s industry, technologies, customers and product base
▪
In-depth understanding of the company’s operations, growth opportunities and challenges

10

PROPOSAL 1—ELECTION OF DIRECTORS

Catherine A. Suever

Retired Executive Vice President – Finance and Administration and Chief Financial Officer, Parker-Hannifin Corporation

Age: 67

Director Since: 2018

Committees: Audit (Chair); Compensation

Skills and Experience:

▪
Executive Leadership
▪
Financial Literacy
▪
Public Company
▪
Industry Experience
▪
Global Business

Career Highlights

▪
Former Executive Vice President—Finance and Administration and Chief Financial Officer of Parker-Hannifin Corporation, a leading worldwide manufacturer of motion and control technologies and systems (April 2017-December 2020)
▪
Prior leadership roles of increasing significance at Parker-Hannifin Corporation, including Vice President and Corporate Controller (2010-2017), Vice President and Controller, Climate & Industrial Controls Group (2008-2010), Assistant Treasurer (2007-2008), Director, Finance and Investor Relations Support (2006-2007), Manager of External Reporting and a Division Controller and Business Unit Manager for the Gas Turbine Fuel Systems Division
▪
Member of the American Institute of Certified Public Accountants

Other Current Public Company Directorships

▪
Ingredion Incorporated, since August 2021 (audit committee)

Core Competencies:

▪
Extensive experience in finance and accounting; SEC “audit committee financial expert”
▪
Significant experience in compliance, risk management, financing, systems solutions and investor relations
▪
Senior leadership and management role at a global manufacturing organization serving both aerospace and industrial markets

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

2026 PROXY STATEMENT	11

PROPOSAL 1—ELECTION OF DIRECTORS

Independence of Directors

Our board has affirmatively determined that each of our director nominees is, and each member of our board of directors who previously served in 2025 was, independent within the meaning of the listing standards of the NYSE, other than Messrs. Gentile and Stanage. Mr. Gentile is our current Chairman of the Board, Chief Executive Officer and President, and Mr. Stanage is our former Chairman of the Board, Chief Executive Officer and President. In addition, the board has determined that the members of the audit committee, compensation committee and nominating, governance and sustainability committee are, and were during the year ended December 31, 2025, independent within the meaning of the NYSE listing standards, including the additional independence requirements of the NYSE applicable to audit committee and compensation committee members. In making its independence determinations, the board considered the following: Mr. Campbell is a non-employee director of a company that provides consulting services to us; and Mr. Hachey is a non-employee director of a company that is both a customer and a supplier of ours. After considering, among other things, purchases by each company that is a customer as a percentage of our total sales, our purchases of goods or services from each company that is a supplier or service provider as a percentage of such company’s total sales, and that Mr. Campbell and Mr. Hachey were not employed by the companies referenced above, the board concluded that our relationships with these companies do not impair Mr. Campbell’s or Mr. Hachey’s independence.

Board Service

Director Tenure

The company has a majority voting standard for the election of directors, as described above under “Majority Voting Standard for Election of Directors.”

Our corporate governance guidelines also provide that the nominating, governance and sustainability committee is required to consider the previously tendered resignation of any non-employee director who retires, changes his or her employer or experiences a significant reduction in his or her professional or employment responsibilities, and recommend to the board whether to accept such resignation. The board, on the recommendation of the committee, may decline to accept any such resignation. On March 5, 2026, upon the recommendation of the nominating, governance and sustainability committee, and after considering factors relevant to Mr. Cannon's continued service on the board, the board rejected Mr. Cannon's previously tendered resignation in connection with his change of employer from AM General LLC to Micross Components, Inc.

In addition, it is the general policy of the company that no director having attained the age of 75 years shall be nominated for reelection or reappointment to the board.

There are no term limits for service on the board. The company and the board believe that term limits may force the company to lose the contribution of directors who, over time, have developed increased insight into the company’s businesses and operations. The board intends to maintain a balance of directors who have longer terms of service and directors who have joined more recently and, in connection with each director nomination recommendation, the nominating, governance and sustainability committee considers the issue of director tenure and takes steps as may be appropriate to ensure that the board maintains an openness to new ideas and a willingness to critically re-examine the status quo.

Director Overboarding Policy and Time Commitments

Pursuant to our corporate governance guidelines, directors may not serve on a total of more than four public company boards, and no director who serves as chief executive officer of a public company may serve on a total of more than three public company boards (including the board of the company of which such director is the chief executive officer). All of our current directors comply with our overboarding policy. However, we are aware that some of our stockholders have their own board membership policies that are more restrictive than our policy. When assessing the appropriate balance of criteria required of board members, the nominating, governance and sustainability committee considers, among other things, director time availability in light of other commitments. Accordingly, when a director joins our board, as well as during the peer evaluation process, which occurs every other year, we ensure that each director has sufficient time to be a productive member of our board and has exhibited this capacity through his or her contributions to board discussions and decision-making. Our board believes that the above policy strikes the right balance by allowing for the experience gained through membership on other boards and the time commitment needed for engaged board service.

In addition to the board membership limits described above, the corporate governance guidelines provide that, as part of the nominating, governance and sustainability committee’s assessment of the background and qualification of director candidates, the committee will consider directors’ time availability in light of other commitments. The nominating, governance and sustainability committee assesses directors’ time commitments through the annual director and officer questionnaire and formal self-evaluation process and prior to the nomination of currently-serving directors.

12

PROPOSAL 1—ELECTION OF DIRECTORS

Meetings and Standing Committees of the Board of Directors

General

During 2025, there were 7 meetings of the board and 19 meetings in the aggregate of the three standing committees of the board. Each of the incumbent directors attended or participated in at least 75% of the aggregate number of board meetings and applicable committee meetings held during 2025. A director is expected to regularly attend and participate in meetings of the board and of the committees on which the director serves, and to attend the annual meeting of stockholders, pursuant to the company’s corporate governance guidelines. Each of our then-serving directors virtually attended the last annual meeting of stockholders.

During 2025, the board had the following standing committees: audit committee; compensation committee; and nominating, governance and sustainability committee. The board may establish other special or standing committees from time to time. Members of committees serve at the discretion of the board. Each of the three standing committees operates under a charter which is reviewed at least annually by the relevant committee and approved by the board. The charter for each committee requires that all members be independent, as required by NYSE listing standards. Our board has also adopted corporate governance guidelines. All committee charters and the corporate governance guidelines are available through the Investor Relations section of our website, www.hexcel.com, under “Governance.” You may obtain a copy of any of these documents, free of charge, by directing your request to Hexcel Corporation, Attention: Vice President, Investor Relations, Two Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut 06901, or by email to InvestorRelations@Hexcel.com.

The following table provides information regarding the current membership of each standing board committee (as of April 1, 2026):

Name	Audit	Compensation	Nominating, Governance and Sustainability

Jeffrey C. Campbell

James J. Cannon

Cynthia M. Egnotovich			Chair

Guy C. Hachey		Chair

Dr. Patricia A. Hubbard

Neal J. Keating

David H. Li

Catherine A. Suever	Chair

Assuming election of each of the director nominees at the Annual Meeting, the membership of each standing board committee will be as follows, effective May 14, 2026:

Name	Audit	Compensation	Nominating, Governance and Sustainability

James J. Cannon

Cynthia M. Egnotovich			Chair

Guy C. Hachey		Chair

Dr. Patricia A. Hubbard

Neal J. Keating

David H. Li

Catherine A. Suever	Chair

2026 PROXY STATEMENT	13

Compensation Committee

Number of Meetings in 2025: 8 Actions By Written Consent in 2025: 0	Catherine A. Suever Chair	Jeffrey C. Campbell	Cynthia M. Egnotovich	Neal J. Keating (as of March 3, 2026)

Overview

The audit committee assists the board in its oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, our independent registered public accounting firm’s qualifications, independence and performance, and our internal audit function. Additional information regarding the audit committee, including additional detail about the functions performed by the audit committee, is set forth in the Audit Committee Report included on page 74 of this proxy statement.

Committee Responsibilities

All members of our audit committee meet the financial literacy requirements of the NYSE. In addition, our board has determined that Jeffrey C. Campbell and Catherine A. Suever are each an “audit committee financial expert” under SEC rules.

The audit committee has adopted procedures for the receipt, retention and handling of complaints regarding accounting, internal controls and auditing matters by employees, stockholders or other persons. Any person with such a complaint should report it to the board as set forth under “Contacting the Board” on page 20 of this proxy statement. The audit committee has also adopted procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Number of Meetings in 2025: 8 Actions By Written Consent in 2025: 2	Guy C. Hachey Chair	James J. Cannon	David H. Li	Catherine A. Suever

Overview

The compensation committee articulates our compensation policy and principles, reviews and approves our compensation programs, including director compensation, and oversees our benefit plans. In this regard, the compensation committee oversees the administration of our incentive plans and may make grants, for example, of non-qualified stock options (“NQOs”), restricted stock units (“RSUs”) and performance share awards (“PSAs”) to executive officers, other key employees, directors and consultants; any such grants to Mr. Gentile are subject to approval by our independent directors. The compensation committee may delegate its authority to a subcommittee of its members.

Committee Responsibilities

Additional information regarding the compensation committee, including additional detail about the policies and principles of our compensation program, and information concerning the compensation consultant retained by the compensation committee (including a description of services provided by the consultant), is set forth under “Compensation Discussion and Analysis” beginning on page 29 of this proxy statement.

PROPOSAL 1—ELECTION OF DIRECTORS

Audit Committee

14

PROPOSAL 1—ELECTION OF DIRECTORS

Nominating, Governance
and Sustainability Committee

Number of Meetings in 2025: 3 Actions By Written Consent in 2025: 0	Cynthia M. Egnotovich Chair	Jeffrey C. Campbell	Guy C. Hachey	Dr. Patricia A. Hubbard

Overview

The nominating, governance and sustainability committee of the board identifies and recommends to the board individuals qualified to serve as directors and on committees of the board; advises the board with respect to board and committee procedures; develops and maintains our corporate governance principles; oversees the evaluation of the board and the committees of the board; and assists the board in fulfilling its oversight responsibilities relating to the company’s sustainability strategy.

Committee Responsibilities

The nominating, governance and sustainability committee oversees the evaluation of the board’s and each committee’s performance at least annually. In addition, the nominating, governance and sustainability committee, in collaboration with the lead director, conducts a peer review of individual directors every other year. The board evaluation process is more fully described under “Board Evaluation Process” on page 18 below.

The nominating, governance and sustainability committee also reviews, at least on an annual basis, and reports to the board on trends and changes with respect to corporate governance law, regulation, and practice and with respect to the company’s sustainability strategy, including initiatives and policies relating to environmental stewardship, corporate social responsibility and corporate culture (except where delegated to other board committees). The committee also considers any other corporate governance and sustainability issues that arise from time to time and develops related recommendations for the board to consider.

Director Candidate Process

Under the charter of the nominating, governance and sustainability committee and our corporate governance guidelines, the nominating, governance and sustainability committee is responsible for assessing the appropriate balance of criteria required of board members and, in considering potential director candidates, will consider, among other things, the background and qualifications of the potential director candidate, including knowledge, experience, personal and professional integrity, business judgment, time availability in light of other commitments, potential conflicts of interest and such other factors that the nominating, governance and sustainability committee considers appropriate in the context of the needs or stated requirements of the board, including the core competencies discussed above. The nominating, governance and sustainability committee has independent authority to select and retain a search firm to assist it in identifying qualified candidates for board membership and has the sole authority to approve the search firm’s fees and terms of engagement.

On March 3, 2026, the company entered into a cooperation agreement (the “Cooperation Agreement”) with Vision One Fund, LP and certain of its affiliates. Pursuant to the Cooperation Agreement, the company appointed Mr. Keating to the board and the audit committee on March 3, 2026 and agreed to include Mr. Keating as one of the company's nominees for election to the board at the Annual Meeting, among other things. For additional information regarding the Cooperation Agreement, please refer to the company's Current Report on Form 8-K filed with the SEC on March 4, 2026.

While we do not have a policy with regard to consideration of diversity (however that term may be defined) in identifying director nominees, the nominating, governance and sustainability committee recognizes that having a board with a variety of viewpoints, perspectives, backgrounds and experiences facilitates a more comprehensive decision-making process, and the committee considers a broad range of factors, including experience, skill set, areas of expertise and professional background, when identifying and recruiting candidates to fill positions on the board.

2026 PROXY STATEMENT	15

PROPOSAL 1—ELECTION OF DIRECTORS

The nominating, governance and sustainability committee will consider director candidates recommended by stockholders, as well as by other sources, including our non-management directors, our chief executive officer, and other executive officers. In considering candidates submitted by stockholders, the committee will take into consideration the needs of the board and the qualifications of the candidate, according to the criteria set forth above. To have a director candidate considered by the committee, a stockholder must submit the recommendation in writing to the Corporate Secretary at the address listed below under “Contacting the Board” so that it is received at least 120 days prior to the anniversary date of our prior year’s annual meeting of stockholders. For the 2027 Annual Meeting of Stockholders, such recommendations must be received by the Corporate Secretary no later than January 14, 2027. The stockholder must supply the following with his or her recommendation, as well as the information required to be provided by stockholders nominating persons for election to the board, as described in our Bylaws:

▪
The name and record address of the stockholder and evidence of the stockholder’s ownership of Hexcel stock; and
▪
The name, age, business address and residence address of the candidate, a listing of the candidate’s qualifications to be a director, and the candidate’s consent to be named as a director if selected by the committee and nominated by the board.

In connection with its evaluation, the nominating, governance and sustainability committee may request additional information from the candidate or the recommending stockholder. The committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder.

Board Leadership Structure

As stated in our corporate governance guidelines, we do not require separation of the offices of the Chairman of the Board and Chief Executive Officer (“CEO”). The board believes that the decision as to whether the positions of Chairman and CEO should be combined or separated, and whether an executive or an independent director should serve as Chairman if the roles are split, should be based upon the particular circumstances facing the company. Maintaining a flexible policy allows the board to choose the leadership structure that best serves the interests of the company and its stockholders at any particular time.

The board currently believes that combining the roles of CEO and Chairman is in the best interest of the company and its stockholders. The board’s key considerations for maintaining the combined role of Chairman and CEO under Mr. Gentile include the following:

▪
The company’s positive track record of performance and effective risk management under a combined Chairman and CEO leadership structure;
▪
The combined role enables decisive leadership and clear accountability and increases decision-making speed and agility, which is critical to prioritizing and driving organic and inorganic growth opportunities;
▪
The combined role enhances our ability to communicate our strategy clearly and consistently to stockholders and other key constituencies, such as our employees and key customers and suppliers;
▪
The combined role improves communication between management and the board and ensures the most relevant and timely meeting agenda items and materials are proposed to the lead independent director;
▪
The board structure and existing board- and committee-level oversight processes facilitate the maintenance of a high standard of corporate governance and effective accountability of the CEO to the board;
▪
Mr. Gentile’s performance and compensation is reviewed, and his compensation is recommended, by the compensation committee, and is subject to approval by the independent directors as a group;
▪
Each of the other directors on the board, other than Mr. Stanage, is independent;
▪
The independent directors meet regularly in executive session without management; and
▪
The board has named a highly qualified lead director, with robust responsibilities and authorities, which are described below.

16

PROPOSAL 1—ELECTION OF DIRECTORS

Our Bylaws provide that if the Chairman of the Board is not independent, as is the case with Mr. Gentile, then the independent directors are required to designate an independent board member to serve as lead director. Mr. Campbell, who has served as lead director since 2018, is not standing for reelection to the board at the Annual Meeting. Accordingly, the independent directors will designate an independent director to serve as lead director immediately following the Annual Meeting. The lead director has the responsibilities and authorities listed below:

▪
Calls meetings of the independent directors when necessary and appropriate;
▪
Calls special meetings of the board when necessary and appropriate;
▪
Participates in direct communication with the company’s stockholders where necessary and appropriate;
▪
Oversees the flow of information to the board;
▪
Determines the annual master agenda for board meetings with input from management and other directors;
▪
Collaborates with the CEO to set meeting agendas and ensure that information and materials that are important to the board’s understanding of agenda items are sufficient in scope;
▪
Oversees the board’s performance evaluations of the CEO and provides feedback directly to the CEO;
▪
Collaborates with the nominating, governance and sustainability committee to conduct peer reviews of individual directors as part of the board’s evaluation process;
▪
Chairs executive sessions of the board and meets with the CEO to discuss matters of board concern; and
▪
Collaborates with the nominating, governance and sustainability committee in monitoring the composition and structure of the board.

Under our corporate governance guidelines, non-management directors are required to meet in executive session without management no less than two times a year; these directors routinely meet for such executive sessions throughout the year, and the lead director presides at such sessions.

The board periodically reviews the board’s leadership structure and its appropriateness given the needs of the board and the company at such time. In addition, the board believes its risk oversight framework, as described under “Risk Oversight” on page 19 of this proxy statement, would be effective under a variety of leadership structures, and therefore does not materially affect its choice of structure.

2026 PROXY STATEMENT	17

PROPOSAL 1—ELECTION OF DIRECTORS

Board Evaluation Process

Board and committee evaluations play a critical role in ensuring the effective functioning of the board of directors. Our corporate governance guidelines assign responsibility for overseeing the annual board and committee evaluation process to the nominating, governance and sustainability committee. The evaluation process is adopted by the board upon recommendation of the nominating, governance and sustainability committee. The current board and committee evaluation process involves an annual self-evaluation by each director of the board as a whole and each standing committee of the board on which he or she serves and, every other year, a review of each individual director by his or her peer directors. The last individual director peer review was conducted in 2025.

Annual Board and Committee Self-Evaluation

Topics include board and committee effectiveness, size, composition and frequency of meetings, director access to management, the sufficiency and timeliness of information and materials provided by management, and the sufficiency of processes for risk oversight, as well as the overall mix of director skills, experience and backgrounds

1. Questionnaires
Each director completes a questionnaire evaluating the board of directors as a whole and each standing committee of the board on which he or she serves.

2. Nominating, Governance and Sustainability Committee Discussion
The results of the survey are aggregated, summarized by the Chief Legal and Sustainability Officer, and presented to the nominating, governance and sustainability committee for discussion.

3. Board Review and Recommendations
The nominating, governance and sustainability committee provides a report, with recommended governance changes, if any, to the board and each committee.

Biennial Individual Director Peer Review

Topics include individual director experience, background, skills, overall commitment and contribution to the effectiveness of the board of each director	1. Interviews

The lead director interviews each of the other directors to obtain an evaluation of all of the other directors, except the lead director. The chair of the nominating, governance and sustainability committee conducts a similar interview of each other director evaluating the lead director.

2. Individual Director Discussions

Each director then receives feedback from the lead director, and the lead director receives feedback from the chair of the nominating, governance and sustainability committee. The evaluations by each director remain anonymous to the extent reasonable.

3. Board Review and Recommendations

If the lead director or the chair of the nominating, governance and sustainability committee believes that significant issues arise from the peer evaluation, he or she presents those concerns to the board.

18

PROPOSAL 1—ELECTION OF DIRECTORS

Risk Oversight

Board of Directors
▪
The board is actively involved in overseeing our risk management, both directly and through its standing committees, which provide regular reports to the board.
▪
The board is regularly provided updates from management regarding material risks facing the company, in order to discuss key risk and business continuity indicators, and determine any additional actions that should be taken to mitigate the risks.
▪
The board is regularly provided updates from leaders of our business units and engages in an in-depth strategic review at least annually where the most significant risks affecting the company's long-term plan are discussed.
▪
Our Chief Information Officer regularly reviews information technology and cybersecurity risks and the measures implemented to mitigate such risks with the board.
▪
Our Chief Sustainability Officer regularly reviews risks related to the company's sustainability strategy with the board, including matters related to climate change and long-term emissions reduction goals, in coordination with a sustainability strategy team comprised of senior-level company employees representing each of the company's business units and functional groups.
▪
Management updates the board regularly on significant human capital matters related to succession planning, employee health and safety, and talent attraction, retention and development.

Audit Committee	Compensation Committee	Nominating, Governance & Sustainability Committee

Oversees risks related to:

▪
financial statements and financial reporting and accounting and internal controls, including meeting in executive session with independent auditor and internal audit
▪
the company's ethics and compliance program
▪
regulatory compliance
▪
information technology and cybersecurity
▪
tax
▪
insurance
▪
currency exchange and hedging policies
Oversees risks related to: ▪ board and executive compensation policies and practices ▪ welfare and benefit plans ▪ talent attraction, motivation and retention

Oversees risks related to:

▪
corporate governance practices
▪
board succession
▪
sustainability strategy and initiatives, policies and long-term goals related to the company's sustainability areas of focus

Senior Management

The company has an active enterprise risk management program, which is designed to measure, manage and aggregate risks on an enterprise-wide basis, and provide a systematic approach to risk assessment and mitigation. Under the enterprise risk management program, management identifies and assesses various risks facing the company, including internal risks related to our operations, strategy, financial condition, and employees, as well as external risks related to our markets, geographic locations and geopolitical conditions, our global supply chain, cybersecurity and Al, the regulatory environment, sustainability (including climate change), and our macroeconomic outlook, taking into account the likelihood of occurrence and potential impact. Management is responsible for developing an action plan to eliminate, mitigate or monitor such risks.

2026 PROXY STATEMENT	19

PROPOSAL 1—ELECTION OF DIRECTORS

Succession Planning

The board regularly engages in a review of management development and succession planning to assess organizational and leadership effectiveness and conducts in-depth discussions regarding specific succession and contingency planning for all key senior leadership positions. In addition to the nominating, governance and sustainability committee’s review of the company’s human capital management actions and inclusion initiatives as part of its oversight of sustainability strategy, and the compensation committee’s review of risks relating to talent attraction, motivation and retention, during the board’s review of management development and succession planning, the full board reviews information related to the company’s human capital strategy, including talent attraction, retention and development programs.

Stockholder Engagement

Our board and management value input from all stockholders. We maintain an ongoing, proactive and expansive stockholder engagement program in order to communicate our strategy and understand the viewpoints of our stockholders, as well as effectively respond to any stockholder concerns. We participate in numerous investor meetings and conferences, one-on-one and group meetings, earnings calls, and analyst conversations. We also communicate with stockholders and other stakeholders through a variety of other methods, including our annual report, proxy statement and other filings with the SEC, news releases, a dedicated investor relations section on our website and social media. Set forth below are details of our stockholder engagement program activities in 2025:

WE CONTACTED STOCKHOLDERS REPRESENTING 85% OF OUTSTANDING SHARES	WE ENGAGED MORE THAN 50% OF OUTSTANDING SHARES

OUR PRIMARY ENGAGEMENT TEAM	WHAT WE DISCUSSED
▪ Chairman, CEO and President ▪ Chief Financial Officer ▪ Vice President, Investor Relations ▪ Chief Legal and Sustainability Officer	▪ Business strategy ▪ Financial and operating performance ▪ Market dynamics ▪ Board oversight and governance, including board refreshment, and sustainability strategy ▪ Capital allocation

Contacting the Board

Stockholders and other interested parties may contact the non-management members of the board or the lead director by sending their concerns to: Board of Directors, c/o Corporate Secretary, Hexcel Corporation, Two Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut 06901, or by email to CorporateSecretary@hexcel.com. The Corporate Secretary will review all communications and forward them to the lead director. The Corporate Secretary may, however, filter out communications that do not relate to our business activities, operations or public disclosures, but will maintain a record of these communications and make them available to the lead director. Any communications received by the lead director relating to accounting, internal controls or auditing matters will promptly be brought to the attention of the audit committee and will be handled in accordance with the procedures established by the audit committee to address these matters.

20

PROPOSAL 1—ELECTION OF DIRECTORS

Code of Business Conduct

It is our policy that all of our directors, officers and employees worldwide conduct our business in an honest and ethical manner and in compliance with all applicable laws and regulations. Our board has adopted the Hexcel Code of Business Conduct, which applies to all of our directors, officers and employees worldwide, and addresses in detail our expectations with regard to conduct that fulfills our policy. The Code of Business Conduct can be viewed on the Investor Relations section of our website, www.hexcel.com, under “Governance.” In addition, you may obtain a free copy of the Code of Business Conduct by directing your request to Hexcel Corporation, Attention: Vice President, Investor Relations, Two Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut 06901, or by email to InvestorRelations@Hexcel.com. Any amendment to the Code of Business Conduct (other than technical, administrative or non-substantive amendments), or any waiver of a provision of the Code of Business Conduct that applies to our directors or executive officers, will be promptly disclosed on the Investor Relations section of our website under “Governance.”

Insider Trading Policies and Procedures

The board of directors has adopted an insider trading policy (“Insider Trading Policy”) that applies to all of the company’s directors, officers and employees, as well as certain other designated individuals, to prevent the misuse of confidential information about the company, as well as other companies in the event that any person covered by the Insider Trading Policy becomes aware of material non-public information about such companies in the course of his or her duties for Hexcel, and to promote compliance with the securities laws. Among other things, the Insider Trading Policy prohibits engaging in transactions in securities while aware of material non-public information and disclosing material non-public information to other parties (“tipping”). The Insider Trading Policy also prohibits directors, officers and certain other employees from engaging in transactions in Hexcel’s securities during certain periods, except pursuant to an approved trading plan under Rule 10b5-1 (“Rule 10b5-1”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act"). The Insider Trading Policy further provides that directors, officers and employees are prohibited from (i) engaging in “short sales” of Hexcel securities, (ii) buying, selling or writing publicly traded puts or calls on Hexcel securities, (iii) engaging in any hedging or monetization transactions involving Hexcel securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, or (iv) holding Hexcel securities in a margin account or otherwise pledging Hexcel securities. In addition, certain individuals, including directors and officers, are required to receive prior approval from the company’s Chief Legal and Sustainability Officer prior to engaging in transactions in the company’s securities, with notice to the Chief Executive Officer (for directors, officers and company leadership team members) and in consultation with the compensation committee chair (for the Chief Executive Officer and Chief Financial Officer).

The Insider Trading Policy and related Guidelines for Rule 10b5-1 Trading Plans also set forth mandatory guidelines that apply to all executive officers, directors and employees of the company who adopt Rule 10b5-1 plans for trading in the company’s securities, which are intended to ensure compliance with Rule 10b5-1 and to conform to best practices with respect to the design and implementation of Rule 10b5-1 plans.

Hexcel itself may also from time to time engage in transactions in Hexcel securities, such as in connection with its board-authorized share repurchase program. In doing so, Hexcel is committed to adhering to applicable securities laws and requirements, which may include restrictions on repurchases during certain periods. It is also Hexcel’s policy that Hexcel will not engage in transactions in its securities, or adopt any securities repurchase plans, while in possession of material non-public information relating to Hexcel or its securities other than in compliance with applicable law, subject to policies and procedures adopted by Hexcel.

For additional information, see the Insider Trading Policy, which can be viewed on the Investor Relations section of our website, www.hexcel.com, under “Governance” and is included as an exhibit to our Form 10-K for the period ended December 31, 2025.

Director Compensation in 2025

The company’s director compensation program is designed to enhance its ability to attract and retain highly qualified directors and to align their interests with the long-term interests of our stockholders. The program includes a cash component, which is designed to compensate non-employee directors for their service on the board, and an equity component, which is designed to align the interests of non-employee directors and stockholders. The company also provides certain other benefits to non-employee directors, which are described below. Directors who are employees of the company receive no additional compensation for their service on the board.

2026 PROXY STATEMENT	21

PROPOSAL 1—ELECTION OF DIRECTORS

The compensation committee regularly reviews compensation paid to our non-employee directors and makes recommendations for adjustments, as appropriate, to the full board. As part of this annual review, the compensation committee considers the significant time commitment and skill level required by each non-employee director in serving on the board and its various committees. The compensation committee seeks to maintain a market competitive director compensation program and, with the guidance from its independent compensation consultant, benchmarks our director compensation program against the peer group we use to evaluate our executive compensation program.

Following this review, in May 2025, and after considering the advice of its independent compensation consultant about market practices and pay levels, the compensation committee did not recommend any changes to the non-employee director compensation program, determining it was competitive compared to our peer group. The non-employee director cash compensation program provides for the following:

▪
$88,000 for the annual cash retainer;
▪
$30,000 for the lead director;
▪
$10,000 for each member of the audit committee;
▪
$7,500 for each member of the compensation committee; and
▪
$7,500 for each member of the nominating, governance and sustainability committee.

In addition, each committee chair receives the following annual compensation:

▪
$12,500 for the audit committee chair;
▪
$7,500 for the compensation committee chair; and
▪
$7,500 for the nominating, governance and sustainability committee chair.

Under our non-employee director compensation program, each non-employee director is permitted to elect to receive RSUs in lieu of his or her annual cash retainer (“Retainer RSUs”). Retainer RSUs are fully vested on the date of grant and convert into an equivalent number of shares of our common stock on the first anniversary of the grant date. In addition, upon initial election to the board and each reelection thereafter, each non-employee director receives a grant of RSUs (“Annual RSUs”) in an amount determined by the compensation committee following its receipt of the advice of its independent compensation consultant and its consideration of other relevant factors. The grant date value of Annual RSUs issued to directors in 2025 was $140,000. Annual RSUs granted in 2025 vest on the earlier of (i) the first anniversary of the grant date, or (ii) the date immediately prior to the next annual meeting of stockholders following the grant date. In each case, RSUs convert into an equivalent number of shares of our common stock on the vesting date, unless directors elect to defer conversion and delivery of the shares underlying the RSUs until termination of their service as a director. If and when cash dividends are declared on shares of our common stock, we provide dividend equivalents for each RSU then held by the non-employee director equal to the cash dividend that we pay to holders of our common stock, which convert at the same time as the underlying RSUs to which they relate and are paid in cash.

Our stock ownership guidelines, which are described on page 47, apply to non-employee directors, as well as executive officers. As of the last ownership testing date, December 31, 2025, all of our then-appointed non-employee director nominees held the requisite number of shares.

The table below summarizes the compensation paid by the company to non-employee directors for the fiscal year ended December 31, 2025:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)

Jeffrey C. Campbell(4)	137,549	139,974	277,523
James J. Cannon	95,500	139,974	235,474
Cynthia M. Egnotovich	113,000	139,974	252,974
Thomas A. Gendron(5)	33,845	—	33,845
Guy C. Hachey	110,500	139,974	250,474
Dr. Patricia A. Hubbard	95,392	139,974	235,366
David H. Li(4)	92,734	186,674	279,408
Nick L. Stanage	95,495	139,974	235,469
Catherine A. Suever(4)	115,951	139,974	255,925

(1)

The amounts in this column represent the fees that were earned or paid in cash, plus the grant date fair value of Retainer RSUs granted to Dr. Hubbard and Mr. Li, who each elected to receive Retainer RSUs in lieu of their annual cash retainer for 2025. On January 10, 2025, April 4,

22

PROPOSAL 1—ELECTION OF DIRECTORS

2025, July 11, 2025, and October 3, 2025, Dr. Hubbard and Mr. Li were each issued 341, 457, 373, and 340 Retainer RSUs in lieu of their quarterly retainer payments, having a grant date fair value per Retainer RSU granted of $64.37, $48.14, $58.84 and $64.69, respectively. The foregoing grant date fair values were computed in accordance with Accounting Standards Codification 718, “Compensation—Stock Compensation” (“ASC 718”). The amounts do not correspond to the actual value that will be realized by a director. For additional information regarding the assumptions made in calculating these amounts, see Note 13 “Stock-Based Compensation,” to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

(2)	The grant date fair value of each Annual RSU granted to directors on May 8, 2025 was $51.90, computed in accordance with ASC 718.
(3)

As of December 31, 2025, each of our non-employee directors held 2,697 Annual RSUs that were not yet eligible for conversion, which excludes (a) Retainer RSUs that a director elected to receive in lieu of the director’s annual cash retainer as disclosed in footnote 1 above and (b) RSUs for which a director has elected to defer conversion and delivery until termination of his or her service with the board. All RSUs granted prior to the 2025 Annual Meeting have either been converted into common stock or are subject to a director election to defer conversion. Each then-current director (other than Mr. Li, Mr. Stanage and Ms. Suever) elected to defer conversion and delivery of common stock underlying the RSUs granted in 2025 until termination of his or her service as a director.

(4)

Mr. Li received (a) a prorated grant of 744 RSUs upon his initial appointment to the board on January 1, 2025 having a grant date fair value per Annual RSU granted of $62.70, and (b) a prorated annual cash retainer. Effective February 28, 2025, Ms. Suever was appointed audit committee chair to replace Mr. Campbell, who remained a member of the audit committee. On May 8, 2025, Mr. Li was appointed to the compensation committee. Each director received prorated committee chair or member fees for 2025, as applicable.

(5)	Mr. Gendron did not stand for reelection at the 2025 Annual Meeting of Stockholders.

2026 PROXY STATEMENT	23

EXECUTIVE OFFICERS

Set forth below is certain information concerning each of our current executive officers as of the date of this proxy statement. Mr. Patrick J. Winterlich, who previously served as the company's Executive Vice President and Chief Financial Officer, resigned from his position effective November 30, 2025. Mr. Thierry P. Merlot, who previously served as the company’s President, Aerospace, Europe, Middle East, Africa and Asia Pacific & Industrial from May 2020 through September 2025, served as the company’s Executive Vice President, Strategy from September 2025 until his retirement on January 30, 2026.

In addition, on March 10, 2026, the board appointed James Coogan as Executive Vice President and Chief Financial Officer, effective as of May 1, 2026. In connection with Mr. Coogan's appointment, on May 1, 2026, Mr. Lenz will transition to the position of Executive Vice President, Senior Advisor to support the transition. Additional information, including Mr. Coogan's biographical information, is included in the company's Current Report on Form 8-K filed with the SEC on March 13, 2026.

Michael C. Lenz

Executive Vice President, Interim Chief Financial Officer Age: 62 Executive Officer Since: 2025	Career Highlights
	■	Executive Vice President, Interim Chief Financial Officer of Hexcel since November 2025
■

Previously served in a variety of leadership roles at FedEx Corp., which provides transportation, e-commerce and business services, including Executive Vice President and Chief Financial Officer (September 2020-July 2023); Executive Vice President and Chief Financial Officer-Elect (June 2020-September 2020); Corporate Vice President and Treasurer (February 2012-May 2020); Staff Vice President - Strategic Finance (2010-February 2012); and Vice President - Finance of FedEx Office (2005-2010)

	■	Various positions of increasing responsibility in Finance, Investor Relations, Financial Planning and Analysis, International Planning, and Fleet Planning at American Airlines, Inc. (1994-2005)
	■	Served as an Avionic Engineer at McDonnell Douglas now known as Boeing (1985-1992)
Other Current Public Company Directorships
	■	Republic Airways, since May 2025 (audit committee and corporate governance committee)

24

EXECUTIVE OFFICERS

Gail E. Lehman

Executive Vice President, Chief Legal and Sustainability Officer, and Secretary Age: 66 Executive Officer Since: 2017	Career Highlights
■

Executive Vice President, Chief Legal and Sustainability Officer and Secretary of Hexcel since January 2025; previously Executive Vice President, General Counsel and Secretary of Hexcel (January 2017-December 2024)

■

Previously Chief Administrative Officer, General Counsel & Corporate Secretary (March 2012-December 2016); Vice President of Human Resources, General Counsel and Corporate Secretary (February 2011-March 2012); and Vice President, General Counsel and Secretary (January 2010-February 2011) at Noranda Aluminum Holding Corporation

	■	Served as Vice President, General Counsel and Corporate Secretary for Hawker Beechcraft Corporation (July 2007-August 2009) and Covalence Specialty Materials Corporation (April 2006-May 2007)
■

Various positions of increasing responsibility in the Honeywell International Inc. Law Department (1993-April 2006), including Assistant General Counsel, Treasury and Finance, and Assistant Secretary (November 2001-April 2006)

Gina Fitzsimons

Executive Vice President, Chief Human Resources and Communications Officer Age: 55 Executive Officer Since: 2022	Career Highlights
■

Executive Vice President, Chief Human Resources and Communications Officer of Hexcel since October 2024; previously Executive Vice President, Chief Human Resources Officer (June 2022-October 2024); Senior Vice President, Chief Human Resources Officer (January 2022-May 2022); Vice President, Global Total Rewards and Talent (May 2020-January 2022); and Vice President, Global Total Rewards (June 2019-May 2020)

■

Prior leadership roles of increasing significance at Avon Products, Inc., a global manufacturer and marketer of beauty and related products (2007-2017), including Group Vice President—Global Total Rewards and Human Resources Business Partner (2016-2017), Vice President, Human Resources Business Partner (2014-2016) and Vice President, Total Rewards Leader (2011-2014)

	■	Various global compensation and business development roles at Reader’s Digest (2001-2007) and Citigroup (1997-2001)

2026 PROXY STATEMENT	25

EXECUTIVE OFFICERS

Lilian Braylé

President, Aerospace - Europe, MEA/AP & Industrial Age: 58 Executive Officer Since: 2025	Career Highlights
	■	President, Aerospace - Europe, MEA/AP & Industrial since September 2025
■

Previously served as a Member of the Executive Committee and EVP of Systems, Equipment, and Propulsion at Naval Group, a French industrial group specializing in naval defense design, development and construction (June 2021-September 2025)

	■	Served as Director of Services at Nexter (now known as KNDS France), a French defense company (July 2019-June 2021)
	■	Prior leadership roles of increasing significance at Airbus (October 2011-July 2019), KNDS Group (July 2019-May 2021) and SAFRAN (April 1991-September 2011)

Lyndon Smith

President - Americas & Global Fibers Age: 66 Executive Officer Since: 2025	Career Highlights
■

President, Americas & Global Fibers of Hexcel since May 2025; previously Vice President of Commercial Aerospace (March 2023-May 2025); Senior Vice President and General Manager of Global Fibers (October 2014-March 2023); Group Product Director for Matrix at Hexcel Salt Lake City (September 2012-October 2014)

■

Prior leadership roles of increasing responsibility in marketing and general management of various business units, including partial ownership of an aerospace distribution company, at Clean Diesel (2011-2012), EVRoberts (2008-2011, Henkel (1986-2008), and British Petroleum (1977-1985)

■

Founding board member of 47G, a Utah aerospace and defense association, and member of Air Logistics and Travel Alliance (Project Alta) focused on the development of lightweight composite Advanced Air Mobility electric vehicles

	■	Fellow of the Royal Society of Chemistry and a Chartered Chemist

26

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

Stock Beneficially Owned by Principal Stockholders

The following table sets forth certain information with respect to the ownership by any person known to us to be the beneficial owner of more than five percent of the issued and outstanding shares of Hexcel common stock as of March 17, 2026 (the number of shares held by each listed stockholder may have changed subsequent to the date listed in the applicable footnote below):

Name	Number of Shares of Common Stock	Percent of Common Stock(1)

BlackRock, Inc.(2)	8,926,898	11.8%
EARNEST Partners, LLC(3)	5,140,542	6.8%
T. Rowe Price Associates, Inc.(4)	5,104,153	6.8%
AllianceBernstein L.P.(5)	4,849,941	6.4%
State Street Corporation(6)	4,064,989	5.4%

(1)	Based on 75,394,986 shares of common stock outstanding as of March 17, 2026.
(2)

BlackRock, Inc. is the parent of several subsidiaries that hold the shares listed in the table, of which BlackRock Fund Advisors beneficially owns more than 5% of the company’s common stock. Of the shares listed, BlackRock, Inc. has sole voting power with respect to 8,638,987 shares and sole dispositive power with respect to 8,926,898 shares. BlackRock, Inc.’s business address is 50 Hudson Yards, New York, NY 10001. The number of shares listed in the table and the information in this footnote are derived from an Amendment to the Schedule 13G filed by BlackRock, Inc. with the SEC on January 24, 2024.

(3)

EARNEST Partners, LLC has sole voting power with respect to 3,315,764 shares, shared voting power with respect to 806,696 shares and sole dispositive power with respect to 5,140,542 shares. EARNEST Partners' business address is 1180 Peachtree Street NE, Suite 2300, Atlanta, GA 30309. The number of shares listed in the table and the information in this footnote are derived from an Amendment to the Schedule 13G filed by EARNEST Partners, LLC with the SEC on August 14, 2025.

(4)

T. Rowe Price Associates, Inc. has sole voting power with respect to 5,086,482 shares and sole dispositive power with respect to 5,104,121 shares. T. Rowe Price’s business address is 1307 Point Street, Baltimore, MD 21231. The number of shares listed in the table and the information in this footnote are derived from an Amendment to the Schedule 13G filed by T Rowe Price Associates, Inc. with the SEC on February 17, 2026.

(5)

AllianceBernstein L.P. is a majority-owned subsidiary of Equitable Holdings, Inc. AllianceBernstein operates under independent management and makes independent decisions from Equitable and its respective subsidiaries, and Equitable calculates and reports beneficial ownership separately from AllianceBernstein. The shares of the company's common stock beneficially owned by AllianceBernstein were acquired solely for investment purposes on behalf of its client discretionary investment advisory accounts. AllianceBernstein has sole voting power with respect to 4,317,571 shares, sole dispositive power with regard to 4,782,453 shares and shared dispositive power with respect to 67,488 shares. AllianceBernstein's business address is 501 Commerce Street, Nashville, TN 37203. The number of shares listed in the table and the information in this footnote are derived from the Schedule 13G filed by AllianceBernstein L.P. with the SEC on November 14, 2025.

(6)

State Street Corporation is the parent of several subsidiaries that hold the shares listed in the table, none of which individually holds more than 5% of the company’s common stock. State Street Corporation has shared voting power with respect to 3,754,482 shares and shared dispositive power with respect to 4,064,989 shares. State Street Corporation’s business address is 1 Congress Street, Suite 1, Boston, MA 02114. The number of shares listed in the table and the information in this footnote are derived from the Schedule 13G filed by State Street Corporation with the SEC on February 4, 2025.

2026 PROXY STATEMENT	27

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Stock Beneficially Owned by Directors and Officers

The following table contains information regarding the beneficial ownership of shares of Hexcel common stock as of March 17, 2026 by our current directors and the executive officers listed in the Summary Compensation Table and by all current executive officers and directors as a group. Except as otherwise indicated in the footnotes to the table, we have been informed that each person listed had sole voting power and sole investment power over the shares of common stock shown opposite his or her name.

Name	Shares of Common Stock(1)(2)	Percent of Common Stock(3)(4)

Thomas C. Gentile III(5)	74,871	*
Jeffrey C. Campbell	76,006	*
James J. Cannon	5,318	*
Cynthia M. Egnotovich	31,173	*
Gina Fitzsimons	28,388	*
Guy C. Hachey	35,390	*
Dr. Patricia A. Hubbard	8,406	*
Neal J. Keating	254	*
Gail E. Lehman	104,489	*
Michael C. Lenz	—	*
David H. Li	5,565	*
Thierry P. Merlot(6)	127,515	*
Nick L. Stanage	983,392	1.30%
Catherine A. Suever	22,803	*
Patrick J. Winterlich(7)	157,387	*
All current executive officers and directors as a group (15 persons)(2)	1,405,138	1.84%

(1)

Beneficial ownership is determined in accordance with SEC regulations. Therefore, the table lists all shares as to which the person listed has or shares the power to vote or to direct disposition, including (a) shares underlying vested but deferred RSUs, (b) shares underlying RSUs that will vest within 60 days following March 17, 2026, (c) shares underlying Retainer RSUs granted to Dr. Hubbard and Mr. Li as a result of such person’s election currently or previously to receive his or her annual cash retainer in RSUs, and (d) NQOs exercisable as of March 17, 2026 or within 60 days thereafter. Shares underlying these RSUs and NQOs are considered outstanding and beneficially owned for the purpose of computing the holder’s percentage of beneficial ownership, but not considered outstanding for the purpose of computing the percentage of beneficial ownership of any other person. The aggregate number of shares underlying such RSUs and NQOs were as follows: Mr. Gentile 57,091; Mr. Campbell 58,203; Mr. Cannon 5,318; Ms. Egnotovich 27,173; Ms. Fitzsimons 20,676; Mr. Hachey 27,390; Dr. Hubbard 8,406; Mr. Keating 254; Ms. Lehman 84,341; Mr. Li 4,480; Mr. Merlot 69,574; Mr. Stanage 511,367; Ms. Suever 2,697; and Mr. Winterlich 117,030; and all current executive officers and directors as a group 827,221. Any partial share amounts due to vesting have been rounded down to the nearest whole share number.

(2)	None of our directors or current executive officers has pledged any of our common stock.
(3)	Based on 75,394,986 shares of common stock outstanding as of March 17, 2026.
(4)	An asterisk represents beneficial ownership of less than 1%.
(5)

Amount includes 15,000 shares held by The Thomas Charles Gentile III Revocable Trust, a family trust of which Mr. Gentile and his wife are the trustees, and Mr. Gentile’s wife is the beneficiary. The information in this footnote was derived from a Form 4 filed by Mr. Gentile with the SEC on May 2, 2024.

(6)

Mr. Merlot, a former executive officer who is listed in the Summary Compensation Table, previously served as the company’s President, Aerospace, Europe, Middle East, Africa and Asia Pacific & Industrial from May 2020 through September 2025, and served as the company’s Executive Vice President, Strategy from September 2025 until his retirement on January 30, 2026. The number of shares is based on information disclosed in a Form 4 filed by Mr. Merlot on February 2, 2026, as well as the number of exercisable NQOs held by Mr. Merlot as of March 17, 2026, according to the company’s records. Mr. Merlot is no longer required to report his holdings in the company’s securities pursuant to Section 16 of the Exchange Act.

(7)

Mr. Winterlich, a former executive officer who is listed in the Summary Compensation Table, previously served as the company's Executive Vice President and Chief Financial Officer, until he resigned from his position effective November 30, 2025. The number of shares is based on information disclosed in a Form 4 filed by Mr. Winterlich on October 30, 2025, as well as the number of exercisable NQOs held by Mr. Winterlich as of March 17, 2026, according to the company’s records. Mr. Winterlich is no longer required to report his holdings in the company’s securities pursuant to Section 16 of the Exchange Act.

28

COMPENSATION DISCUSSION &
ANALYSIS

2025 NEO Executive Summary

In this Compensation Discussion and Analysis (“CD&A”), we address the compensation paid or awarded to the following executive officers of the company, who are listed in the Summary Compensation Table that follows this discussion, and whom we refer to as our “named executive officers” or “NEOs”:

Thomas C. Gentile III Chairman, Chief Executive Officer and President

Patrick J. Winterlich Former Executive Vice President and Chief Financial Officer

Gail E. Lehman Executive Vice President, Chief Legal and Sustainability Officer, and Secretary

Thierry P. Merlot Former Executive Vice President, Strategy

Gina Fitzsimons Executive Vice President, Chief Human Resources and Communications Officer

2026 PROXY STATEMENT	29

COMPENSATION DISCUSSION AND ANALYSIS

Our named executive officers for 2025 also include Michael C. Lenz, who currently serves as Executive Vice President, Interim Chief Financial Officer. Mr. Lenz was appointed to this role on November 30, 2025, which was the effective date of Mr. Winterlich’s resignation as Executive Vice President and Chief Financial Officer. Given the timing of the transition, and the interim nature of Mr. Lenz’s role, this CD&A focuses primarily on the compensation earned in 2025 by the named executive officers pictured above (and describes the compensation earned by Mr. Lenz where appropriate). Mr. Winterlich did not receive severance compensation upon his voluntary termination from the company. Mr. Merlot, previously the company’s President, Aerospace – EMEA/AP & Industrial, transitioned to the role of Executive Vice President, Strategy on September 29, 2025 in connection with his anticipated retirement from the company in 2026. Mr. Merlot retired from the company effective January 30, 2026 and received the retirement benefits described below.

Stockholder Engagement and Consideration of Last Year’s Advisory Say-on-Pay Vote

The compensation committee considers stockholder feedback and results of the annual advisory vote on executive pay (Say-on-Pay) when structuring our executive pay program. The company also routinely engages stockholders in part to better understand their views on our executive compensation practices. At our 2025 Annual Meeting of Stockholders, our stockholders approved, on an advisory basis, the compensation of our named executive officers. The stockholder vote in favor of our named executive officer compensation totaled approximately 87% of the votes cast, including abstentions. After consideration of the results of the advisory vote, we determined that no revisions to our executive compensation program were necessary in response to the vote.

Our compensation programs continue to be primarily performance-based, with a significant portion of executive pay at-risk. We establish performance targets that are rigorous and reflective of the business plan we communicate to investors.

Fiscal 2025 Performance Highlights

While 2025 brought challenges for both the aerospace industry and Hexcel, the company’s strong fourth quarter 2025 results reflected recent trends of rising commercial aircraft build rates and increasing defense and space spending. The fourth quarter 2025 closed with particularly favorable order trends as destocking eased, which reinforces our view that the commercial aerospace recovery is accelerating. With this improving outlook, the company took a decisive step in the fourth quarter to invest in Hexcel with a $350.0 million accelerated share repurchase demonstrating confidence that Hexcel is well positioned to capitalize on the ongoing commercial aerospace recovery.

More than $800M has been returned to stockholders since the beginning of 2024 through dividends and share repurchases.	$1.37 Diluted earnings per share was $1.37 in 2025, compared to $1.59 in 2024.

$1.76

Adjusted diluted

earnings per share

was $1.76 in 2025, as compared to $2.03 in 2024. Adjusted diluted earnings per share is a non-GAAP financial measure. See Annex A to this proxy statement for a reconciliation of GAAP diluted earnings per share to adjusted diluted earnings per share.

$1,894M Sales were $1,894 million in 2025, a decrease of 0.5% compared to 2024.

$230.5M Net cash provided by operating activities was $230.5 million in 2025, compared to $289.9 million in 2024.

$157.2M

Free cash flow

a non-GAAP financial measure, was $157.2 million in 2025, compared to $202.9 million in 2024. Free cash flow equals our net cash provided by operating activities minus capital expenditures, which were $73.3 million in 2025 and $87.0 million in 2024.

30

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Overview

Our Compensation Philosophy and Principles

Our philosophy is to deliver pay for performance. We seek to provide a level of performance that creates sustainable value for our stockholders by generating short-term results while also making investments designed to increase profitability and stockholder returns over the long term. Our compensation principles, as articulated by the compensation committee, are:

OBJECTIVES	DESIGN	GOVERNANCE

▪
Attract, retain and motivate high caliber executive talent
▪
Align executives’ and stockholders’ interests by requiring executive officers to meet ownership guidelines and prohibiting them from pledging our stock or engaging in short sales or any hedging or monetization transactions involving our stock
▪
Encourage retention and motivation of our talent, which is even more critical as we work through our recovery and our continued growth; incentivize key talent to focus on overcoming challenges with fewer resources to deliver results
▪
Continue to align executive compensation with the interests of our stockholders by ensuring stockholder value through stock price appreciation and stockholder returns

▪
Ensure that a significant portion of total target compensation is variable compensation based on the company’s performance
▪
Establish goals for performance-based compensation that are challenging yet attainable
▪
Consider key strategic measures (including financial, non-financial and sustainability) in incentive plan design to maintain alignment with customers, stockholders and employees
▪
Encourage long-term focus while recognizing the importance of short-term performance

▪
Determine compensation based on forward looking considerations and not solely on the basis of past compensation or results
▪
Discourage excessive risk taking by structuring pay to consist of both fixed and variable elements, using a mix of short- and long-term company performance-based metrics and setting maximum total payouts
▪
Prevent and remedy executive misconduct, and impose appropriate discipline on individuals who engage in misconduct
▪
Make compensation decisions that are equitable and shared by all employees based on one of the company’s values, “One Hexcel”

We believe that the structure of our compensation program, which is explained in detail below, is consistent with these principles.

2026 PROXY STATEMENT	31

COMPENSATION DISCUSSION AND ANALYSIS

Structure of Our Compensation

Our pay for performance philosophy is demonstrated by the way we have structured the elements of our total direct compensation program, which provide a significant level of variability depending on our performance. These elements consist of salary, annual cash incentive awards under our Management Incentive Compensation Plan (“MICP”) and long-term equity awards in the form of NQOs, PSAs and, for all executive officers other than the Chief Executive Officer, RSUs.

Total Direct Compensation—Key Elements

Short-Term Cash Incentive	Long-Term Equity Incentive Awards

Base Salary

Base salaries are reviewed annually and at a time of a change in position and may be adjusted based on performance or market and peer benchmarking.

Annual Cash Incentive Award (MICP)

Annual incentive plan with payouts based on accomplishing specific financial performance measures.

For 2025, these were:

(1) Free Cash Flow (50%)

(2) Adjusted EBIT (50%)

(3) Growth Modifier (an increase of up to 10%)

PSAs

Performance-based vesting at the end of a three-year period, based on accomplishing specific financial performance measures. For 2025, these were:

(1) ROIC percentage at the end of the three-year performance period (50%)

(2) Relative EPS Growth during the three-year performance period compared to the performance of the Standard & Poor’s (S&P) MidCap 400 Index companies (50%)

NQOs

Time-based vesting: 12, 24 and 36 months from the grant date in three equal installments

RSUs

Time-based vesting: 12, 24 and 36 months from the grant date in three equal installments

As demonstrated below, a significant percentage of the 2025 target compensation for our named executive officers constitutes variable compensation tied to our financial performance.

For purposes of the graphs below, the “total direct compensation” reflects (i) annualized base salary for 2025, (ii) the 2025 target award opportunity under the MICP, and (iii) the 2025 target long-term incentive award opportunity that is granted in the form of equity awards. Mr. Lenz is not included in the graphs below given the interim nature of his role; however, his compensation package is described immediately following the graphs.

Thomas C. Gentile III

CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT

▪
Base salary remained at $1,100,000
▪
Target MICP annual cash incentive award opportunity
remained at 110% of base salary
▪
Target long-term equity incentive compensation
opportunity increased from 440% to 460% of base salary

Patrick J. Winterlich

FORMER EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

▪
Base salary increased by 3.5%
▪
Target MICP annual cash incentive award opportunity
remained at 85% of base salary
▪
Target long-term equity incentive compensation
opportunity increased from 190% to 200%
of base salary

32

COMPENSATION DISCUSSION AND ANALYSIS

Gail E. Lehman

EXECUTIVE VICE PRESIDENT, CHIEF LEGAL AND
SUSTAINABILITY OFFICER, AND SECRETARY

▪
Base salary increased by 3.5%
▪
Target MICP annual cash incentive award opportunity
remained at 70% of base salary
▪
Target long-term equity incentive compensation
opportunity increased from 160% to 170%
of base salary

Thierry P. Merlot

FORMER EXECUTIVE VICE PRESIDENT, STRATEGY

▪
Base salary increased by 4.5%
▪
Target MICP annual cash incentive award opportunity
increased from 70% to 80% of base salary
▪
Target long-term equity incentive compensation
opportunity remained at 135%
of base salary

Gina Fitzsimons

EXECUTIVE VICE PRESIDENT, CHIEF HUMAN RESOURCES AND COMMUNICATIONS OFFICER

▪
Base salary increased by 5.0%
▪
Target MICP annual cash incentive award opportunity
increased from 65% to 70% of base salary
▪
Target long-term equity incentive compensation
opportunity increased from 110% to 115%
of base salary

In addition to health and welfare and retirement plans made available to our U.S.-based employees, we provide our named executive officers with some or all of the following benefits, which we believe are reasonable and consistent with market practice: a nonqualified deferred compensation plan, supplemental retirement benefits, and severance arrangements with respect to specified termination of employment events. See “Ongoing and Post-Employment Arrangements,” below for additional information. We provide limited personal benefits to our named executive officers, as described below under “2025 Compensation – Personal Benefits.” These benefits are not reflected in the graphs above.

Compensation for Mr. Lenz

Mr. Lenz was appointed to serve as Executive Vice President, Interim Chief Financial Officer, effective November 30, 2025 to perform the functions of the company’s principal financial officer on a temporary basis while the company continues to search for a permanent successor to the Executive Vice President, Chief Financial Officer role. In connection with his appointment, Mr. Lenz receives a base salary of $65,000 per month for a minimum of three months and a cash bonus payable upon completion of his employment with a target amount of 85% of base salary earned for the period of his employment. Mr. Lenz is eligible to participate in certain retirement and employee benefit plans available to other executive officers of the company and received a reimbursement for legal expenses incurred in connection with negotiation of his employment terms with the company.

2026 PROXY STATEMENT	33

COMPENSATION DISCUSSION AND ANALYSIS

Our Compensation Best Practices

We follow a number of compensation practices consistent with our stockholders’ interests and best practices:

What We Do	What We Don’t Do

Annual Say-on-Pay vote	No excise tax gross-up under severance agreements
Pay for performance – 85% of Mr. Gentile’s target pay	or under our Executive Severance Policy
was variable and at risk	No repricing of any stock options, including
Challenging performance targets under short- and long-term incentive programs	underwater stock options, without stockholder approval
Multi-year vesting period for equity incentive awards	No dividends on PSAs or RSUs unless performance goals or time-based vesting conditions are met
Caps on incentive payouts	No pledging, hedging or short selling by our directors
Robust stock ownership guidelines – 6x base salary for CEO	or by any Hexcel employee, including executive officers
Mandatory and discretionary clawback policies for	No excessive executive perquisites
executive officer incentive-based compensation

34

COMPENSATION DISCUSSION AND ANALYSIS

Role of Compensation Committee, Compensation Consultant, Human Resources Department and Chief Executive Officer – Annual Review Process

Role of the Compensation Committee – The compensation committee is responsible for oversight of our compensation and benefit plans and programs. The compensation committee approves the compensation of our executive officers other than the Chief Executive Officer and recommends the compensation of the Chief Executive Officer for approval by the independent directors.

In addition, the compensation committee annually reviews our compensation policies, practices and programs to determine whether they could result in financial, operational, legal or reputational risk to the company. As a result of its most recent review, the compensation committee concluded that any potential risks arising from our compensation policies, practices and programs are not reasonably likely to have a material adverse effect on the company. In reaching its conclusion, the compensation committee considered, among other factors, that in designing our compensation programs we use a number of approaches to mitigate excessive risk taking, including maximum award levels, the use of multiple financial measures with respect to the MICP and PSAs, multi-year vesting of equity awards, stock ownership guidelines, and our clawback policies.

Role of Compensation Consultant – The compensation committee directly engaged Semler Brossy to provide advice with respect to its compensation decisions. From time to time, including in 2025, the compensation committee seeks the views of Semler Brossy on items such as incentive program design and market practices, including in respect of new officer hires. In response, Semler Brossy provides data analyses and market assessments, and prepares related reports. The compensation committee assessed the independence of Semler Brossy in accordance with NYSE listing standards and concluded that no conflicts of interest were raised in connection with Semler Brossy’s service as an independent consultant to the compensation committee. In reaching its conclusion, the compensation committee noted that Semler Brossy does not provide any other services to us.

Role of our Human Resources Department – Our Human Resources Department provides statistical and other data to the compensation committee to assist it in reviewing compensation we provide to our executives.

Role of our Chief Executive Officer – During the annual review process for 2025, Mr. Gentile provided recommendations to the compensation committee as to the components of our executive officers’ compensation based on his evaluation of their performance. However, he did not make recommendations regarding his own compensation and was not present during compensation committee discussions regarding his compensation. While the compensation committee considered Mr. Gentile ’s compensation recommendations for our other executive officers, the ultimate determinations regarding executive compensation were made by the compensation committee, subject, in the case of Mr. Gentile, to ratification by our independent directors.

Competitive Assessment of Our Compensation

In making its compensation determinations for 2025, the compensation committee considered several forms of comparative data to gain insight into compensation paid by other companies to executives serving in similar capacities to our named executive officers.

Peer Group

The principal source of comparative data with respect to our named executive officers, to the extent available, was proxy statement data for fourteen peer group companies, which was supplemented with survey data as described below. Our primary objective in constructing our peer group was to identify a group of similar-sized peers that represent a blend of companies manufacturing products similar to ours or companies that are suppliers to the aerospace industry, with a preference for companies that fit within both categories. To meet this objective as best as reasonably possible, we used the following criteria:

▪
Industry Fit — We consider publicly traded United States companies that are:
▪
in the same Global Industry Classification Standards (“GICS”) sub-industry designation as Hexcel (Aerospace and Defense); or
▪
in a GICS sub-industry that manufactures products that are similar to ours.
▪
Size — We consider companies that:
▪
have revenues in the range of 1/3 to three times our revenue; and
▪
have a market capitalization in the range of 1/3 to three times our market capitalization.
▪
Other qualitative and quantitative factors that enable us to identify companies with similar talent, business and operational characteristics.

2026 PROXY STATEMENT	35

COMPENSATION DISCUSSION AND ANALYSIS

Several of the companies in our peer group do not satisfy all of the screening criteria. Nevertheless, we concluded that because those companies satisfied most of the criteria used in our selection process and possess meaningful business similarities, their continued inclusion in the peer group was appropriate.

The peer group companies used in connection with the compensation committee’s assessment of competitive compensation in December 2024 for fiscal year 2025 compensation were the following:

PEER GROUP COMPANIES
▪ AAR Corp.	▪ Curtiss-Wright Corporation	▪ Spirit AeroSystems Holdings, Inc.
▪ ATI Inc.	▪ H.B. Fuller Company	▪ Teledyne Technologies Incorporated
▪ Barnes Group Inc.	▪ ITT Inc.	▪ Triumph Group, Inc.
▪ Cabot Corporation	▪ Moog Inc.	▪ Woodward, Inc.
▪ Crane Company	▪ RBC Bearings Incorporated

Other Data

The committee also reviewed compensation data from the Equilar Total Compensation Report, an executive compensation survey, which aggregates information from over 6,200 companies in various industries. The Equilar data was used to compare each of our named executive officers with individuals in the same or similar position in companies with revenues similar to Hexcel. In addition, the compensation committee referenced the Willis Towers Watson 2024 General Industry Executive Survey, a large compensation survey of hundreds of companies in various industries. Due to the breadth of companies in the survey, for purposes of comparison, we size adjust the data based on our revenue. In the case of Mr. Merlot, the compensation committee referenced survey data for an executive serving in a similar role with respect to a regional scope with a revenue range comparable to the businesses for which Mr. Merlot had responsibility. The identity of the individual companies comprising the foregoing surveys was not considered by the compensation committee in its evaluation process and, therefore, the compensation committee does not consider such information to be material.

Use of Comparative Data

While the committee views competitive market information as a helpful reference, this information is not the sole determinant of our executive compensation. In establishing appropriate compensation opportunities for the named executive officers, the committee considers a variety of factors, such as, but not limited to, depth of experience, tenure in position, past performance, internal equity, retention risk and market data. For 2025, target compensation for each named executive officer was positioned within a competitive range of the market median.

2025 Compensation

Salaries

During the annual review process for 2025, each of the then-current named executive officers received a merit increase ranging from approximately 0% to 5%. In approving these salary increases, the compensation committee considered Mr. Gentile’s recommendations, which were based on performance evaluations he provided to the compensation committee, as well as the applicable competitive market data. As noted above, Mr. Lenz receives a base salary of $65,000 per month for a minimum of three months, which was negotiated at the time of his appointment based on competitive market data and the interim nature of his role.

Management Incentive Compensation Plan

The MICP is designed to provide an incentive for eligible participants to help us advance our annual business objectives. Participants, including the named executive officers, are given the opportunity to obtain cash payouts based on our achievement with respect to specified financial measures.

36

COMPENSATION DISCUSSION AND ANALYSIS

Target Award Opportunity

We provide target award opportunities for our named executive officers based on a percentage of their salary. For those named executive officers on our executive committee (Mr. Gentile, Ms. Lehman and Ms. Fitzsimons, and prior to his voluntary termination Mr. Winterlich), the actual amount received was based entirely on our performance with regard to the financial measures. For Mr. Merlot, given his prior role as President, Aerospace – EMEA/AP & Industrial, 70% of the target award was based on our performance with regard to the financial measures and 30% was based on both our performance with regard to the financial measures and his performance against individual objectives. Because of the strong interdependence among our leadership team members for performance of their individual objectives, variations from target award payouts with respect to individual objectives are limited to specific superior or subpar individual performance. However, our overall award pool for the MICP is based solely on our achievement with respect to the financial measures. While individual performance can increase or decrease an award, the overall award pool does not increase or decrease as a result. The following table shows the target award opportunities for each of our named executive officers with respect to our 2025 MICP:

Name(1)	Percentage of Salary(2)
Thomas C. Gentile III	110%
Patrick J. Winterlich	85%
Gail E. Lehman	70%
Thierry P. Merlot	80%
Gina Fitzsimons	70%

(1)	As noted above, Mr. Lenz is entitled to a cash bonus payable upon completion of his employment with a target amount of 85% of base salary earned for the period of his employment.
(2)

The target award opportunity was increased year over year for Mr. Merlot by ten percentage points and for Ms. Fitzsimons by five percentage points, in each case based on overall performance and the peer group data considered by the compensation committee.

Financial Measures Used in the MICP

In 2025, we used two financial measures in connection with the MICP: Free Cash Flow (weighted 50%) and Adjusted EBIT (weighted 50%). We also added a Growth Modifier, of up to ten percentage points, based on new business growth demonstrated through contract wins.

How Did We Calculate the Financial Measures?

Free Cash Flow

▪
Free Cash Flow is net cash provided from operating activities, as reflected in the Consolidated Statements of Cash Flows in our quarterly earnings release, less accrued capital expenditures as reported in the footnote to the Consolidated Statements of Cash Flows in our quarterly earnings release. Free Cash Flow is subject to adjustment for cash expenditures attributable to business consolidation and restructuring. The measurement period is five quarters – October 1, 2024 through December 31, 2025, as the target is set before the prior year is completed and the prior year closing balance sheet as of December 31 is not known.

Adjusted EBIT

▪
Adjusted EBIT is operating income of the company and its subsidiaries (as reported in the Consolidated Statements of Operations in our quarterly earnings release) plus expenses attributable to merger and acquisition (“M&A”) activities (including expenses with respect to M&A activities that are abandoned), business consolidation and restructuring expense, severance costs and other expense (income), net, as reported in our Consolidated Statements of Operations.

Growth Modifier

▪
New growth contract wins are all signed contracts for new products, new programs or new content on existing programs. The annual average contract value is determined by dividing the expected total value of each new contract by the life of the contract.

2026 PROXY STATEMENT	37

COMPENSATION DISCUSSION AND ANALYSIS

MICP Targets and Awards

With regard to each of the Free Cash Flow and Adjusted EBIT measures described above, an executive can receive an award only if a specified threshold level of performance is achieved; no award will be provided with respect to the financial measure if performance is below the threshold level. Once the threshold level of performance is achieved, the award can range from a minimum (threshold) of 50% to a maximum of 200% of the target award allocated to that performance measure.

For 2025, the target established for each performance measure and the level of performance, expressed as a dollar amount and as a percentage of target performance, that would entitle a participant to a threshold or maximum award with respect to each measure were as follows:

		Performance Measure
	Payout	Free Cash Flow(1)	Adjusted EBIT
Threshold (80%)	50%	$281.8	$198.6
Target (100%)	100%	$352.2	$248.3
Max (120%)	200%	$422.6	$298.0

(1)	Covers the performance period from October 1, 2024 through December 31, 2025.

For 2025, the Free Cash Flow target was set above the 2024 target of $288.5 million and above the 2024 actual result of $332.9 million. The Adjusted EBIT target was set below the 2024 target of $260.3 million, but above the 2024 actual result of $237.7 million.

The target and actual performance with respect to each financial measure, and the actual MICP award as a percentage of the target award with respect to each measure, is shown on the following table:

Performance Measure	Target Performance	Actual Performance	Actual Award as a Percentage of Target Award Opportunity for the Performance Measure
Free Cash Flow (Weighted 50%)	$352.2	$314.8	73.5%
Adjusted EBIT (Weighted 50%)	$248.3	$213.7	65.2%
Weighted Average Achievement (Subtotal)			69.4%
Growth Modifier		30.5%	110.0%
Weighted Average Achievement (Total)			76.3%

For 2025, the MICP included a Growth Modifier, which could increase the payout by up to 110% (but not above the overall maximum of 200%), based on new growth contract wins. The “target” for new growth contract wins was defined as a growth percentage over the trailing three-year average annual contract value. The table below reflects the new growth percentage established by level, the corresponding modifier and the actual results:

New Growth Contract Wins	Growth %	Modifier %(1)
Level 1	15.0%	105.0%
Level 2	20.0%	107.5%
Level 3	25.0%	110.0%
Actual Result	30.5%	110.0%

(1)	Independent levels with no interpolation.

Based on the achieved growth percentage for new growth contract wins, the compensation committee applied a modifier of 110% to the weighted average achievement level for the Free Cash Flow and Adjusted EBIT measures, resulting in a total payout of 76.3%.

38

COMPENSATION DISCUSSION AND ANALYSIS

The aggregate payments to the named executive officers were as follows:

Name	Target Award Opportunity	Actual Award
Thomas C. Gentile III	$1,210,000	$923,230
Patrick J. Winterlich(1)	$558,878	$426,424
Gail E. Lehman	$374,736	$285,924
Thierry P. Merlot(2)	$405,468	$309,372
Gina Fitzsimons	$301,253	$229,856

(1)	The compensation committee authorized award payout for Mr. Winterlich without proration based on his voluntary termination date of November 30, 2025.
(2)

Mr. Merlot’s individual goals were achieved at the target level. In determining the dollar amount of Mr. Merlot’s actual award, we converted Mr. Merlot’s salary, which is paid in euros, to U.S. dollars at an exchange rate of 1.10 U.S. dollars per euro.

The actual award payments to our named executive officers are also reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table, which appears below under “Executive Compensation.”

Equity Awards

Our equity awards are designed to promote achievement of long-term corporate goals, align the interests of our named executive officers with those of our stockholders and serve as an important element in our provision of compensation opportunities that are competitive with other companies seeking comparable executive talent.

Equity Incentive Award Opportunity

Similar to the process we use in determining the target award opportunity under the MICP, we base the named executive officers’ equity incentive compensation opportunity on a percentage of their salary, as indicated on the following table:

Name(1)	Percentage of Salary(2)
Thomas C. Gentile III	460%
Patrick J. Winterlich	200%
Gail E. Lehman	170%
Thierry P. Merlot	135%
Gina Fitzsimons	115%

(1)	Mr. Lenz did not receive an equity award in 2025, given the interim nature of his role.
(2)

The equity incentive compensation opportunity was increased year over year by twenty percentage points for Mr. Gentile, by ten percentage points for each of Mr. Winterlich and Ms. Lehman, and by five percentage points for Ms. Fitzsimons, each case based on overall performance and the peer group data considered by the compensation committee.

2026 PROXY STATEMENT	39

COMPENSATION DISCUSSION AND ANALYSIS

Equity Awards Provided – Annual Grant Cycle

Our equity incentive compensation for the annual grant cycle in 2025 consisted of NQOs, RSUs and PSAs. The percentage of the annual equity incentive compensation opportunity allocated to each type of equity award for the participating named executive officers was as follows:

As in the past, Mr. Gentile, the Chief Executive Officer and President, did not receive RSUs in connection with the annual grant cycle to further increase the proportion of pay for performance elements for that position. In lieu of RSUs, during the annual grant cycle the Chief Executive Officer generally receives additional PSAs (the payment of which depends on the achievement of long-term goals).

Nonqualified Stock Options

As noted above, 25% of the annual equity award opportunity for participating named executive officers (33.3% for the CEO position) was allocated to NQOs. Using a Black-Scholes methodology, we valued the stock options, which were granted on January 27, 2025, at $26.27 per share. As a result of this valuation, each participating named executive officer received the following number of NQOs during the 2025 annual grant cycle as set forth below:

Name	Number of Shares Underlying NQOs
Thomas C. Gentile III	64,145
Patrick J. Winterlich	12,515
Gail E. Lehman	8,661
Thierry P. Merlot	6,511
Gina Fitzsimons	4,710

The options have an exercise price per share equal to the closing price per share of our common stock, as reported by the NYSE, on the date of grant and vest in equal increments on each of the first three anniversaries of the date of grant.

The Summary Compensation Table reflects the aggregate grant date fair value of each named executive officer’s NQOs in the “Option Awards” column. See notes 4 and 5 to the Summary Compensation Table for further information.

Restricted Stock Units

During the annual grant cycle, we awarded RSUs to each of the named executive officers other than the CEO. As noted above, RSUs were granted based upon 25% of the participating named executive officers’ total equity incentive compensation opportunity. We valued the RSUs in accordance with Accounting Standards Codification ("ASC") 718, based upon the closing price per share of our common stock, as reported by the NYSE on the date of grant.

40

COMPENSATION DISCUSSION AND ANALYSIS

Based upon this valuation, each participating named executive officer received the following number of RSUs during the 2025 annual grant cycle as set forth below:

Name	Number of RSUs
Thomas C. Gentile III	0
Patrick J. Winterlich	4,897
Gail E. Lehman	3,389
Thierry P. Merlot	2,548
Gina Fitzsimons	1,843

One-third of these RSUs vest and are converted into an equivalent number of shares of our common stock on each of the first three anniversaries of the date of grant, except for RSUs granted to Mr. Merlot, a French national. In order to provide certain tax benefits under French law, the RSUs granted to Mr. Merlot vest and are converted with respect to two-thirds of the underlying shares on the second anniversary of the date of grant, and with respect to the remaining one-third of the underlying shares on the third anniversary of the date of grant. For our participating U.S. named executive officers, if and when cash dividends are declared on shares of our common stock, we provide dividend equivalents for each RSU then held by the grantee equal to the cash dividend that we pay to holders of our common stock which vest at the same time as the underlying RSUs to which they relate and are paid in cash. Mr. Merlot’s RSUs do not accrue dividends for French tax law purposes.

Performance Share Awards

PSAs are designed to focus our executives’ efforts on specific long-term goals. Unlike our other equity awards, the actual number of shares, if any, ultimately awarded to a participating named executive officer is dependent upon our performance with respect to specified financial measures. For our participating U.S. named executive officers, if and when cash dividends are declared on shares of our common stock, we provide dividend equivalents for PSAs then held by the grantee equal to the cash dividend that we pay to holders of our common stock which vest and are paid in cash if and at the same time as the underlying PSAs to which they relate vest and are distributed. Mr. Merlot’s PSAs do not accrue dividends for French tax law purposes.

As noted above, during the annual grant cycle, we allocated 50% of the annual equity incentive opportunity for each participating named executive officer other than Mr. Gentile to PSAs; for Mr. Gentile, we allocated 66.7% of his annual equity incentive award opportunity to PSAs.

We determined the number of PSAs to be awarded assuming target performance and valued the PSAs based upon the closing price per share of our common stock, as reported by the NYSE on the date of grant. The per share price was equivalent to the fair value of the PSAs on the date of grant, determined in accordance with ASC 718.

Based upon this valuation, the target number of shares underlying PSAs received by each participating named executive officer during the annual grant cycle is set forth below:

Name	Number of Shares Underlying PSAs at Target Performance
Thomas C. Gentile III	50,275
Patrick J. Winterlich	9,794
Gail E. Lehman	6,778
Thierry P. Merlot	5,096
Gina Fitzsimons	3,686

2026 PROXY STATEMENT	41

COMPENSATION DISCUSSION AND ANALYSIS

Financial Measures Used in Connection with the PSAs

The PSAs vest at the end of the three-year period commencing January 1, 2025. The payout of the PSA is based on the extent to which we achieve our traditional ROIC and Relative EPS Growth goals, each weighted 50%, that are established on the date of grant and measured over the entire three-year performance period.

Goal and Weighting	2025	2026	2027	Shares Vested
ROIC % (50%)	Average achievement of ROIC % for 2025, 2026, and 2027			Performance at the end of the three-year period = shares vested
Relative EPS Growth (50%)	Achievement of EPS Growth vs. S&P MidCap 400			Performance over three-year period = shares vested

ROIC Percentage

Payout with respect to 50% of the PSAs is based on achieving specified levels of ROIC over the three-year performance period. ROIC is designed to measure the return on invested capital, calculated using our 2025 plan and strong year-over-year growth, with achievement measured using our ROIC results in accordance with the following formula:

(EBIT x (1-tax rate)) + equity in earnings for years 2025-2027

Debt (current & long-term) + equity — cash and cash equivalents at the following four points: December 31, 2024, December 31, 2025, December 31, 2026 and December 31, 2027

We adjust EBIT to exclude expenses attributable to M&A activities (including expenses with respect to M&A activities that are abandoned), business consolidation and restructuring expenses, severance costs and other expense (income), as reported in our Consolidated Statement of Operations. We adjust the tax rate to exclude certain items, consistent with the calculation of adjusted net income in our earnings releases.

Information with respect to performance targets for the ROIC metric during the pendency of the performance period is not considered material to an understanding of our compensation arrangements and is not addressed in this discussion because it represents confidential business or financial information that we do not otherwise disclose to the public. Disclosing this information could cause significant competitive harm to the company. We believe our performance target for the ROIC measure was set at an appropriate level at the beginning of the performance period to be challenging, but sufficiently realistic to motivate the performance of our executive officers. We disclose information with respect to the ROIC threshold, target and maximum payout opportunities, and the actual number of shares awarded, in our executive compensation disclosures with the SEC in the year following conclusion of the performance period.

Relative EPS Growth

Payout with respect to the other 50% of the PSAs is based on our Relative EPS Growth during the three-year performance period. Relative EPS Growth is based on the extent to which the growth rate in our diluted earnings per share from continuing operations, calculated and presented in accordance with GAAP (“GAAP EPS”) for the three-year period ending December 31, 2027, exceeds the growth rate in the GAAP EPS of the companies included in the S&P MidCap 400 Index for the three-year period ending September 30, 2027. At the conclusion of the performance period, the growth rate in GAAP EPS for the company and for each company included in the S&P MidCap 400 Index during the comparison period, expressed as a percentage, is calculated as follows:

(GAAP EPS for the 12 months ended September 30, 2027 (December 31, 2027 for the company) —

GAAP EPS for the 12 months ended September 30, 2024 (December 31, 2024 for the company))

GAAP EPS for the 12 months ended September 30, 2024 (December 31, 2024 for the company)

x 100

42

COMPENSATION DISCUSSION AND ANALYSIS

Award payouts in connection with the Relative EPS Growth performance measure are based on the percentage of S&P MidCap 400 companies whose growth rate in GAAP EPS we exceed (referred to below as the “Performance Percentile”), as follows:

EPS Growth vs. S&P MidCap 400
Award Progression	Performance Percentile	Payout %
Threshold	40th	50%
Target	55th	100%
Maximum	75th	200%

To address possible changes in the composition of the S&P MidCap 400 during the comparison period, we established the following guidelines:

▪
If a company is acquired by or merges into another company, it will be removed from the comparison; however, if the acquiring company is also an S&P MidCap 400 company, the acquiring company will remain in the comparison.
▪
If an S&P MidCap 400 company consolidates with another company that is not an S&P MidCap 400 company, the consolidated company will not be included in the comparison.
▪
If a company becomes subject to bankruptcy proceedings, is delisted or subject to an event having a similar effect on trading in its securities, it will be deemed to have performance below those of other companies included in the comparison.

PSAs Granted in 2023

The PSAs granted in 2023 vested at the end of the three-year period ending December 31, 2025 as set forth below, based on our performance relative to two separate performance goals.

The payout was based on achieving our traditional ROIC and Relative EPS Growth goals that were established on the date of grant and measured over the entire three-year performance period.

Goal and Weighting		Shares Vested
ROIC % (50%)	Achievement of ROIC% for 2025 x shares granted	Performance at the end of the three-year period = shares vested
Relative EPS Growth (50%)	Achievement of EPS Growth vs. S&P MidCap 400 x shares granted	Performance over three-year period = shares vested

2026 PROXY STATEMENT	43

COMPENSATION DISCUSSION AND ANALYSIS

ROIC Percentage

Payout with respect to 50% of the PSA granted in 2023 was based on achieving specified levels of ROIC at the end of the three-year performance period. ROIC was designed to measure the return on invested capital, calculated using our 2023 plan and strong year-over-year growth, with achievement measured using our ROIC results in accordance with the following formula:

(EBIT x (1-tax rate)) + equity in earnings for 2025 Debt (current & long-term) + equity cash and cash equivalents at the following two points: December 31, 2024 and December 31, 2025

When the compensation committee established the ROIC percentage goal, it provided that EBIT would be adjusted to exclude expenses attributable to M&A activities (including expenses with respect to M&A activities that are abandoned), business consolidation and restructuring expense, severance costs and other expense (income), as reported in our Consolidated Statement of Operations. The compensation committee also approved adjustments for the tax rate to exclude certain items, consistent with the calculation of adjusted net income in our earnings releases.

ROIC Percentage
Award Progression	ROIC %	Payout %
Threshold	9.8%	50%
Target	12.2%	100%
Maximum	14.6%	200%

Our ROIC percentage for 2025, incorporating the above listed adjustments, was 8.4%, which resulted in a payout level of 0% of the target number of shares allocated to that performance goal.

Relative EPS Growth

Payout with respect to 50% of the PSAs granted in 2023 was based on our Relative EPS Growth during the three-year performance period. The Relative EPS Growth goal is achieved based on the extent to which the growth rate in our diluted earnings per share from continuing operations, calculated and presented in accordance with GAAP (“GAAP EPS”) for the three-year period ending December 31, 2025, exceeds the growth rate in the GAAP EPS of the companies included in the S&P MidCap 400 Index for the three-year period ending September 30, 2025. At the conclusion of the performance period, the growth rate in GAAP EPS for the company and for each company included in the S&P MidCap 400 Index during the comparison period, expressed as a percentage, was calculated as follows:

(GAAP EPS for the 12 months ended September 30, 2025 (December 31, 2025 for the company) —

GAAP EPS for the 12 months ended September 30, 2022 (December 31, 2022 for the company))

GAAP EPS for the 12 months ended September 30, 2022 (December 31, 2022 for the company)

x 100

Award payouts in connection with the Relative EPS Growth performance measure are based on the percentage of S&P MidCap 400 companies whose growth rate in GAAP EPS we exceed (referred to below as the “Performance Percentile”), as follows:

EPS Growth vs. S&P MidCap 400
Award Progression	Performance Percentile	Payout %
Threshold	40th	50%
Target	55th	100%
Maximum	75th	200%

The percentile rank of our GAAP EPS growth for the 2023-2025 performance cycle compared to the S&P MidCap 400 companies was 51%, which resulted in a payout level of 86.5% of the target number of shares allocated to that performance goal.

44

COMPENSATION DISCUSSION AND ANALYSIS

Payouts

The weighted average payout percentage for the PSAs granted in 2023 was 43.3%.

As a result, in January 2026, each of our named executive officers who received an award of PSAs in 2023 received a number of shares of our common stock equal to 43.3% of the target amount of the shares underlying the PSAs granted to such named executive officer, as indicated in the following table:

Name(1)	Number of Shares Underlying PSAs at Target	Number of Accrued Cash Dividends at Target	Number of Shares Issued Upon Vesting	Number of Accrued Cash Dividends Issued Upon Vesting
Patrick J. Winterlich	8,273	$14,726	3,582	$6,376
Gail E. Lehman	5,811	$10,344	2,516	$4,479
Thierry P. Merlot(2)	4,186	$—	1,812	$—
Gina Fitzsimons	2,837	$5,050	1,228	$2,187

(1)	Mr. Gentile was hired in 2024 and therefore did not receive the PSAs granted in 2023.
(2)	Mr. Merlot’s PSAs do not accrue dividends for French tax law purposes.

Equity Grant Practices

The company maintains an equity award policy that addresses the timing of awards of equity grants, including options, in relation to the disclosure of material non-public information. In accordance with that policy, equity awards, namely NQOs, RSUs and PSAs, are granted annually on the third full trading day after the financial results for the last completed fiscal year are released. Unless an exception is approved by the compensation committee, off-cycle equity awards are granted on the third full trading day after the financial results are released for a quarter. Furthermore, as a matter of practice, annual equity awards are approved by our compensation committee at the first meeting of the fiscal year and are granted on a predetermined schedule. The compensation committee does not grant equity awards in anticipation of the release of material non-public information. Similarly, the company does not time the release of material non-public information with reference to any equity award grant dates or for the purpose of affecting the value of executive compensation.

We value RSUs and PSAs, and determine the exercise price for our NQOs, based on the closing price of our common stock on the date of grant. Our RSUs and NQOs vest in equal increments on the first three anniversaries of the date of grant, except for RSUs granted to our French employees, including Mr. Merlot. RSUs granted to Mr. Merlot vest as to two-thirds of the underlying shares on the second anniversary of the grant date and the remaining one-third of the underlying shares on the third anniversary of the grant date for French tax law purposes. PSAs vest in the year following the performance period, after certification of performance results by the compensation committee.

We believe that these vesting terms, together with award opportunities under our PSAs, provide our executives with a meaningful incentive for continued employment.

2025 Compensation – Personal Benefits

Generally, we do not provide personal benefits to newly hired or appointed named executive officers, except where warranted under the circumstances.

However, as a historical matter, we continued to provide limited personal benefits to Mr. Merlot, a French national. In 2025, in accordance with local practices for French employees, Mr. Merlot received the following benefits: $19,323 for an automobile allowance and $82,826 in contributions to a statutory pension benefit plan as required under French law.

In addition, in connection with Mr. Lenz’s initial appointment as Executive Vice President, Interim Chief Financial Officer, on November 30, 2025, he received reimbursement for $7,500 in legal expenses incurred in connection with negotiation of his employment terms with the company, plus $3,937 in tax gross-ups.

The compensation committee reviews the personal benefits annually.

Additional information regarding personal benefits for our named executive officers is provided in the “All Other Compensation” column of the Summary Compensation Table and the accompanying footnotes.

2026 PROXY STATEMENT	45

COMPENSATION DISCUSSION AND ANALYSIS

Ongoing and Post-Employment Arrangements

We have several plans and agreements addressing compensation for our named executive officers that accrue value as the executive continues to work for us, provide special benefits upon certain types of termination events and provide retirement benefits. These plans and agreements were designed to be a part of a competitive compensation package that encourages our executives to remain employed by us. In some cases, the plans described below are available to other employees as well.

Hexcel Corporation 401(k) Retirement Savings Plan

Under our 401(k) Retirement Savings Plan (the “401(k) Plan”), substantially all of our U.S. employees may contribute up to 75% of their cash compensation (subject to applicable Internal Revenue Code limits). We match 50% of employee contributions up to 6% of the employee’s cash compensation and provide an annual fixed contribution equal to 2% of each participant’s cash compensation (4% for U.S. employees who were at least 45 years old and employed by us on December 31, 2001). The 401(k) Plan also provides a profit-sharing feature under which we may make an annual contribution to the account of each U.S. employee based on our performance during the preceding year; for 2025, the contribution was 2.75% of an employee’s eligible cash compensation.

All of the company’s contributions vest incrementally over the first five years of service. Amounts credited to an employee’s account may be invested in a number of funds. Although the 401(k) Plan previously offered employees the opportunity to invest our contributions (but not their own) into a Hexcel stock fund, our senior executives, including the named executive officers, were not permitted to invest in this fund. Effective January 31, 2024, the Hexcel stock fund was closed to new company contributions.

Amounts that we contribute to the 401(k) Plan accounts of the named executive officers are included in the “All Other Compensation” column of the Summary Compensation Table.

Nonqualified Deferred Compensation Plan

Under our Nonqualified Deferred Compensation Plan (the “NDCP”), eligible U.S.-based employees, including our named executive officers, may defer amounts of their cash compensation in excess of Internal Revenue Code limits applicable to our 401(k) Plan, referred to as “excess compensation.” We match 50% of a participant’s contributions to the NDCP, up to 6% of the participant’s excess compensation. We also provide the same fixed and profit-sharing contributions with respect to such excess contributions on the same basis as described above with respect to the 401(k) Plan. All participant and Hexcel contributions are fully vested at all times.

Amounts credited to a participant’s account may be invested in a number of funds based upon the funds, other than the Hexcel stock fund, available under the 401(k) Plan.

See “Executive Compensation – Nonqualified Deferred Compensation in 2025” on page 56 below for additional information.

Other Benefits for Named Executive Officers

Supplemental Death Benefit

In accordance with our executive life insurance program, if Mr. Gentile, Ms. Lehman or Ms. Fitzsimons dies while employed by us, a death benefit will be provided equal to two times the sum of (i) the executive’s salary on the date of death and (ii) the average of the MICP awards paid to the executive in the three years prior to death for Mr. Gentile and two years for Ms. Lehman and Ms. Fitzsimons up to a maximum of $1,500,000 for the named executive officer. If the named executive officer’s death is accidental, an additional death benefit will be provided pursuant to our executive accidental death and dismemberment insurance program equal to two times the sum of (i) the executive’s salary on the date of death and (ii) the average of the MICP awards paid to the executive in the two years prior to death, up to a maximum of $1,000,000 for the named executive officer ($1,500,000 for Mr. Gentile). The named executive officers do not participate in our basic life insurance or accidental death and dismemberment insurance programs available to our U.S.-based employees.

Retirement Plans in which Mr. Merlot Participates

Mr. Merlot’s retirement benefits are governed by the terms of the collective labor agreement for the Textile Industries in France and the Composites Local Company Agreement (together, the “French CLA”) and French social programs. Under the French CLA, Mr. Merlot is entitled to receive a retirement indemnity equal to five months’ salary and a payment related to his non-competition obligations, unless such obligations are waived by the company upon his retirement. Upon retirement, Mr. Merlot also receives a pension that is funded by contributions from the company and Mr. Merlot as required by French regulations.

46

COMPENSATION DISCUSSION AND ANALYSIS

Severance Arrangements, Including Change of Control Provisions

We have severance agreements with all of our U.S.-based named executive officers. We refer to all of the foregoing documents collectively as the “Severance Arrangements.”

The Severance Arrangements generally provide payments and other benefits to a named executive officer if we terminate his or her employment for any reason other than disability or “cause” or if he or she terminates employment for “good reason”, with enhanced benefits if the termination occurs in connection with a change in control.

See “Executive Compensation—Potential Payments Upon Termination or Change in Control” below for additional information.

We believe that the Severance Arrangements promote management stability and encourage our named executive officers to focus their attention and energies on our business during potential periods of uncertainty. Absent such protections, there is an increased risk that executive officers will seek other employment opportunities if they become concerned about their employment security following or in anticipation of a change in control. We believe that the payments to be made under the Severance Arrangements provide some financial security to the named executive officer in the event that he or she is subject to a specified event of termination in the context of a change in control. Moreover, we believe the Severance Arrangements will facilitate the named executive officer’s support for a corporate transaction involving a change in control that is in the best interest of our stockholders, even though the transaction may have an effect on the named executive officer’s employment with us. We believe that these provisions, together with provisions calling for the lesser payments provided under the Severance Arrangements with respect to specified termination events outside of the context of a change in control, provide an important incentive for our named executive officers to remain with us.

We have determined that no newly hired or promoted executive will be eligible for tax gross-up payments in connection with our change in control arrangements.

Accelerated Vesting of Equity Awards in Connection with a Change in Control

Our equity awards provide that they will vest upon a change in control. This is a so-called “single trigger” vesting provision, in contrast to the “double trigger” provision applicable in our Severance Arrangements, which generally require both a change in control as well as a specified employment termination event before payment is made.

In adopting the single trigger vesting provision for our equity awards, we considered, among other things, that because our equity awards represent a significant portion of total compensation, the single trigger would provide a strong incentive for executive retention and would provide executives with the same opportunity as stockholders to realize value in connection with the change in control. In this regard, we believe the provision will focus the attention of our executives in pursuing a transaction that is in the best interest of our stockholders.

Stock Ownership Guidelines

We maintain stock ownership guidelines for our executive officers, other officers and our directors to further align the interests of management and our directors with those of our stockholders. The ownership guidelines require stock ownership having a “target dollar value,” which consists of the value of common stock owned by the executive or director, and specified members of his or her immediate family, as described below, as a multiple of that executive’s base salary or the director’s annual cash retainer fee, as shown in the table below:

Position	Target Dollar Value (as a multiple of base salary)(1)
Chief Executive Officer	6x salary
Executive Vice Presidents	3x salary
Other Executive Officers	2x salary
Other Officers	1x salary
Directors	5x annual cash retainer fee

(1)

Target Dollar Value generally is based on the number of (i) shares of common stock and (ii) shares underlying vested RSUs with respect to which delivery of the shares has been deferred, in each case owned by (a) the executive officer or director, (b) a parent, child or grandchild of the executive officer or director or (c) a trust or other entity established for the benefit of the executive officer or director, or any of such family members if the executive officer or director maintains the power to dispose of such shares. The value is computed on the last day of each quarter, based on the closing price per share of our common stock, as reported by the NYSE.

2026 PROXY STATEMENT	47

COMPENSATION DISCUSSION AND ANALYSIS

Until the target dollar value is achieved, an executive officer must retain 50%, and a director must retain 100%, of all net shares received under any of our incentive plans or programs. “Net shares” means all shares remaining after the sale of shares by the executive officer or director to pay any taxes due with respect to the shares received and, in the case of options, the exercise price.

Once the executive or director obtains the target dollar value as of the last day of a calendar quarter, he or she is deemed to have satisfied the ownership requirement so long as he or she continues to hold at least the number of shares he or she held as of that date. If an executive officer is promoted, he or she must again satisfy the applicable ownership guideline, commencing with the last day of the calendar quarter in which the promotion occurred.

As of the last ownership testing date, December 31, 2025, all of the named executive officers and then-appointed directors either satisfied the ownership requirement or were complying with the above-referenced retention ratio in accordance with the guidelines. Mr. Lenz is not subject to the stock ownership guidelines given the interim nature of his role.

Our Insider Trading Policy expressly states that our directors, officers and employees are prohibited from engaging in “short sales” or any hedging or monetization transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. In addition, the policy prohibits pledges of company securities.

Clawback Policies

We maintain two separate policies regarding the recoupment (or clawback) of erroneously paid incentive-based compensation:

▪
The Mandatory Clawback Policy, under which we are required to recover incentive-based compensation paid to a current or former executive officer with respect to the three years preceding a year in which we prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. The recoverable compensation is the amount in excess of the amount that would have been payable to the executive officer under the restated financial statements. The clawback must be applied regardless of whether the executive officer was responsible for the error that led to the accounting restatement and is effective as of October 2, 2023. The Mandatory Clawback Policy is intended to comply with the applicable NYSE listing standards that were revised in response to the mandates under Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.
▪
The Discretionary Clawback Policy, which provides for recovery, at the board’s discretion, from our current or former employees, including our executive officers, of incentive-based compensation under other specified circumstances, including:
▪
a material error in the calculation of a performance measure on which incentive-based compensation was received by a current or former employee during the three fiscal years completed before the date on which the material error is discovered;
▪
a current employee or former employee engaged in fraudulent or intentional misconduct that causes or might reasonably be expected to cause material reputational, financial or other harm to the company; and
▪
a current or former employee has improperly or grossly negligently failed, including in a supervisory capacity, to identify, escalate, monitor or manage risks that caused or might reasonably be expected to cause material reputational, financial or other harm to the company.

These policies are designed to enable the board to recover incentive compensation that is deemed received by an employee under specified circumstances that are inconsistent with the maintenance of a culture that emphasizes integrity and accountability and that reinforces our pay for performance philosophy. The policies are designed to prevent unjust enrichment based on erroneous determinations of performance or undesirable activities that may cause meaningful harm to the company or its stockholders. These remedies are in addition to any other remedies available to us or imposed by law enforcement agencies, regulators or other authorities, other than amounts with respect to the same compensation that the Chief Executive Officer or Chief Financial Officer has paid to us under Section 304 of the Sarbanes-Oxley Act of 2002.

In addition to the policies above, our equity grants to named executive officers also include a clawback provision in the event the named executive officer violates certain obligations to us, including confidentiality, non-competition and non-solicitation obligations.

Tax Considerations

Section 162(m) of the Internal Revenue Code generally places a $1 million limitation on the deductibility of compensation paid by a publicly held company to certain of its executive officers. Nevertheless, as was the case in previous years, our principal consideration in authorizing compensation for our named executive officers is whether we believe such compensation is consistent with our compensation philosophy, described above under “Executive Compensation Overview – Our Compensation Philosophy and Principles.” Accordingly, we believe it is important to retain the flexibility to compensate executives in a manner designed to meet these objectives, even if such compensation is potentially not deductible for tax purposes.

48

COMPENSATION COMMITTEE
REPORT

The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis. Based on its review and discussions with management, the committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. This report is provided by the following independent directors, who comprise the committee:

Guy C. Hachey, Chair

James J. Cannon

David H. Li

Catherine A. Suever

2026 PROXY STATEMENT	49

EXECUTIVE COMPENSATION

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)(4)	Option Awards ($)(4)(5)	Non-Equity Incentive Plan Compensation ($) (6)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(7)	Total ($)
Thomas C. Gentile III	2025	1,100,000	—	3,374,961	1,685,259	923,230	—	169,425	7,252,875
Chairman, CEO	2024	736,339	250,000	4,228,232	2,611,707	1,543,960	—	224,898	9,595,136
and President
Patrick J. Winterlich	2025	683,635	—	986,207	328,802	426,424	—	122,249	2,547,317
Former EVP and CFO	2024	635,269	—	1,870,301	301,749	689,013	—	111,483	3,607,815
	2023	615,272	—	853,615	284,561	708,794	—	113,689	2,575,931
Michael C. Lenz	2025	90,644	—	—	—	—	—	13,917	104,561
EVP, Interim CFO
Gail E. Lehman	2025	535,337	—	682,511	227,547	285,924	—	89,253	1,820,572
EVP, Chief Legal and	2024	517,234	—	620,627	206,877	461,993	—	87,151	1,893,882
Sustainability Officer,	2023	499,743	—	599,574	199,895	467,759	—	81,578	1,848,549
and Secretary
Thierry P. Merlot(8)	2025	506,835	—	513,141	171,061	309,372	—	133,532	1,633,941
Former EVP, Strategy	2024	485,009	—	491,026	163,677	433,211	—	131,054	1,703,977
	2023	465,728	—	431,932	143,970	435,921	—	112,075	1,589,626
Gina Fitzsimons	2025	430,361	—	371,162	123,744	229,856	—	64,725	1,219,848
EVP, Chief HR and	2024	409,868	—	338,123	112,710	339,944	—	61,223	1,261,868
Communications Officer	2023	390,350	—	292,701	97,562	337,262	—	50,542	1,168,417

(1)

On November 30, 2025, Mr. Winterlich resigned as Executive Vice President and Chief Financial Officer and Mr. Lenz was appointed to serve as Executive Vice President, Interim Chief Financial Officer. For 2025, salaries were prorated for Mr. Winterlich and Mr. Lenz based on time in their respective roles. The salary amount for Mr. Winterlich includes his vacation payout in the amount of $75,866.

(2)	Includes sign-on bonus for Mr. Gentile when he was appointed to serve as Chief Executive Officer and President.
(3)

Includes the aggregate grant date fair value of RSUs and PSAs granted to the named executive officer during the years indicated, computed in accordance with ASC 718. These amounts do not correspond to the actual value that will be realized by the named executive officer. The amounts included for PSAs reflect the estimate of aggregate compensation cost to be recognized over the life of the PSAs, determined as of the grant date in accordance with ASC 718, but without giving effect to estimated forfeitures. The value of each PSA award at the grant date, assuming that (a) the target level of performance will be achieved and (b) the level of performance resulting in the maximum payout will be achieved, is as follows:

	2025 Amount Included in Stock Awards		2024 Amount Included in Stock Awards		2023 Amount Included in Stock Awards
	Target	Maximum	Target	Maximum	Target	Maximum
Thomas C. Gentile III	3,374,961	6,749,922	3,228,259	6,456,518	—	—
Patrick J. Winterlich	657,471	1,314,942	603,467	1,206,934	569,100	1,138,200
Gail E. Lehman	455,007	910,014	413,774	827,548	399,739	799,478
Thierry P. Merlot	342,094	684,188	327,373	654,746	287,955	575,910
Gina Fitzsimons	247,441	494,882	225,416	450,832	195,157	390,314

(4)

For additional information regarding the assumptions made in calculating these amounts, see Note 13, “Stock-Based Compensation,” to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

(5)

Includes the aggregate grant date fair value of all NQOs granted to the named executive officer during the year indicated, computed in accordance with ASC 718. These amounts do not necessarily correspond to the actual value that will be realized by the named executive officer.

(6)	Reflects amounts earned under the MICP with respect to the indicated year.

50

EXECUTIVE COMPENSATION

(7)	The amounts for our named executive officers in the “All Other Compensation” column for 2025 include the following:

Name	Hexcel Contributions to 401(k) Retirement Savings Plan ($)	Hexcel Contributions to Nonqualified Deferred Compensation Plan ($)	Premiums for Life, Long-Term Disability, and Accidental Death and Dismemberment Insurance ($)	Perquisites(a)(b) ($)
Thomas C. Gentile III	27,421	133,600	8,404	—
Patrick J. Winterlich	27,421	82,335	6,493	6,000
Michael C. Lenz	2,280	—	200	11,437
Gail E. Lehman	22,386	56,996	9,871	—
Thierry P. Merlot	—	—	4,191	129,341
Gina Fitzsimons	27,421	33,469	3,835	—

(a)

In connection with Mr. Winterlich's resignation, a gift card of $6,000 was given in recognition of his contributions in his many years of service to the company. With Mr. Lenz’s initial appointment as Executive Vice President, Interim Chief Financial Officer, he was entitled to receive reimbursement of $7,500 in legal expenses incurred by him in connection with negotiating his employment terms with the company, and $3,937 in tax gross-ups related to those costs. In 2025, Mr. Merlot received an automobile allowance of $19,323, a contribution of $82,826 to a statutory retirement benefit plan, a profit-sharing bonus of $17,379, and a holiday bonus of $9,813 as required under French regulations.

(b)

In 2023 and 2024 the company reported only a portion of Mr. Merlot's car allowance ($7,826 in 2023 and $7,729 in 2024). The actual amounts were $19,497 in 2023 and $19,323 in 2024. Therefore, Mr. Merlot’s “All Other Compensation” and “Total” columns for 2023 and 2024 are restated to reflect those additional amounts.

(8)

Mr. Merlot, previously the company’s President, Aerospace – EMEA/AP & Industrial, transitioned to the role of Executive Vice President, Strategy on September 29, 2025 in connection with his anticipated retirement from the company in 2026. Mr. Merlot retired from the company effective January 30, 2026. For Mr. Merlot, the amounts in the “Salary,” “Non-Equity Incentive Plan Compensation” and “All Other Compensation” columns are paid or determined in the local currency, euros, and converted to an amount in U.S. dollars based on the exchange rate of 1.10 U.S. dollars per euro. Mr. Merlot’s salary in euros was €460,759 in 2025, his automobile allowance was €17,566, his retirement contribution was €75,296, his premiums for life insurance were €3,810, his holiday bonus was €8,921, and his profit-sharing bonus was €15,799.

2026 PROXY STATEMENT	51

EXECUTIVE COMPENSATION

Grants of Plan-Based Awards in 2025

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name(7)	Grant Date(3)	Approval Date(3)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	or Units (#)(4)	Options (#)(5)	Awards ($/Sh)	Awards ($)(6)

Thomas C.	—	—	605,000	1,210,000	2,420,000	—	—	—	—	—	—	—
Gentile III	01/27/2025	01/15/2025	—	—	—	25,138	50,275	100,550	—	—	—	3,374,961
	01/27/2025	01/15/2025	—	—	—	—	—	—	—	64,145	67.13	1,685,259

Patrick J.	—	—	279,439	558,878	1,117,756	—	—	—	—	—	—	—
Winterlich	01/27/2025	01/15/2025	—	—	—	4,897	9,794	19,588	—	—	—	657,471
	01/27/2025	01/15/2025	—	—	—	—	—	—	4,897	—	—	328,736
	01/27/2025	01/15/2025	—	—	—	—	—	—	—	12,515	67.13	328,802

Gail E.	—	—	187,368	374,736	749,472	—	—	—	—	—	—	—
Lehman	01/27/2025	01/15/2025	—	—	—	3,389	6,778	13,556	—	—	—	455,007
	01/27/2025	01/15/2025	—	—	—	—	—	—	3,389	—	—	227,504
	01/27/2025	01/15/2025	—	—	—	—	—	—	—	8,661	67.13	227,547

Thierry P.	—	—	202,734	405,468	810,937	—	—	—	—	—	—	—
Merlot	01/27/2025	01/15/2025	—	—	—	2,548	5,096	10,192	—	—	—	342,094
	01/27/2025	01/15/2025	—	—	—	—	—	—	2,548	—	—	171,047
	01/27/2025	01/15/2025	—	—	—	—	—	—	—	6,511	67.13	171,061

Gina	—	—	150,627	301,253	602,506	—	—	—	—	—	—	—
Fitzsimons	01/27/2025	01/15/2025	—	—	—	1,843	3,686	7,372	—	—	—	247,441
	01/27/2025	01/15/2025	—	—	—	—	—	—	1,843	—	—	123,721
	01/27/2025	01/15/2025	—	—	—	—	—	—	—	4,710	67.13	123,744

(1)

The amounts shown reflect the threshold, target and maximum payments the named executive officer was eligible to receive based on achievement with respect to performance goals under the MICP. The actual awards we paid for 2025 are shown in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table above. If the threshold performance for any financial measure under the MICP is not attained, no portion of the MICP award attributable to that measure is paid. More detail concerning the 2025 MICP financial performance measures is provided on pages 36-39.

(2)

Reflects the number of shares of our common stock underlying PSAs granted under our 2013 Incentive Stock Plan (the “2013 ISP”) for the 2025-2027 performance period; the PSAs will convert into shares of common stock after a three-year performance period based on the level of achievement with respect to specified performance measures. No PSAs will convert with respect to a financial measure if a threshold level of performance is not achieved. The terms of the PSAs are described in more detail on pages 41-45.

(3)

For our regular annual equity awards, the compensation committee approved a dollar value of the awards (as a percentage of salary) and the performance requirements for conversion of PSAs into shares of common stock at its meeting on January 15, 2025. In accordance with our equity grant policy, the grant date for the 2025 annual equity awards was January 27, 2025, the third trading day following the release of 2024 fourth quarter and year-end earnings.

(4)

Reflects RSUs granted under the 2013 ISP. The RSUs granted on January 27, 2025 generally vest and convert into shares at the rate of one-third on each of the first three anniversaries of the grant date, except for the RSUs granted to Mr. Merlot, which will vest and convert at the rate of two-thirds of the underlying shares on the second anniversary of the grant date and the remaining one-third of the underlying shares on the third anniversary of the grant date. The terms of the RSUs are described in more detail on pages 40-41.

(5)

Reflects NQOs granted under the 2013 ISP, which generally vest and become exercisable at the rate of one-third of the underlying shares on each of the first three anniversaries of the grant date. The terms of the NQOs are described in more detail on page 40.

(6)

Reflects the grant date fair value of PSAs, RSUs and NQOs granted to the named executive officers in 2025, computed in accordance with ASC 718. Generally, the grant date fair value is equal to the amount that we will expense in our financial statements over the award’s vesting schedule, but without giving effect to estimated forfeitures. For RSUs, fair value is calculated using the closing price of our common stock on the grant date. For PSAs, fair value is calculated using the target number of shares of common stock subject to the PSA award and the closing price of our common stock on the grant date. For NQOs, fair value is calculated using the applicable Black-Scholes derived value on the grant date. For additional information on the valuation assumptions used in calculating the fair value of these instruments, see Note 13, “Stock-Based Compensation,” to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. These amounts, computed in accordance with ASC 718, do not necessarily correspond to the actual value that will be realized by the named executive officers.

(7)	Mr. Lenz is not included in this table as he did not receive any plan-based awards during 2025.

Description of Plan-Based Awards

All NQOs, RSUs and PSAs granted to the named executive officers in fiscal year 2025 were granted under the 2013 ISP and are governed by the terms and conditions of the 2013 ISP and the applicable award agreements. See pages 40-45 for a discussion of NQOs, RSUs and PSAs.

52

EXECUTIVE COMPENSATION

Outstanding Equity Awards at 2025 Fiscal Year-End

The following table provides information on the holdings of outstanding stock options and unvested stock awards held by the named executive officers as of December 31, 2025, other than Mr. Lenz, who did not hold any outstanding equity awards as of such date:

		Option Awards(1)					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Thomas C.	07/22/2024	22,037	44,071	—	64.34	07/22/2034	10,361	765,678	50,175	3,707,933
Gentile III	07/22/2024	13,673	27,344	—	64.34	07/22/2034	—	—	—	—
	01/27/2025	—	64,145	—	67.13	01/27/2035	—	—	50,275	3,715,323
Patrick J.	01/30/2017	3,700	—	—	50.50	01/30/2027	—	—	—	—
Winterlich	01/29/2018	9,159	—	—	68.15	01/29/2028	—	—	—	—
	01/28/2019	12,621	—	—	65.56	01/28/2029	—	—	—	—
	02/06/2020	14,785	—	—	74.74	02/06/2030	—	—	—	—
	01/28/2021	35,034	—	—	44.90	01/28/2031	—	—	—	—
	01/31/2022	18,657	—	—	52.17	01/31/2032	—	—	—	—
	01/30/2023	7,077	3,537	—	68.79	01/30/2033	1,378	101,834	—
	01/29/2024	4,145	8,288	—	66.77	01/29/2034	3,012	222,587	9,038	667,908
	01/27/2025	—	12,515	—	67.13	01/27/2035	4,897	361,888	9,794	723,777
Gail E.	01/29/2018	8,829	—	—	68.15	01/29/2028	—	—	—	—
Lehman	01/28/2019	10,441	—	—	65.56	01/28/2029	—	—	—	—
	02/06/2020	10,855	—	—	74.74	02/06/2030	—	—	—	—
	01/28/2021	25,078	—	—	44.90	01/28/2031	—	—	—	—
	01/31/2022	13,112	—	—	52.17	01/31/2032	—	—	—	—
	01/30/2023	4,971	2,485	—	68.79	01/30/2033	968	71,535	—	—
	01/29/2024	2,842	5,682	—	66.77	01/29/2034	2,065	152,604	6,197	457,958
	01/27/2025	—	8,661	—	67.13	01/27/2035	3,389	250,447	6,778	500,894

2026 PROXY STATEMENT	53

EXECUTIVE COMPENSATION

		Option Awards(1)					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Thierry P.	01/30/2017	6,340	—	—	50.50	01/30/2027	—	—	—	—
Merlot	01/29/2018	5,610	—	—	68.15	01/29/2028	—	—	—	—
	01/28/2019	7,620	—	—	65.56	01/28/2029	—	—	—	—
	02/06/2020	8,045	—	—	74.74	02/06/2030	—	—	—	—
	01/28/2021	19,312	—	—	44.90	01/28/2031	—	—	—	—
	01/31/2022	10,610	—	—	52.17	01/31/2032	—	—	—	—
	01/30/2023	3,581	1,789	—	68.79	01/30/2033	698	51,582	—	—
	01/29/2024	2,249	4,495	—	66.77	01/29/2034	2,451	181,129	4,903	362,332
	01/27/2025	—	6,511	—	67.13	01/27/2035	2,548	188,297	5,096	376,594
Gina	02/06/2020	2,695	—	—	74.74	02/06/2030	—	—	—	—
Fitzsimons	07/30/2020	6,534	—	—	38.94	07/30/2030	—	—	—	—
	01/28/2021	3,517	—	—	44.90	01/28/2031	—	—	—	—
	01/31/2022	6,158	—	—	52.17	01/31/2032	—	—	—	—
	01/30/2023	2,427	1,212	—	68.79	01/30/2033	472	34,881	—	—
	01/29/2024	1,549	3,095	—	66.77	01/29/2034	1,125	83,138	3,376	249,486
	01/27/2025	—	4,710	—	67.13	01/27/2035	1,843	136,198	3,686	272,395

(1)

All options listed in this table vest in equal increments on each of the first three anniversaries of the grant date (except for the option to purchase 41,017 shares granted to Mr. Gentile on July 22, 2024, which vests in equal installments on each of the first three anniversaries of his start date of May 1, 2024) and will expire on the tenth anniversary of the grant date.

(2)

This column includes: (i) unvested RSUs granted on January 30, 2023, January 29, 2024 and January 27, 2025, under the 2013 ISP, which generally vest and convert into shares at the rate of one-third per year on each of the first three anniversaries of the grant date, except for grants made to Mr. Merlot, which generally vest and convert into shares at a rate of two-thirds of the underlying shares on the second anniversary of the grant date and the remaining one-third on the third anniversary of the grant date, (ii) in the case of Mr. Gentile, unvested RSUs granted on July 22, 2024 under the 2013 ISP, which generally vest and convert into shares at the rate of one-third per year on each of the first three anniversaries of his start date of May 1, 2024. For the RSUs, except those granted to Mr. Merlot, if and when cash dividends are declared on shares of our common stock, we provide dividend equivalents for each RSU then held by the grantee equal to the cash dividend that we pay to holders of our common stock, which vest at the same time as the underlying RSUs to which they relate and are paid in cash. Mr. Merlot’s RSUs do not accrue dividends for French tax law purposes.

(3)	Market values were computed using a price of $73.90 per share, the closing price of Hexcel common stock on December 31, 2025, as reported by the NYSE.
(4)

This column reflects the shares that each named executive officer would receive based on the target award under outstanding PSAs granted in 2024 and 2025. If the PSA awards were to payout at maximum, the number of shares (and market value of such shares) outstanding as of December 31, 2025 with respect to unvested PSAs granted in 2024 and 2025, respectively, would be for Mr. Gentile: 100,350 shares ($7,415,865) and 100,550 shares ($7,430,645); Mr. Winterlich: 18,076 shares ($1,335,816) and 19,588 shares (1,447,553); Ms. Lehman: 12,394 shares ($915,917) and 13,556 shares ($1,001,788); Mr. Merlot: 9,806 shares ($724,663) and 10,192 shares ($753,189); and Ms. Fitzsimons: 6,752 shares ($498,973) and 7,372 shares ($544,791). Each named executive officer will receive a number of shares of common stock based on the extent to which the performance criteria for the respective PSAs are attained. Any such shares into which the PSAs will convert will be received by the named executive officer in early 2027 for the PSAs granted in 2024 and early 2028 for the PSAs granted in 2025, in each case subject to continued employment through the end of the applicable three-year performance period.

54

EXECUTIVE COMPENSATION

Option Exercises and Stock Vested in 2025

	Option Awards		Stock Awards(2)
Name(4)	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(3)

Thomas C. Gentile III	—	—	5,181	251,434
Patrick J. Winterlich	6,761	185,540	8,168	565,712
Gail E. Lehman	—	—	5,712	395,699
Thierry P. Merlot	5,397	119,544	6,665	470,477
Gina Fitzsimons	—	—	2,825	195,581

(1)

The value realized is equal to the difference between the closing price per share of our common stock, as reported by the NYSE on the date of exercise, and the exercise price, multiplied by the number of shares underlying the options exercised.

(2)

For named executive officers, reflects RSUs that vested during 2025. Also reflects the PSAs that vested on December 31, 2025 based on the level of achievement with respect to specified performance measures for the 2023-2025 performance period, as determined by the compensation committee in January 2026. For the RSUs and PSAs earned, except those granted to Mr. Merlot, if and when cash dividends are declared on shares of our common stock, we provide dividend equivalents for each RSU and PSA then held by the grantee equal to the cash dividend that we pay to holders of our common stock, which vest at the same time as the underlying RSUs and PSAs to which they relate and are paid in cash.

(3)	The value realized is equal to the closing price per share of our common stock, as reported by the NYSE on the vesting date, multiplied by the number of RSUs vested.
(4)	Mr. Lenz is not included in this table as he did not exercise any option awards or have any stock awards vest during 2025.

Nonqualified Deferred Compensation in 2025

Under the NDCP, eligible U.S. employees, including our named executive officers, may defer amounts of their cash compensation in excess of Internal Revenue Code limits applicable to our 401(k) Plan, or “excess compensation.” We match 50% of a participant’s contributions to the NDCP, up to 6% of the participant’s excess compensation. We also provide the same fixed and profit-sharing contributions with respect to such excess contributions on the same basis as provided under our 401(k) Plan. See “Compensation Discussion and Analysis—Ongoing and Post-Employment Arrangements—Hexcel Corporation 401(k) Retirement Savings Plan” and “Nonqualified Deferred Compensation Plan” for additional information. All participant and Hexcel contributions are fully vested at all times.

Amounts credited to a participant’s account may be invested in a number of funds based upon the funds available under our 401(k) Plan, other than the Hexcel stock fund.

All of our NEOs, other than Messrs. Merlot and Lenz, participated in the NDCP in 2025. Mr. Merlot is not eligible to participate in the NDCP because he is not a U.S. employee.

Name	Executive Contributions in Last Fiscal Year ($)	Company Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)(3)
Thomas C. Gentile III	161,577	133,600	56,479	—	430,047
Patrick J. Winterlich	105,319	82,335	142,165	—	941,810
Gail E. Lehman	58,029	56,996	120,116	—	722,901
Gina Fitzsimons	26,043	33,469	30,277	—	225,368

(1)	The amounts in this column are included in the “All Other Compensation” column in the Summary Compensation Table on page 51.
(2)	The aggregate annual earnings in 2025 are not reported in the Summary Compensation Table, as SEC rules provide that only above-market or preferential earnings be reported in that table.
(3)

The amounts in this column include aggregate contributions, if any, by the NEO and the company to the NDCP that were reported as compensation in the Summary Compensation Table in previous years: Mr. Winterlich, $453,190; Ms. Lehman, $307,158; and Ms. Fitzsimons, $86,457.

2026 PROXY STATEMENT	55

EXECUTIVE COMPENSATION

Potential Payments Upon Termination or Change in Control

In this section, we describe payments and benefits that would be provided to our named executive officers upon several events of termination, including termination in connection with a change in control, assuming the termination event occurred on December 31, 2025. The information in this section does not include information related to:

▪
distributions under the NDCP. See “Nonqualified Deferred Compensation in 2025.”
▪
RSUs, PSAs and shares underlying NQOs that vested prior to the termination event.
▪
short-term incentive payments that would not be increased due to the termination event.
▪
other payments and benefits provided on a non-discriminatory basis to salaried employees generally upon termination of employment, including under our 401(k) Plan.

We have severance agreements with all of our currently employed named executive officers. We refer to all of the documents collectively as the “Severance Arrangements.” The Severance Arrangements are described below.

The Severance Arrangements generally provide payments and other benefits to a named executive officer if we terminate his or her employment for any reason other than disability or “cause” (as defined in the Severance Arrangement related to the named executive officer) or if he or she terminates employment for “good reason” (also as defined in such Severance Arrangement). In circumstances related to a “change in control” or a “potential change in control” (each as defined in such Severance Arrangement), the payments are enhanced. With respect to the named executive officers, such payments and other benefits generally include a lump sum payment equal to the sum of, or a multiple of the sum of, annual base salary and average bonus under the MICP, as well as continued participation in all medical, dental, life insurance and other welfare and perquisite plans and programs in which the executive was participating on the date of termination (“Continued Participation Benefits”) for a specified period of time. These payments are further described below.

Severance Agreements

We have entered into executive severance agreements with each of Mr. Gentile, Mr. Winterlich, Ms. Lehman and Ms. Fitzsimons that require us to make certain payments to him or her upon termination of their employment under specified circumstances. Mr. Winterlich resigned on November 30, 2025 and was not entitled to severance benefits under his severance agreement. In particular:

▪
if we terminate the executive for any reason other than for disability or cause, or if the executive terminates his or her employment for good reason, other than in relation to a change in control, the executive will receive:
▪
a lump sum payment equal 1.0 multiplied by the sum of the executive’s then current base salary and average MICP award over the prior three years (such sum is multiplied by 1.5 for Mr. Gentile);
▪
Continued Participation Benefits for 12 months (18 months for Mr. Gentile); and
▪
an MICP award prorated for the portion of the year during which the executive was employed prior to termination, if such award is payable under the terms of the MICP.
▪
in the event that we terminate the executive for any reason other than for disability or cause, or if the executive terminates his or her employment for good reason, in each case during a period of a “potential change in control” (as defined in the executive severance agreement) or within two years after a change in control, or if, during a potential change in control, we terminate the executive at the request of a person who takes any action designed to cause a change in control, the executive will receive the same payments and benefits as described above except that:
▪
for Mr. Gentile, the lump sum payment will be equal to 2.5 times the sum described above, for Mr. Winterlich, Ms. Lehman and Ms. Fitzsimons, the lump sum payment will be equal to 2.0 times the sum described above; and
▪
for Mr. Gentile, the period of Continued Participation Benefits will be 30 months instead of 18 months, for Mr. Winterlich, Ms. Lehman and Ms. Fitzsimons, the period of Continued Participation Benefits will be 24 months instead of 12 months.
▪
in the event of termination due to death or disability, the executive (or his or her estate) will receive an MICP award prorated for the portion of the year he or she was employed.

56

EXECUTIVE COMPENSATION

In consideration for these payments, Messrs. Gentile, Winterlich and Ms. Lehman and Ms. Fitzsimons have agreed to a non-competition covenant: for Mr. Gentile, 18 months following a termination (30 months in connection with a change in control), for Mr. Winterlich, Ms. Lehman and Ms. Fitzsimons, 12 months following a termination (24 months if in connection with a change in control). Each executive severance agreement, other than with respect to Mr. Gentile, automatically renews each year unless we notify the applicable executive of our intention not to renew, in which case the agreement will terminate one year following such notification. Mr. Gentile’s agreement does not have a term.

Mr. Winterlich resigned on November 30, 2025 and was not entitled to severance benefits under his severance agreement. Mr. Lenz does not have a severance agreement given the interim nature of his role.

Mr. Merlot’s severance benefits are determined by the French CLA. Pursuant to the French CLA, Mr. Merlot is entitled to receive the following upon termination of his employment:

▪
up to 20 times the average monthly compensation paid (based on the 12 months prior to termination), including bonus payments;
▪
a notice period payment approximately equal to 3.0 times the compensation he received during the month prior to termination; and
▪
a non-competition payment equal to 12 months’ average salary for the prior 12 months, including bonus payments (unless we waive his non-competition obligations).

Equity Awards

Each of our currently employed named executive officers holds outstanding NQOs, PSAs and RSUs. Upon termination of employment of a named executive officer, the treatment of the equity award depends on the nature of the termination. The following is a description of the treatment of a named executive officer’s equity awards upon each different type of termination and upon a change in control under the terms of the applicable award agreement for grants issued as a part of our regular compensation program.

NQOs

▪
Voluntary departure or termination without cause – the named executive officer has 90 days to exercise the NQO to the extent vested; to the extent not vested, the NQO terminates.
▪
Disability/Death – all NQOs immediately vest and remain exercisable for one year.
▪
Eligible Retirement – any unvested NQOs continue to vest on the schedule set forth in the option agreement, and the named executive officer has five years from the date of retirement to exercise the NQOs (but in no event can the named executive officer exercise an NQO after the expiration of the ten-year term of the NQO).
▪
Termination for Cause – all NQOs are forfeited.
▪
Change in Control – all NQOs (including NQOs held by a named executive officer who retired prior to the change in control) immediately vest, and if the named executive officer is terminated without cause or terminates his or her employment for good reason within two years after the change in control, the NQOs, to the extent they remain outstanding following the change in control, remain exercisable for two years.

RSUs

▪
Voluntary departure or termination with or without cause – all RSUs are forfeited.
▪
Death – all RSUs immediately vest and convert to common stock.
▪
Disability – all RSUs continue to vest on the schedule set forth in the RSU agreement. If the named executive officer dies prior to the third anniversary of the grant date, all RSUs immediately vest and convert to common stock.
▪
Eligible Retirement – all RSUs continue to vest on the schedule set forth in the RSU agreement. If the named executive officer dies prior to the third anniversary of the grant date, all RSUs immediately vest and convert to common stock.
▪
Change in Control – all RSUs immediately vest and convert to common stock.

2026 PROXY STATEMENT	57

EXECUTIVE COMPENSATION

PSAs

▪
Termination for Cause – the entire award is forfeited.
▪
Termination by the company without cause or by the named executive officer for good reason, or, for PSAs granted prior to January 2025, termination by the company due to disability or death – the named executive officer is entitled to a pro rata award of common stock based on the portion of the performance period for which he or she was employed, and also based on the extent to which the performance target is attained.
▪
For PSAs granted in January 2025 and after, termination by the company due to death – the award is paid out immediately, based on target performance.
▪
For PSAs granted in January 2025 and after, termination by the company due to disability – the named executive officer is entitled to receive the full award of common stock for the performance period, in each case determined based on the actual level of attainment of the applicable performance goal.
▪
Eligible Retirement – the named executive officer is entitled to receive the full award of common stock for the performance period, in each case determined based on the actual level of attainment of the applicable performance goal.
▪
Change in Control – the award is paid out immediately, based on target performance.

An employee generally qualifies for retirement if, upon termination of employment for any reason other than for cause, he or she is age 65 or age 55 with five or more years of service with us.

Our agreements relating to NQOs, RSUs and PSAs generally require that the employee comply with any obligation of confidentiality to us contained in any written agreement signed by the employee, and refrain from competing with us. The non-competition provision is substantially similar to that contained in the Severance Arrangements of our named executive officers described above. If the employee fails to comply with this requirement, then any outstanding equity grants are forfeited and the employee must deliver to the company the number of shares the employee received during the 180-day period immediately prior to the breach of the non-competition requirement, and if the employee sold any shares during this 180-day period, then the employee must deliver to the company the proceeds of such sales. These equity grants are also subject to the terms of the applicable plans under which they were issued, including terms that cover other possible grounds for forfeiture or recoupment of payments and gains, and terms under the plans providing for adjustments by the compensation committee upon specified events affecting the company.

Change in Control; Potential Change in Control; Good Reason; Cause

A “Change in Control” is generally defined in our plans and agreements to mean any of the following:

▪
the acquisition by any person of 50% or more of our common stock;
▪
the acquisition by any person of 40% or more of our common stock within a 12-month period;
▪
a majority of the directors as of the date of the plan or agreement are replaced with persons who are not either (i) approved by the existing directors or (ii) approved by persons who were board-approved replacements of the existing directors; or
▪
a merger of Hexcel or a sale of all or substantially all of the assets of Hexcel, unless (i) more than 50% of the stockholders of Hexcel prior to the transaction own the company resulting from the transaction in substantially the same proportion as they owned Hexcel prior to the transaction and (ii) the directors of Hexcel before the transaction comprise at least a majority of the directors of the company resulting from the transaction.

However, an event that does not constitute a change in the ownership of Hexcel, a change in the effective control of Hexcel, or a change in the ownership of a substantial portion of Hexcel’s assets, each as defined in Section 409A of the Internal Revenue Code, will not constitute a “Change in Control.”

A “Potential Change in Control,” as defined in the Severance Arrangements, exists during the period commencing at the time the company enters into an agreement that, if consummated, would result in a Change in Control and ends at the time such agreement either (i) results in a Change in Control or (ii) terminates, expires or otherwise becomes of no further force or effect.

The severance agreement with Mr. Gentile generally defines “good reason” as

▪
a diminution in his position or a material diminution in his duties, responsibilities or authority;

58

EXECUTIVE COMPENSATION

▪
a failure to nominate or renominate him for election to the board or removal from the board (except in connection with the termination of his employment);
▪
a requirement that he no longer report to the board;
▪
a reduction in his annual rate of base salary (except for across-the-board reductions of not more than 10% of base salary similarly affecting all senior executives);
▪
a relocation of his principal place of employment to a location other than Stamford, Connecticut; or
▪
a material breach by the company of the severance agreement.

The severance agreements for Mr. Winterlich, Ms. Lehman and Ms. Fitzsimons generally define “good reason” as a 10% reduction in “Total Direct Compensation” (base salary, annual target under the MICP, and grant date value of an annual equity award under our incentive stock plan).

“Cause” is generally defined in our plans and agreements applicable to named executive officers to mean the (i) willful and continued failure by the named executive officer to substantially perform his or her duties after we have notified the executive in writing of the nonperformance or (ii) willful engagement by the named executive officer in misconduct or other activity that materially harms us. Before we can terminate a named executive officer for cause, our board must give the named executive officer notice describing the reasons we intend to terminate the named executive for cause and must pass a resolution approved by at least two-thirds of the board determining that the named executive officer is guilty of the improper conduct and must provide the named executive officer with the opportunity to be heard before the board with counsel present.

Potential Payments and Benefits Upon Termination of Employment on December 31, 2025

The table below describes the potential payments and benefits under the company’s compensation and benefit plans and arrangements to which the named executive officers employed by the company as of December 31, 2025 would be entitled upon termination of employment or a change in control (including a “potential change in control”) on December 31, 2025, exclusive of items described in the first paragraph under “Potential Payments Upon Termination or Change in Control.” However, such payments generally would not be provided in connection with a termination for cause. None of the payments or benefits reflected in the chart below would be payable solely in the event of a change in control without a subsequent termination, except for vesting and conversion of the equity awards for all named executive officers (and the related values) reflected below.

The estimated payments and benefits described below for our named executive officers generally do not take into account compensation and benefits that were already earned at the time of the applicable triggering event, such as equity awards that have previously vested in accordance with their terms or vested benefits otherwise payable under our compensation programs. As a result, the estimates below for our named executive officers do not provide information on the payout of 2025 MICP awards or payouts under the PSAs for the 2023-2025 performance period for our named executive officers, because those awards were earned as of December 31, 2025 for participating executives, subject to compensation committee approval, regardless of whether the executive terminated employment or a change in control occurred on that date (and those amounts are reflected in other tables of this proxy statement).

2026 PROXY STATEMENT	59

EXECUTIVE COMPENSATION

As noted above, Mr. Winterlich resigned from the company on November 30, 2025, and therefore the table below only reflects the actual payments and benefits he received upon his “voluntary termination.” Mr. Lenz does not have a severance agreement or equity awards given the interim nature of his role.

	Cash Severance/ Payment at Death ($)(1)	Benefits Continuation ($)(3)	Accelerated Vesting of Equity Awards (value based on 12/31/2025 share price) ($)(4)	Total Termination Benefits ($)

Thomas C. Gentile III
Voluntary termination	—	—	—	—
Involuntary or good reason termination	3,965,940	20,910	3,710,371	7,697,221

Involuntary or good reason termination after change in control	6,609,900	52,275	9,305,922	15,968,097

Death	3,000,000	—	8,069,945	11,069,945
Disability	—	—	8,069,945	8,069,945
Patrick J. Winterlich
Voluntary termination	—	426,424	2,239,888	2,666,312
Michael C. Lenz
Voluntary termination	—	—	—	—
Involuntary or good reason termination	—	—	—	—

Involuntary or good reason termination after change in control	—	—	—	—

Death	2,500,000	—	—	2,500,000
Disability	—	—	—	—
Gail E. Lehman
Voluntary termination	—	—	1,545,284	1,545,284
Involuntary or good reason termination	957,950	14,083	1,545,284	2,517,317

Involuntary or good reason termination after change in control	1,915,901	28,166	1,545,284	3,489,351

Death	2,500,000	—	1,392,632	3,892,632
Disability	—	—	1,392,632	1,396,632
Gina Fitzsimons
Voluntary termination	—	—	836,245	836,245
Involuntary or good reason termination	728,061	20,910	836,245	1,585,216

Involuntary or good reason termination after change in control	1,456,123	41,820	836,245	2,334,188

Death	2,500,000	—	753,083	3,253,083
Disability	—	—	753,083	753,083

60

EXECUTIVE COMPENSATION

	Cash Severance/ Payment at Death ($)(1)	Non- Competition Payment ($)(5)	Accelerated Vesting of Equity Awards (value based on 12/31/2025 share price) ($)(4)	Total Termination Benefits ($)

Thierry P. Merlot(2)(6)
Voluntary termination(7)	410,039	982,776	1,469,280	2,862,095
Involuntary termination(8)	1,770,428	982,776	1,469,280	4,222,484
Involuntary termination after change in control(8)	1,770,428	982,776	1,469,280	4,222,484
Death(9)	—	—	1,469,280	1,469,280
Disability(9)	—	—	1,469,280	1,469,280

(1)

Involuntary or good reason termination, with or without a change in control. For all named executive officers, represents the lump sum cash payment that would have been paid to the executive from an executive severance agreement (or the French CLA, in the case of Mr. Merlot).

Death. Represents the death benefit (assuming accidental death of the named executive officer) that would have been paid by the insurers under our executive life insurance and accidental death and dismemberment insurance policies.

(2)

Under the French CLA, Mr. Merlot does not receive any enhanced benefits as a result of any type of termination of employment or change in control other than an involuntary dismissal as indicated in the table entries respecting his involuntary termination.

(3)

For Mr. Gentile, Ms. Lehman and Ms. Fitzsimons, represents Hexcel’s share of the value of welfare/medical benefits in the event of involuntary or good reason termination following a change in control. For Mr. Winterlich, the amount reflects the full year 2025 MICP that was approved following his voluntary termination on November 30, 2025. Mr. Merlot does not receive any additional welfare/medical benefits in the event of any type of termination; however, he is entitled to benefits under the French CLA and unemployment insurance benefits. These benefits are paid by the French government and not by the company.

(4)

Reflects the value of equity awards that were unvested on December 31, 2025, and that would have vested as a result of the indicated type of termination of employment of the named executive officer. Each of Ms. Lehman, Mr. Merlot and Ms. Fitzsimons was retirement eligible under the terms of the equity awards on December 31, 2025 and would have received the equity award in accordance with the schedule set forth in the applicable award agreement after voluntary termination. Upon his voluntary termination on November 30, 2025, Mr. Winterlich was retirement eligible under the terms of the equity awards, and the amount reported reflects the value of his equity awards on such date (other than his retention equity award that was granted on July 22, 2024, which was not eligible for vesting upon his voluntary termination).

(5)

Assumes that the company will provide a payment to Mr. Merlot in respect of his not competing with the company for a period of one year following employment termination. If the company elects to release Mr. Merlot from the non-competition obligation, no payment would be due to him.

(6)	For Mr. Merlot, the amounts in this chart are paid or determined in the local currency, the euro, and converted to U.S. dollars at an exchange rate of 1.10 U.S. dollars per euro.
(7)

As of December 31, 2025, Mr. Merlot was retirement eligible under the French CLA. If he had retired on December 31, 2025, he would have been entitled to receive a retirement indemnity equal to five months’ salary plus an additional payment equal to 12 months’ salary (based on his average salary over the last 12 months, including bonus) unless the company waived his non-compete requirements.

(8)	Represents the payment upon dismissal due to Mr. Merlot under the French CLA if he were dismissed on December 31, 2025 and the company elected to enforce his non-compete requirements.
(9)	Mr. Merlot does not receive any additional benefits upon death or disability beyond the coverage provided by the French CLA or French insurance, which benefits are not paid by the company.

2026 PROXY STATEMENT	61

PROPOSAL 2—ADVISORY
APPROVAL OF THE COMPANY’S
2025 EXECUTIVE COMPENSATION

We are seeking an advisory, non-binding stockholder vote with respect to compensation provided to our named executive officers for 2025 as required pursuant to Section 14A of the Exchange Act.

The company’s executive compensation program and compensation paid to the named executive officers are described on pages 51-63 of this proxy statement. The compensation committee oversees the program and compensation awarded, adopting changes to the program and awarding compensation as appropriate to reflect the company’s circumstances and to promote our compensation philosophy, which is to deliver pay for performance that creates sustainable value for our stockholders. We currently hold our advisory stockholder vote with respect to named executive officer compensation every year, pursuant to the stockholders’ advisory approval of an annual frequency for such vote at the 2023 Annual Meeting of Stockholders, which was accepted by the board. We anticipate that stockholders will next have the opportunity to vote on the frequency of future votes on named executive officer compensation at the 2029 Annual Meeting of Stockholders.

This vote is not intended to address any specific item of compensation or any single compensation philosophy, policy or practice, but rather the overall compensation of our named executive officers as described in this proxy statement. This vote is advisory and non-binding. However, the compensation committee will review the voting results and take them into consideration when making future decisions regarding executive compensation, in conjunction with other factors such as feedback from stockholder outreach programs.

Accordingly, the board recommends that our stockholders vote in favor of the following resolution:

RESOLVED, that the stockholders approve, on an advisory, non-binding basis, the compensation of the company’s named executive officers, as disclosed under Securities and Exchange Commission rules, including the compensation discussion and analysis, and the compensation tables and related material included in the proxy statement for the 2026 Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADVISORY APPROVAL OF THE COMPANY’S 2025 EXECUTIVE COMPENSATION.

62

CEO PAY RATIO

As required by SEC regulations, we are providing the following pay ratio information with respect to our last completed fiscal year, as a reasonable estimate calculated in a manner consistent with SEC regulations.

In determining the CEO pay ratio for fiscal 2025, as permitted under SEC rules, we started with the same median employee from our global employee population who was originally identified as our median employee as of December 31, 2023, based on annual salary, including all differentials, on-call, vacation, sick and overtime pay, with the compensation paid to non-U.S. employees converted to U.S. dollars using the applicable exchange rate in effect on December 31, 2023.

As permitted under SEC rules, we may identify our median employee for purposes of providing pay ratio disclosure once every three years, provided that there has been no change in the employee population or employee compensation arrangements that we reasonably believe would result in a significant change to the 2025 pay ratio disclosure. In accordance with SEC rules, we determined that there were no changes to the employee population or compensation arrangements in 2025 that would be significant to the pay ratio calculation. Therefore, for purposes of the 2025 calculations, we continued to use the same median employee that we originally identified in 2023.

For our 2025 fiscal year, our median employee’s annual total compensation was $73,819, calculated in the same manner that we calculated the annual total compensation of our CEO (i.e., including items such as the value of stock and option awards, as well as retirement and benefit plans, to the extent applicable). Mr. Gentile’s 2025 annual total compensation was $7,252,875, as reported in the Summary Compensation Table on page 51. Our CEO to median employee pay ratio for fiscal year 2025 was approximately 98 to 1.

2026 PROXY STATEMENT	63

PAY VERSUS PERFORMANCE

The information provided below is mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item
402(v) of Regulation S-K, which require that we, among other things, report the amount of “compensation actually paid” (“CAP”) to our named executive officers for the last four fiscal years and compare those amounts to certain mandated performance metrics. The values shown below under the header “compensation actually paid” is calculated in accordance with applicable SEC rules and does not reflect the actual amount of compensation earned by or paid to our named executive officers during each covered fiscal year.

Our compensation philosophy is to deliver pay for performance. We seek to provide a level of performance that creates sustainable value for our stockholders by generating short-term results while also making investments designed to increase profitability over the long term. Please refer to the “Compensation Discussion and Analysis” section of this proxy statement for details regarding how the compensation committee links the compensation paid to our named executive officers to our company performance.

	2021	2022	2023	2024	2025

Summary Compensation Table Total for CEO T. Gentile	$—	$—	$—	$9,595,136	$7,252,875

Summary Compensation Table Total for Former CEO N. Stanage	$9,781,885	$8,264,516	$7,837,803	$8,877,881	$—

Compensation Actually Paid to CEO T. Gentile(1)	$—	$—	$—	$9,462,083	$7,511,734

Compensation Actually Paid to Former CEO N. Stanage(1)	$11,352,428	$8,812,434	$13,210,593	$4,019,720	$—

Average Summary Compensation Table Total for Non-CEO NEOs	$2,131,482	$1,546,724	$1,999,912	$2,343,232	$1,465,248

Average Compensation Actually Paid to Non-CEO NEOs(2)	$2,297,873	$1,787,711	$2,437,967	$1,939,335	$1,302,697

Value of Initial Fixed $100 Investment Based On:

Total Shareholder Return(3)	$106.83	$122.21	$154.28	$132.39	$157.82

Peer Group Total Shareholder Return(3)	$102.72	$97.85	$121.41	$150.03	$220.22

Net Income(4) (millions)	$16.1	$126.3	$105.7	$132.1	$109.4

Company-Selected Measure (Adjusted EBIT)(5) (millions)	$70.9	$165.0	$217.6	$237.7	$213.7

(1)

As required by applicable SEC rules, CAP was calculated by beginning with the total amount reported in the Summary Compensation Table (the “SCT”) for the applicable year, (i) subtracting the grant date fair value of stock awards reported in the “Stock Awards” column of the SCT (“Stock Awards”), (ii) subtracting the grant date fair value of option awards reported in the “Option Awards” column of the SCT (“Option Awards”), (iii) subtracting the actuarial present value of the accumulated benefit under defined benefit plans reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the SCT (“Change in Pension Value”), (iv) adding the change in fair value of stock and option awards for the applicable year, and (v) adding the service cost and prior service cost for all defined benefit plans for the applicable year.

Fair value amounts were computed in a manner consistent with the fair value methodology used to account for share-based payments in our financial statements under generally accepted accounting principles. The fair value amounts were calculated using our stock price on the last day of each fiscal year or the date of vesting, as applicable, and assuming the probable level of achievement for performance-based awards as of the end of the covered fiscal year. The service cost and prior service cost for defined benefit plans were calculated using the same methodology as used for our financial statements under generally accepted accounting principles.

The following is a reconciliation of the SCT total and the CAP for the CEO for each of the covered fiscal years. Mr. Stanage is included as the CEO for 2021 through 2024, and Mr. Gentile is included as the CEO for 2024 and 2025.

64

PAY VERSUS PERFORMANCE

Chief Executive Officer

	2021	2022	2023	2024 N. Stanage	2024 T. Gentile	2025

SCT Total	$9,781,885	$8,264,516	$7,837,803	$8,877,881	$9,595,136	$7,252,875

Subtract: Grant Date Fair Value of Stock Awards and Option Awards Granted Each Year as Disclosed in the SCT	$(6,630,904)	$(4,597,073)	$(4,781,296)	$(4,972,583)	$(6,839,938)	$(5,060,220)

Subtract: Change in Pension Value as Disclosed Each Year in the SCT	$(929,331)	$(1,146,825)	$—	$(1,984,553)	$—	$—

Add: Change in Fair Value of Stock Awards and Option Awards	$8,175,270	$4,881,098	$8,981,377	$2,098,976	$6,706,886	$5,319,079

Add: Service and Prior Service Cost for Pension Plans	$955,508	$1,410,718	$1,172,709	$—	$—	$—

CAP for Chief Executive Officer	$11,352,428	$8,812,434	$13,210,593	$4,019,720	$9,462,083	$7,511,734

CEO: Change in Fair Value of Stock and Option Awards

	2021	2022	2023	2024 N. Stanage	2024 T. Gentile	2025

Year-End Fair Value of Stock Awards and Option Awards Granted in Covered Fiscal Year that Remained Unvested at the End of the Covered Fiscal Year	$8,621,521	$5,233,909	$5,019,432	$4,670,801	$6,687,171	$5,414,524

Fair Value of Stock Awards and Option Awards Granted in Covered Fiscal Year that Vested During the Covered Fiscal Year	$—	$—	$—	$—	$—	$—

Year-over-Year Increase or Decrease in Fair Value for Stock Awards and Option Awards Granted in Prior Years that Remained Unvested at the End of the Covered Fiscal Year	$206,852	$254,444	$1,286,770	$(1,114,651)	$—	$74,248

Increase or Decrease in Fair Value of Stock Awards and Option Awards Granted in Prior Years that Vested in the Covered Fiscal Year	$(653,103)	$(666,206)	$2,519,366	$(1,620,550)	$—	$(245,925)

Adjustments for Stock Awards that Failed to Meet Performance Conditions	$—	$—	$—	$—	$—	$—

Value of Dividends or Other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value	$—	$58,951	$155,809	$163,376	$19,715	$76,232

Total Change in Fair Value of Stock Awards and Option Awards Included in CAP	$8,175,270	$4,881,098	$8,981,377	$2,098,976	$6,706,886	$5,319,079

CEO: Pension Plan Adjustment

	2021	2022	2023	2024 N. Stanage	2024 T. Gentile	2025

Service Cost	$955,508	$1,210,933	$1,172,709	$—	$—	$—

Prior Service Cost	$—	$199,785	$—	$—	$—	$—

Total Service and Prior Service Cost for Pension Plans	$955,508	$1,410,718	$1,172,709	$—	$—	$—

(2)

CAP for the other named executive officers was calculated in the same manner as described above for the CEO, except the amounts were averaged for each year. Following is a reconciliation of the average SCT total and the average CAP for the named executive officers, other than the CEO, for each of the applicable years. The non-CEO named executive officers included in the average for each covered fiscal year were:

2025: Patrick J. Winterlich, Michael C. Lenz, Gail E. Lehman, Thierry P. Merlot, and Gina Fitzsimons

2023 and 2024: Patrick J. Winterlich, Gail E. Lehman, Thierry P. Merlot, and Philippe Chevrier

2022: Patrick J. Winterlich, Gail E. Lehman, Thierry P. Merlot, Gina Fitzsimons, Robert G. Hennemuth, and Colleen Pritchett

2021: Patrick J. Winterlich, Robert G. Hennemuth, Gail E. Lehman, and Thierry P. Merlot

2026 PROXY STATEMENT	65

PAY VERSUS PERFORMANCE

Other Named Executive Officers

	2021	2022	2023	2024	2025

Average SCT Total	$2,131,482	$1,546,724	$1,999,912	$2,343,232	$1,465,248

Subtract: Average Grant Date Fair Value of Stock Awards and Option Awards Granted Each Year as Disclosed in the SCT	$(1,249,923)	$(651,500)	$(752,099)	$(1,216,130)	$(680,835)

Subtract: Average Change in Pension Value as Disclosed Each Year in the SCT	$(25,942)	$—	$—	$—	$—
					$—
Add: Average Change in Fair Value of Stock Awards and Option Awards	$1,406,568	$886,211	$1,190,154	$812,233	$518,284

Add: Average Service and Prior Service Cost for Pension Plans	$35,688	$6,276	$—	$—	$—

Average CAP for Other Named Executive Officers	$2,297,873	$1,787,711	$2,437,967	$1,939,335	$1,302,697

Other Named Executive Officers: Average Change in Fair Value of Stock and Option Awards

	2021	2022	2023	2024	2025

Year-End Fair Value of Stock Awards and Option Awards Granted in Covered Fiscal Year that Remained Unvested at the End of the Covered Fiscal Year	$1,553,051	$712,798	$793,750	$1,156,424	$729,747

Fair Value of Stock Awards and Option Awards Granted in Covered Fiscal Year that Vested During the Covered Fiscal Year	$—	$—	$—	$—	$—

Year-over-Year Increase or Decrease in Fair Value for Stock Awards and Option Awards Granted in Prior Years that Remained Unvested at the End of the Covered Fiscal Year	$(75,353)	$291,392	$108,155	$(250,026)	$18,879

Increase or Decrease in Fair Value of Stock Awards and Option Awards Granted in Prior Years that Vested in the Covered Fiscal Year	$(71,130)	$(42,922)	$274,028	$(112,878)	$(52,434)

Adjustments for Stock Awards that Failed to Meet Performance Conditions	$—	$(82,136)	$—	$—	$(188,100)

Value of Dividends or Other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value	$—	$7,078	$14,221	$18,713	$10,192
Total Average Change in Fair Value of Stock Awards and Option Awards Included in CAP	$1,406,568	$886,211	$1,190,154	$812,233	$518,284

Other Named Executive Officers: Average Pension Plan Adjustment

	2021	2022	2023	2024	2025

Average Service Cost	$35,688	$6,276	$—	$—	$—

Average Prior Service Cost	$—	$—	$—	$—	$—

Total Average Service and Prior Service Cost for Pension Plans	$35,688	$6,276	$—	$—	$—

(3)

The company total shareholder return (“TSR”) represents the cumulative investment return of an initial fixed $100 investment in our common stock during the period commencing on December 31, 2020 and ending on the last day of the covered fiscal year, assuming reinvestment of all dividends. The company TSR in the table above may not be indicative of future performance. Peer group TSR represents the cumulative investment return of an initial fixed $100 investment in the S&P Aerospace & Defense Select Industry Index during the period commencing on December 31, 2020 and ending on the last day of the covered fiscal year, assuming reinvestment of all dividends.

(4)	Reflects net income for the covered fiscal year, as reported in our Annual Report on Form 10-K for such year.
(5)	The following table provides a list of the most important financial performance measures used by us to link CAP to company performance for the most recently completed fiscal year:

Tabular List

Adjusted EBIT

Free Cash Flow

Return on Invested Capital (ROIC)

66

PAY VERSUS PERFORMANCE

Of the goals listed above, we consider Adjusted EBIT to be the most important financial performance measure (that is not otherwise required to be disclosed in the table) used to link CAP to company performance and therefore included it as the Company-Selected Measure in the table above. For the definition of Adjusted EBIT, please see page 37 of this proxy statement.

Required Supplemental Graphs Showing Relationship Between:

CAP and Company TSR

The graph below illustrates the relationship between the CAP to our CEO and the other NEOs and the company’s TSR during the period covered by the Pay versus Performance Table. The CAP figures shown below are calculated as required by SEC requirements, which include unvested and unpaid amounts.

2026 PROXY STATEMENT	67

PAY VERSUS PERFORMANCE

CAP and Net Income

The graph below illustrates the relationship between the CAP to our CEO and the other NEOs and the company’s net income during the period covered by the Pay versus Performance Table. The CAP figures shown below are calculated as required by SEC requirements, which include unvested and unpaid amounts.

68

PAY VERSUS PERFORMANCE

CAP and Adjusted EBIT

The graph below illustrates the relationship between the CAP to our CEO and the other NEOs and the company’s Adjusted EBIT during the period covered by the Pay versus Performance Table. The CAP figures shown below are calculated as required by SEC requirements, which include unvested and unpaid amounts.

2026 PROXY STATEMENT	69

PAY VERSUS PERFORMANCE

Company TSR and Peer Group TSR

The graph below illustrates the relationship between the company’s TSR and the peer group TSR during the period covered by the Pay versus Performance Table.

Company TSR vs. Peer Group TSR
Cumulative TSR (Value of Initial $100 Investment)
$230.00
$210.00
$190.00
$170.00
$150.00
$130.00
$110.00
$90.00
$70.00
$50.00
$100.00
$106.83
$102.72
$122.21
$97.85
$154.28
$121.41
$150.03
$132.39
$220.22
$157.82
2020
2021
2022
2023
2024
2025
Company TSR
S&P Aerospace & Defense TSR

70

EQUITY COMPENSATION PLAN
INFORMATION

The following information is provided as of December 31, 2025. All numbers in columns (a) and (c) refer to shares of Hexcel common stock.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	2,520,256	(1)	$58.70	(2)	1,931,400	(3)

Equity compensation plans not approved by security holders	—		N/A		—

Total	2,520,256	(1)	$58.70	(2)	1,931,400	(3)

(1)

This column reflects 1,714,363 shares issuable upon the exercise of outstanding stock options, 387,418 shares issuable upon the vesting and payment of time-based restricted stock units, and 357,245 shares issuable upon the vesting and payment of outstanding PSAs, all of which are outstanding under our 2013 ISP. With respect to the PSAs for the 2023-2025 performance period, it does not reflect 46,614 shares issued in January 2026, based on the actual level of attainment of the applicable performance measures. See “Compensation Discussion and Analysis—2025 Compensation—PSAs Granted in 2023” on page 43 for additional information. The PSAs for the 2024-2026 performance period and the 2025-2027 performance period are included at the “target” performance level. Payout of such PSAs may range from 0% to 200% of target, based on the actual level of attainment for the applicable performance measures. To the extent that the target level of the performance measures is not achieved, shares that are not issuable upon conversion of the PSAs will again become available for future issuance under the 2013 ISP, and to the extent that the target level of the performance measure is exceeded, additional shares remaining available for future issuance under the 2013 ISP will be utilized.

(2)	Excludes the RSUs and PSAs referred to in note 1 above because they have no exercise price.
(3)

Includes: (a) 1,461,335 shares of common stock available for future issuance under the 2013 ISP and (b) 470,065 shares of common stock available for purchase under the Hexcel Corporation 2016 Employee Stock Purchase Plan (as amended and restated effective May 8, 2025).

2026 PROXY STATEMENT	71

AUDIT COMMITTEE REPORT

The audit committee is responsible for assisting the board in its oversight of the integrity of the company’s financial statements, exposure to financial risk and mitigation of those risks, compliance with legal and regulatory requirements, independent registered public accounting firm’s qualifications, independence and performance, and internal audit function. We also appoint the company’s independent registered public accounting firm and submit our selection to the company’s stockholders for ratification. We operate under a written charter adopted and approved by the board of directors, which is available on the company’s website, www.hexcel.com.

Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles in the United States. Our independent registered public accounting firm is responsible for performing an integrated audit of the company’s financial statements and internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (“PCAOB”). Our responsibility is to monitor and review these processes.

We held 8 meetings in 2025, held numerous discussions with management and met in executive session, without management, with Ernst & Young LLP, our independent registered public accounting firm for 2025. We also met in executive session, without management present, with the company’s internal auditors. We have reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2025 with management and the independent registered public accounting firm. We discussed with the independent registered public accounting firm the matters required to be discussed pursuant to the applicable requirements of the PCAOB and the SEC.

Our independent registered public accounting firm also provided the written disclosures and letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and we discussed with the independent registered public accounting firm its independence.

Based on our review and the discussions referred to above, the audit committee recommended to the board of directors that Hexcel’s audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.

Catherine A. Suever, Chair

Jeffrey C. Campbell

Cynthia M. Egnotovich

The Members of the Audit Committee

72

PROPOSAL 3—RATIFICATION OF
SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

General

We are asking stockholders to ratify the audit committee’s appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for 2026. Stockholder ratification of the appointment of EY is not required under our Certificate of Incorporation, Bylaws or otherwise, but is being submitted as a matter of good corporate practice. While the audit committee is not bound by the outcome of this vote, if the appointment of EY is not ratified by our stockholders, the audit committee will reconsider the appointment.

EY has audited our financial statements annually since 2016. The audit committee reviews and assesses annually the qualifications and performance of the independent registered public accounting firm and considers, as appropriate, the rotation of the independent registered public accounting firm. Additionally, the audit committee is involved in the selection and mandated rotation of the lead engagement partner from EY every five years. A representative of EY is expected to attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions from stockholders present online at the meeting.

Fees

The following table summarizes fees incurred for professional audit services rendered by EY for the audit of the company’s annual consolidated financial statements for fiscal 2025 and fiscal 2024 and for other services rendered by EY in fiscal 2025 and fiscal 2024. The audit committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm, which may include audit services, audit-related services, tax services and other services. All services provided by EY were pre-approved by the audit committee.

	Year Ended December 31,

	2025	2024

Audit fees(1)	$2,882,000	$3,178,500
Audit-related fees	—	—
Tax fees(2)	158,340	119,430
All other fees	—	—
Total	$3,040,340	$3,297,930

(1)

Audit fees relate to professional services rendered in connection with the audit of our annual financial statements, review of the financial statements included in our Forms 10-Q and services provided in connection with foreign statutory and regulatory filings.

(2)	Tax fees are fees incurred for professional services rendered for tax planning, tax compliance and tax advice.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.

2026 PROXY STATEMENT	73

PROPOSAL 4—Approval of the
Hexcel Corporation Long-Term Incentive Plan

General

The board of directors is asking our stockholders to approve the Hexcel Corporation Long-Term Incentive Plan (the “LTIP”).

If approved by our stockholders, the LTIP would, among other things, (i) replace the company’s 2013 Incentive Stock Plan, as amended (the “2013 ISP”), (ii) authorize 3,015,000 shares of common stock for awards under the plan, including incentive stock options, with such amount subject to adjustment for certain corporate events and under the applicable share counting rules, and (iii) provide that the sum of the grant date fair value of all equity-based awards, and the maximum amount of cash that may become payable, to any individual for services as a non-employee director during any calendar year may not exceed $750,000.

We believe our future success continues to depend in part on our ability to attract, motivate and retain high-caliber employees, consultants and directors and that the ability to provide equity-based and incentive-based awards under the LTIP is critical to achieving this success. We would be at a severe competitive disadvantage if we could not use stock-based awards to recruit and compensate our employees and directors. The use of common stock as part of our compensation program is also important because equity-based awards continue to be an essential component of our compensation program for key employees, as they help link compensation with long-term stockholder value creation and reward participants based on service and performance.

The board unanimously recommends that you vote to approve the LTIP. If the LTIP is approved by our stockholders at the Annual Meeting, it will be effective as of the day of the Annual Meeting, the 2013 ISP will terminate, and future grants will be made on or after such date under the LTIP. If the LTIP is not approved by our stockholders, then it will not become effective, no awards will be granted under the LTIP, and the 2013 ISP will continue in accordance with its terms as previously approved by our stockholders.

The actual text of the LTIP is attached to this Proxy Statement in Annex B. The following description of the LTIP is only a summary of its principal terms and provisions and is qualified in its entirety by reference to the actual text as set forth in Annex B.

History

On February 11, 2026, upon recommendation by the compensation committee, the board adopted the LTIP, subject to the approval of the company’s stockholders at the Annual Meeting.

The LTIP affords the compensation committee the ability to design compensatory awards that are responsive to the company’s needs and includes authorization for a variety of awards designed to advance the interests and long-term success of the company by encouraging stock ownership among officers and other employees of the company and its subsidiaries, certain consultants and other service providers to the company and its subsidiaries, and non-employee directors of the company.

As of March 17, 2026, and excluding the new shares requested under the LTIP, 1,161,936 shares remained available for issuance or delivery under the 2013 ISP. Moreover, no more than 50% of those available shares may be granted as restricted stock units or performance share awards. Based on our historical grant practices, as summarized below, our projected recruiting and retention needs, and the approximate current share price, we anticipate that the company would not be able to grant restricted stock units or performance share awards under our equity compensation program for employees and our non-employee director compensation program beyond 2026 unless we reserve new shares under the LTIP.

To maintain the flexibility to keep pace with our competitors and effectively attract, motivate and retain high-caliber employees, consultants and directors, we are asking our stockholders to authorize 3,015,000 shares for issuance as awards under the LTIP.

If our stockholders approve the LTIP, we intend to use the shares authorized under the LTIP to continue our practice of incentivizing key individuals through equity grants. We currently anticipate that the new shares requested in connection with the approval of the LTIP will last for about four (4) to five (5) years, based on our historical grant practices, as summarized below, our projected recruiting and retention needs, and the approximate current share price, but could last for a different period if actual practice does not match recent rates or our share price changes materially. As noted below, our compensation committee retains full discretion under the LTIP to determine the number and types of awards to be granted under the LTIP, subject to the terms of the LTIP.

74

PROPOSAL 4—Approval of the HEXCEL CORPORATION LONG-TERM INCENTIVE PLAN

If our stockholders do not approve the LTIP, we will continue to have the authority to grant equity-based awards under the 2013 ISP after the Annual Meeting. However, given the limited number of shares remaining under the 2013 ISP for restricted stock units or performance share awards, we may be compelled to significantly increase the cash component of our employee and director compensation, which approach may not necessarily align employee and director compensation interests with the investment interests of our stockholders. Replacing equity awards with cash also would increase cash compensation expense and use cash that could be better deployed in other areas of the business.

In determining the size of this share request, the compensation committee considered, among other things, our outstanding equity awards, our burn rate, our stock price and volatility, our projected recruiting and retention needs, the potential dilution of our equity compensation program, the voting guidelines of certain institutional investors and proxy advisory firms, the advice of its independent compensation consultant, and competitive market practices. The results of this comprehensive analysis were presented to the compensation committee and the board for its consideration. Certain of these factors are outlined below.

Impact on 2013 ISP

We currently grant equity awards under the 2013 ISP. Our stockholders initially approved the 2013 ISP on May 2, 2013, and most recently approved an amendment to the 2013 ISP on May 9, 2019. The 2013 ISP is our only active equity plan, other than the Hexcel Corporation 2016 Employee Stock Purchase Plan, which is a broad-based plan that provides our eligible employees the opportunity to use their payroll deductions to buy shares of our common stock at a discount on periodic purchase dates.

As of March 17, 2026:

▪
1,161,936 shares remained available for issuance or delivery under the 2013 ISP (and no more than 50% of the total share reserve may be granted as restricted stock units or performance share awards);
▪
there were 389,771 shares subject to outstanding time-based restricted stock units, 419,092 shares subject to outstanding performance share awards, calculated at target (838,184 if calculated at “maximum” payout); and 1,593,323 shares subject to outstanding stock options under the 2013 ISP; and
▪
the weighted average exercise price of those outstanding stock options was $61.45, the weighted average remaining contractual term for those stock options was 5.79 years, and the closing market price of a share as reported on the NYSE was $80.96.

The board and compensation committee will not grant any new shares as awards under the 2013 ISP between March 17, 2026, and May 14, 2026, the date of the Annual Meeting, other than up to 5,000 shares that could be granted as awards to eligible recipients.

If our stockholders approve the LTIP, then:

▪
the 2013 ISP will terminate in its entirety at the conclusion of the Annual Meeting, and we will no longer grant equity awards under the 2013 ISP thereafter; however, awards outstanding under the 2013 ISP will continue to remain outstanding in accordance with their terms;
▪
none of the shares remaining for issuance under the 2013 ISP at the conclusion of the Annual Meeting will be carried over to the LTIP and those remaining shares will be cancelled as of the date of the Annual Meeting; and
▪
any shares subject to prior awards granted under the 2013 ISP that are forfeited on or after the Annual Meeting, will be cancelled as of the date of such forfeiture and will not be carried over to the LTIP.

As noted above, if our stockholders do not approve the LTIP, then it will not become effective, no awards will be granted under the LTIP, and the 2013 ISP will continue in accordance with its terms as previously approved by our stockholders.

Our Historic Burn Rate

We use our burn rate to measure the potential life expectancy of our equity plan and stockholder dilution.

Our burn rate is calculated as the total amount of equity granted in any year, divided by the weighted average number of shares of common stock outstanding as of the end of each fiscal year. For purposes of this calculation (i) stock options and time-based restricted stock units were counted in the year granted, and (ii) performance share awards were counted in the year earned (and only to the extent earned).

2026 PROXY STATEMENT	75

PROPOSAL 4—Approval of the HEXCEL CORPORATION LONG-TERM INCENTIVE PLAN

Our burn rate experience is summarized in the table below, which provides data on our share usage under our employee and non-employee director compensation programs for the last three completed fiscal years.

Year	Participants	Stock Options Granted	RSUs Granted	PSAs Earned[1]	Total Shares[2]	Burn Rate
2025	222	147,617	162,440	46,614	79,500,000	0.4%
2024	214	268,303	159,618	106,174	82,300,000	0.6%
2023	206	153,384	121,421	297,644	84,600,000	0.7%
Three-year average (2023-2025)						0.6%

1 PSAs were counted in the year earned (and only to the extent earned). The total number of performance shares granted in each year was as follows (calculated at target): (i) 135,173 in 2025, (ii) 186,280 in 2024, and (iii) 114,665 in 2023.

2 The weighted average number of shares of common stock outstanding as of the end of each fiscal year.

Our future burn rate will depend on a number of factors, including the number of participants in the LTIP, our stock price, changes to our compensation strategy, changes in business practices or industry standards, changes in our capital structure due to stock splits or similar events, the compensation practices of our competitors or changes in compensation practices in the market generally, and the methodology used to establish the equity award mix.

Dilution and Overhang

We measure the dilutive impact of our equity program (the so-called overhang) by dividing (i) the number of shares of common stock subject to outstanding equity awards under the 2013 ISP, plus the number of shares available to be granted under the 2013 ISP (the “numerator”), by (ii) the total number of shares of common stock outstanding, plus the shares included in the numerator.

As of March 17, 2026, there were 75,394,986 shares of common stock issued and outstanding and our fully diluted overhang, excluding the available and new shares requested under the LTIP, was approximately 3.1%. The 3,015,000 new shares of common stock being requested under the LTIP, plus the 5,000 available shares, would bring our fully diluted overhang to approximately 6.7%, which we believe to be reasonable and within industry norms.

Based on the closing price on NYSE for our common stock on March 17, 2026 of $80.96 per share, the aggregate market of the 3,015,000 new shares of common stock requested under the LTIP was $244,094,400.

Plan Design Supports Sound Governance Practices

The LTIP authorizes the compensation committee to grant stock options, stock appreciation rights, restricted stock, restricted stock units, performance stock units, other stock- or cash-based awards and dividend equivalents, or any combination thereof, to employees, directors and consultants, including employees and consultants of the subsidiaries of the company.

The LTIP includes key provisions or facilitates awards designed to protect stockholder interests and promote sound compensation governance and best practices, including but not limited to the following:

▪
limited share recycling provisions;
▪
minimum vesting provisions for stock-based grants;
▪
no repricing stock options without stockholder approval;
▪
no “evergreen” renewal feature;
▪
awards to non-employee directors are subject to annual compensation limitations;
▪
awards are subject to our clawback policy; and
▪
dividends or dividend equivalents are accumulated until the underlying award vests.

76

PROPOSAL 4—Approval of the HEXCEL CORPORATION LONG-TERM INCENTIVE PLAN

We believe that we have demonstrated a commitment to sound equity compensation practices in recent years. We recognize that equity compensation awards dilute stockholders’ equity, so we have carefully managed our equity compensation program. Our equity compensation practices are intended to be competitive and consistent with market practices, and we believe our historical share usage has been responsible and mindful of stockholder interests, as described above.

In evaluating this proposal, stockholders should consider all the information in this proposal and this proxy statement.

Summary of the Material Terms of the LTIP

Set forth is a summary of the other provisions in the LTIP. This summary does not purport to be a complete description of all the provisions of the LTIP. It is qualified in its entirety by reference to the full text of the LTIP as set forth in Annex B.

Eligibility and Administration

Awards under the LTIP may be granted to individuals who are then officers, employees or consultants of the company or are the officers, employees or consultants of certain of the company’s subsidiaries. Such awards also may be granted to directors of the company board. Only employees of our company or certain of our subsidiaries may be granted incentive stock options. As of March 17, 2026, there were approximately 215 employees, 9 non-employee directors of the company and 0 consultants eligible to participate in the LTIP. Under the LTIP, the plan administrator, subject to applicable law, has the authority to determine and select award recipients from the list of eligible individuals. Future benefits that may be received by participants under the LTIP are not determinable at this time.

The compensation committee is expected to administer the LTIP unless the board assumes authority for administration. The LTIP provides that the board or compensation committee may delegate its authority to grant awards to employees other than executive officers and certain senior executives of the company to a committee consisting of one or more members of the board or one or more of our officers, other than awards made to our non-employee directors, which must be approved by our full board of directors.

Subject to the terms and conditions of the LTIP, the plan administrator has the authority to select the persons to whom awards are to be made, to determine the number of shares to be subject to awards and the terms and conditions of awards, to correct defects and ambiguities, supply omissions, reconcile inconsistencies in the plan or any award agreement, and to make all other determinations and to take all other actions necessary or advisable for the administration of the LTIP. The plan administrator is also authorized to adopt, amend or rescind rules relating to administration of the LTIP.

Shares Available for Awards

The aggregate number of shares of the company common stock initially reserved for issuance pursuant to awards under the LTIP will be 3,015,000 shares, all of which may be granted as incentive stock options. Unlike the 2013 ISP, the LTIP does not impose a sublimit on the total number of restricted stock units and performance share awards that may be granted.

As noted above, if our stockholders approve the LTIP none of the shares remaining for issuance under the 2013 ISP will be carried over to the LTIP. Moreover, no further shares will be granted as awards under the 2013 ISP after the date of the Annual Meeting, the remaining shares reserved under the 2013 ISP will be cancelled as of the date of the Annual Meeting, and any shares forfeited under the 2013 ISP, on or after the Annual Meeting, will be cancelled on the date of such forfeiture. However, awards outstanding under the 2013 ISP will continue to remain outstanding in accordance with their terms.

The following counting provisions will be in effect for the share reserve under the LTIP:

▪
to the extent that an award terminates, expires or lapses for any reason or an award is settled in cash without the delivery of shares, any shares subject to the award at such time will be available for future grants under the LTIP;
▪
the payment of dividend equivalents in cash in conjunction with any outstanding awards will not be counted against the shares available for issuance under the LTIP; and
▪
to the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by us or any of our subsidiaries will not be counted against the shares available for issuance under the LTIP.

However, the following shares issued or delivered under the LTIP shall not again be available for future grants of awards: (i) shares that are tendered or withheld to satisfy the exercise price or tax withholding obligation with respect to any award under the LTIP; (ii) shares that are repurchased by us with option proceeds; and (iii) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right on exercise thereof.

2026 PROXY STATEMENT	77

PROPOSAL 4—Approval of the HEXCEL CORPORATION LONG-TERM INCENTIVE PLAN

The LTIP also provides that the sum of the grant date fair value of all equity-based awards and the maximum amount of cash that may become payable to any individual for services as a non-employee director during any calendar year may not exceed $750,000.

Minimum Vesting

Awards under the LTIP may not become vested or exercisable any earlier than the first anniversary of the date of grant of the award (excluding, for this purpose, any (a) substitute awards, (b) cash-based awards, and (c) awards to directors that vest in full no later than the earlier of the first anniversary of the date of grant or the next annual meeting of stockholders (provided that such vesting period is not less than 50 weeks after the date of grant)). However, the administrator may grant awards without regard to these minimum vesting requirements with respect to a maximum of five percent (5%) of the overall share limit (with such amount subject to adjustment for certain corporate events); and (ii) the minimum vesting requirement does not limit the administrator’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability, other termination of employment or a change in control, by the terms of the award agreement or otherwise.

Types of Awards

The LTIP provides that the plan administrator may grant or issue stock options, including incentive stock options ("ISOs") and nonqualified stock options (“NQOs”), stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance stock units (“PSUs”), other stock- or cash-based awards and dividend equivalents, or any combination thereof. Certain awards under the LTIP may constitute or provide for payment of “nonqualified deferred compensation” under Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), which may impose additional requirements on the terms and conditions of such awards. All awards under the LTIP will be evidenced by award agreements, which will detail the terms and conditions of awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards other than cash awards generally will be settled in shares of the company common stock, but the applicable award agreement may provide for cash settlement of any award. A brief description of each award type follows.

▪
Stock Options and SARs. Stock options provide for the purchase of shares of the company common stock at a specified price set on the grant date. ISOs, in contrast to NQOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. Upon exercise, holders of SARs will receive from the company an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The exercise price of a stock option or SAR may not be less than 100% of the fair market value of the underlying share of common stock on the grant date (or 110% in the case of ISOs granted to certain significant stockholders), except with respect to certain substitute awards granted in connection with a corporate transaction. The term of a stock option or SAR may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders). With regard to exercise price obligations arising in connection with the exercise of stock options under the LTIP, the plan administrator may, in its discretion, accept cash, wire transfer or check, shares of common stock that meet specified conditions, a “market sell order,” or such other consideration as the plan administrator deems suitable or any combination of the foregoing.
▪
Restricted Stock. Restricted stock is an award of non-transferable shares of the company common stock that are subject to certain vesting conditions and other restrictions as may be determined by the plan administrator. Restricted stock, typically, may be forfeited for no consideration or repurchased by us at the original purchase price if the conditions or restrictions on vesting are not met. In general, restricted stock may not be sold or otherwise transferred until restrictions are removed or expire. Holders of restricted stock, unlike recipients of stock options, will have voting rights and will have the right to receive dividends, if any, prior to the time when the restrictions lapse, however, dividends will not be released until restrictions are removed or expire.
▪
RSUs. RSUs are contractual promises to deliver shares of the company common stock in the future or an equivalent in cash and other consideration determined by the plan administrator, which may also remain forfeitable unless and until specified conditions are met and may be accompanied by the right to receive the equivalent value of dividends paid on shares of the company common stock upon vesting of the RSUs (i.e., dividend equivalent rights). Like restricted stock, restricted stock units may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, stock underlying restricted stock units will not be issued until the restricted stock units have vested, and recipients of restricted stock units generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

78

PROPOSAL 4—Approval of the HEXCEL CORPORATION LONG-TERM INCENTIVE PLAN

▪
PSUs. PSUs are performance awards denominated in cash or shares/unit equivalents, respectively, and may be linked to one or more performance or other criteria as determined by the plan administrator.
▪
Other Stock or Cash Based Awards. Other stock or cash-based awards are awards of cash, fully vested shares of the company common stock and other awards valued wholly or partially by referring to, or otherwise based on, shares of the company common stock. Other stock or cash-based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of compensation to which a participant is otherwise entitled. The plan administrator will determine the terms and conditions of other stock or cash-based awards, which may include vesting conditions based on continued service, performance and/or other conditions.
▪
Dividend Equivalents. Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of the company common stock and may be granted alone or in tandem with awards other than stock options or SARs. Dividend equivalents are converted to cash or shares by such formula and such time as determined by the plan administrator. In addition, dividend equivalents with respect to an award subject to vesting will either (i) to the extent permitted by applicable law, not be paid or credited or (ii) be accumulated and subject to vesting to the same extent as the related award.
▪
Performance goals. Any award may be granted as a performance award, meaning that the award will be subject to vesting and/or payment based on the attainment of specified performance goals. Performance goals or performance criteria established by the plan administrator for any award may be described in terms of company-wide objectives or objectives that are related to the performance of a subsidiary, division, business unit, department, region or function in which the participant is employed or in terms of the performance of the individual participant. The administrator may in its sole discretion, and without the consent of any participant, adjust the performance goals or performance criteria (or the related levels of achievement of the performance goals or performance criteria) to equitably account for any events or developments affecting achievement of the performance goals or performance criteria that were not anticipated at the date of grant.

Certain Transactions

In the event of any stock dividend, stock split (including a reverse stock split), spin-off or recapitalization through a large, nonrecurring cash dividend, or any other corporate event affecting the number of outstanding shares of the company common stock or the share price of the company common stock that would require adjustments to the LTIP or any awards under the LTIP in order to prevent the dilution or enlargement of the potential benefits intended to be made available thereunder, the plan administrator will make appropriate, proportionate adjustments to: (i) the aggregate number and type of shares subject to the LTIP; (ii) the number and kind of shares subject to outstanding awards and terms and conditions of outstanding awards (including, without limitation, any applicable performance targets or criteria with respect to such awards); and (iii) the grant or exercise price per share of any outstanding awards under the LTIP; as well as granting new awards or making cash payments to participants.

In the event of any extraordinary dividend or other distribution, reorganization, merger, consolidation, split-up, spin off, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the company, or sale or exchange of common stock or other securities of the company, a change in control, issuance of warrants or other rights to purchase common stock or other securities of the company, other similar corporate transaction or event (including the sale, merger or other corporate transaction involving a Subsidiary), other unusual or nonrecurring transaction or event affecting the company or its financial statements or any change in any applicable law or accounting principles, the administrator has broad discretion to take action under the LTIP to prevent the dilution or enlargement of intended benefits, facilitate such transaction or event, or give effect to such change in applicable laws or accounting principles. This includes canceling awards in exchange for either an amount in cash or other property with a value equal to the amount that would have been obtained upon exercise or settlement of the vested portion of such award or realization of the participant’s rights under the vested portion of such award, accelerating the vesting of awards, providing for the assumption or substitution of awards by a successor entity, adjusting the number and type of shares available, replacing awards with other rights or property, and/or terminating awards under the LTIP.

Repricing

Outside of certain corporate transactions or adjustment events described in the LTIP or in connection with a “change in control,” the exercise or base price of stock options and SARs cannot be reduced, and “underwater” stock options or SARs cannot be cancelled in exchange for cash or replaced with other awards with a lower exercise or base price, as applicable, without stockholder approval under the LTIP.

2026 PROXY STATEMENT	79

PROPOSAL 4—Approval of the HEXCEL CORPORATION LONG-TERM INCENTIVE PLAN

Amendment and Termination

The board may terminate, amend or suspend the LTIP at any time and from time to time. However, we must generally obtain stockholder approval to the extent required by applicable law, rule or regulation (including any applicable stock exchange rule). No amendments to outstanding awards that materially and adversely affect a participant’s rights under the award may be made without the affected participant’s consent, except in connection with certain transactions (such as equity restructurings, corporate transactions, or a change in control) or to preserve the intended tax treatment of the participant’s award.

No awards may be granted pursuant to the LTIP on or after February 11, 2036. Any award that is outstanding on the termination date of the LTIP will remain in force according to the terms of the LTIP and the applicable award agreement.

Foreign Participants, Claw-Back Provisions and Transferability

The plan administrator may modify awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures to address, among other things, differences in laws, rules, regulations or customs of such foreign jurisdictions. All awards will be subject to the company claw-back policy as set forth in such claw-back policy or the applicable award agreement. Except as the plan administrator may determine or provide in an award agreement, awards under the LTIP are generally non-transferrable, except by will or the laws of descent and distribution, or, subject to the plan administrator’s consent, pursuant to a domestic relations order, and are generally exercisable only by the participant.

U.S. Federal Income Tax Consequences Related to Awards Under the LTIP

The following is a brief description of the U.S. federal income tax treatment that will generally apply to different types of awards available under the LTIP, based on current U.S. income taxation with respect to participants who are subject to U.S. income tax. The discussion below is presented for the information of stockholders considering how to vote on this Proposal 4 and not for plan participants.

Incentive Stock Options

No income will be recognized by a participant for U.S. federal income tax purposes upon the grant or exercise of an ISO under the LTIP. The basis of shares transferred to a participant upon exercise of an ISO is the price paid for the shares. If the participant holds the shares for at least one year after the transfer of the shares to the participant and two years after the grant of the ISO, the participant generally will recognize capital gain or loss upon sale of the shares received upon exercise equal to the difference between the amount realized on the sale and the basis of the stock. Generally, if the shares are not held for that period, the participant will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares, or if less (and if the disposition is a transaction in which loss, if any, will be recognized), the gain on disposition. Any additional gain realized by the participant upon the disposition will be a capital gain. The excess of the fair market value of shares received upon the exercise of an ISO over the option price for the shares is an item of adjustment for the participant for purposes of the alternative minimum tax. Therefore, although no income is recognized upon exercise of an ISO, a participant may be subject to alternative minimum tax as a result of the exercise.

Nonqualified Stock Options

No income is expected to be recognized by a participant for United States federal income tax purposes upon the grant of a NQO. Upon exercise of a NQO, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares. Income recognized upon the exercise of a NQO will be considered compensation subject to withholding at the time the income is recognized, and, therefore, the participant’s employer must make the necessary arrangements with the participant to ensure that the amount of the tax required to be withheld is available for payment. NQOs are designed to provide the employer with a deduction equal to the amount of ordinary income recognized by the participant at the time of the recognition by the participant, subject to the deduction limitations described below.

Stock Appreciation Rights

There are expected to be no U.S. federal income tax consequences to either the participant or the employer upon the grant of SARs. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of payment pursuant to SARs in an amount equal to the aggregate amount of cash and the fair market value of any common stock received. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

80

PROPOSAL 4—Approval of the HEXCEL CORPORATION LONG-TERM INCENTIVE PLAN

Restricted Stock

If the restrictions on an award of shares of restricted stock are of a nature that the shares are both subject to a substantial risk of forfeiture and are not freely transferable (within the meaning of Section 83 of the Code), the participant will not recognize income for U.S. federal income tax purposes at the time of the award unless the participant affirmatively elects to include the fair market value of the shares of restricted stock on the date of the award, less any amount paid for the shares, in gross income for the year of the award pursuant to Section 83(b) of the Code. In the absence of this election, the participant will be required to include in income for U.S. federal income tax purposes on the date the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code), the fair market value of the shares of restricted stock on such date, less any amount paid for the shares. The employer will be entitled to a deduction at the time of income recognition to the participant in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below. If a Section 83(b) election is made within 30 days after the date the restricted stock is received, the participant will recognize ordinary income at the time of the receipt of the restricted stock, and the employer will be entitled to a corresponding deduction, equal to the fair market value of the shares at the time, less the amount paid, if any, by the participant for the restricted stock. If a Section 83(b) election is made, no additional income will be recognized by the participant upon the lapse of restrictions on the restricted stock, but, if the restricted stock is subsequently forfeited, the participant may not deduct the income that was recognized pursuant to the Section 83(b) election at the time of the receipt of the restricted stock.

Dividends paid to a participant holding restricted stock before the expiration of the restriction period will be additional compensation taxable as ordinary income to the participant subject to withholding, unless the participant made an election under Section 83(b) of the Code. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the dividends includible in the participant’s income as compensation. If the participant has made a Section 83(b) election, the dividends will be dividend income, rather than additional compensation, to the participant.

If the restrictions on an award of restricted stock are not of a nature that the shares are both subject to a substantial risk of forfeiture and not freely transferable, within the meaning of Section 83 of the Code, the participant will recognize ordinary income for U.S. federal income tax purposes at the time of the transfer of the shares in an amount equal to the fair market value of the shares of restricted stock on the date of the transfer, less any amount paid therefor. The employer will be entitled to a deduction at that time in an amount equal to the amount the participant is required to include in income with respect to the restricted shares, subject to the deduction limitations described below.

Restricted Stock Units

There generally will be no U.S. federal income tax consequences to either the participant or the employer upon the grant of RSUs. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or transfer of shares of common stock in payment of the RSUs in an amount equal to the aggregate of the cash received and the fair market value of the common stock so transferred. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Generally, a participant will recognize ordinary income subject to withholding upon the payment of any dividend equivalents paid with respect to an award in an amount equal to the cash and the fair market value of any common stock the participant receives. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Tax Withholding

Each participant must pay the company or a subsidiary, as applicable, or make provision satisfactory to the plan administrator for payment of any taxes required by applicable law to be withheld in connection with awards granted under the LTIP. At the company’s discretion and subject to any company insider trading policy (including black-out periods), any withholding obligation may be satisfied by one or more of the following methods: (i) deducting an amount sufficient to satisfy such withholding obligation from any payment of any kind otherwise due to a participant; (ii) accepting a payment from the participant in cash, by wire transfer of immediately available funds, or by check made payable to the order of the company or a subsidiary, as applicable; (iii) accepting the delivery of shares, including shares delivered by attestation; (iv) retaining shares otherwise deliverable under an award, (v) selling shares issued pursuant to an award, either voluntarily by the participant or mandatorily by the company; or (vi) any other lawful consideration permitted by the plan administrator. The amount withheld shall be determined by the company and may be up to, but no greater than, the aggregate amount of such obligations based on the maximum statutory withholding rates in the applicable participant’s jurisdictions.

2026 PROXY STATEMENT	81

PROPOSAL 4—Approval of the HEXCEL CORPORATION LONG-TERM INCENTIVE PLAN

Limitation on the Employer’s Compensation Deduction

Section 162(m) of the Code limits the deduction certain employers may take for otherwise deductible compensation payable to certain executive officers of the employer to the extent the compensation paid to such an officer for the year exceeds $1 million.

Excess Parachute Payments

Section 280G of the Code limits the deduction that the employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an “excess parachute payment.” Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Accelerated vesting or payment of awards under the LTIP upon a change in ownership or control of the employer or its affiliates could result in excess parachute payments. In addition to the deduction limitation applicable to the employer, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof.

Section 409A of the Code

Certain types of awards under the LTIP may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the LTIP and awards granted under the LTIP are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the plan administrator, the LTIP and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code. However, the company will have no obligation to avoid the taxes, penalties or interest under Section 409A of the Code with respect to any award and will have no liability to any participant or any other person if any award, compensation or other benefits under the LTIP are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A of the Code.

New Plan Benefits

Our board and compensation committee retain full discretion under the LTIP to determine the eligible award recipients and the number and types of awards to be granted under the LTIP, subject to the terms of the LTIP. As a result, we cannot determine at this time the number of shares or awards that will be granted under the LTIP to our named executive officers, employees, or non-employee directors. At the conclusion of the Annual Meeting, each continuing director will receive a grant of restricted stock units, which will be denominated as a fixed dollar amount and converted to units based on the then-current stock price. As the board retains discretion to change the fixed dollar amount, and the number of units will depend on a future stock price, we do not know at this time the number of restricted stock units that will be granted to each continuing director at the conclusion of the Annual Meeting. For more information on our director compensation program, see pages 21-23 above.

Registration Statement

We intend to file with the SEC a registration statement on Form S-8 covering the shares of the common stock issuable under the LTIP after approval of the LTIP by our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE HEXCEL CORPORATION LONG-TERM INCENTIVE PLAN.

82

CERTAIN RELATIONSHIPS AND
RELATED PERSON TRANSACTIONS

Review and Approval of Related Person Transactions

We have adopted a written policy that requires the review and pre-approval of all potential transactions valued at greater than $10,000 in which we and any of our directors, executive officers, or stockholders owning greater than 5% of any class of our securities, or any of their immediate family members, participates or otherwise has an interest. The audit committee is responsible for evaluating and authorizing any transaction with a value greater than $120,000, although any member of the audit committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction in question. The Chief Financial Officer is responsible for evaluating and authorizing any transaction with a value between $10,000 and $120,000, unless the Chief Financial Officer is a related person with respect to the transaction under review, in which case the Chief Legal and Sustainability Officer will be responsible for such evaluation and possible authorization.

The factors to be considered by the audit committee or the Chief Financial Officer, as applicable, in determining whether or not to authorize a transaction under this policy include the following:

▪
the terms of the transaction, and whether the terms are no less favorable to us than would be obtained if the transaction were entered into with a party other than a related person;
▪
the purpose of the transaction and potential benefits to us;
▪
the availability of other sources for the product or service that is the subject of the transaction;
▪
the timing of the transaction;
▪
the potential impact of the transaction on a director’s independence; and
▪
any other factors deemed relevant.

Each director and executive officer also completes and signs a questionnaire after the end of each fiscal year that requires them to provide information regarding any material relationships or related person transactions between such individuals and the company, which helps ensure that all material relationships and related person transactions are identified, reviewed and disclosed in accordance with applicable policies, procedures and regulations.

There are no family relationships among any of our directors or executive officers.

Compensation Committee Interlocks and Insider Participation

The compensation committee members that served during fiscal year 2025, and those that currently serve, have no interlocking relationships required to be disclosed under SEC rules and regulations.

2026 PROXY STATEMENT	83

DELINQUENT SECTION 16(a)
REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than ten percent of a class of our equity securities registered under the Exchange Act, to file with the SEC initial reports of ownership and reports of changes in ownership of Hexcel common stock. Based solely on a review of the copies of such reports filed with the SEC and representations from our directors and executive officers, for the year ended December 31, 2025, we believe that all persons subject to these reporting requirements complied with all applicable Section 16(a) filing requirements, other than that one Form 4 for Mr. Smith reporting the grant of RSUs and NQOs on July 29, 2025 that was filed one business day late due to an administrative oversight.

84

OTHER MATTERS

As of the date of this proxy statement, the board of directors does not know of any other matters to be presented for consideration by the stockholders at the Annual Meeting. However, if any other matters not known are properly brought before the Annual Meeting, proxies will be voted at the discretion of the proxy holders in accordance with their judgment on such matters.

2026 PROXY STATEMENT	85

STOCKHOLDER PROPOSALS

Stockholder proposals intended for inclusion in our proxy statement and form of proxy for the 2027 Annual Meeting of Stockholders must be submitted in writing to us at Hexcel Corporation, Attention: Corporate Secretary, Two Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut 06901, must be received by us no later than December 1, 2026 and must comply in all other respects with SEC regulations relating to such inclusion.

Our Bylaws require that proposals of stockholders, other than proposals submitted for inclusion in our proxy statement and form of proxy, and nominations for the election of directors at the 2027 Annual Meeting of Stockholders be received by us not more than 150 days and not less than 120 days prior to the anniversary date of the immediately preceding annual meeting, or no earlier than December 15, 2026 and no later than January 14, 2027, and must be accompanied by additional information specified in our Bylaws, a copy of which may be obtained upon request to our Corporate Secretary at the address provided above.

In addition to satisfying the foregoing requirements under our Bylaws, including advance notice of director nominations, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice that sets forth any additional information required by Rule 14a-19 under the Exchange Act no later than March 15, 2027. Such notice may be mailed to the Corporate Secretary at the address above or emailed to CorporateSecretary@hexcel.com.

86

ANNUAL REPORT

We will mail, without charge, upon written request from any stockholder, a copy of our Annual Report to Stockholders containing the company’s audited consolidated financial statements for the year ended December 31, 2025. Requests should be addressed to Hexcel Corporation, Attention: Vice President, Investor Relations, Two Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut 06901, or by email to InvestorRelations@hexcel.com.

2026 PROXY STATEMENT	87

ANNEX A

Reconciliation of GAAP to Non-GAAP Income:

	Year Ended December 31,

(In millions, except earnings per share)	2025	2024

GAAP net income	$109.4	$132.1
Other operating expense, net of tax(1)	30.3	40.5
Other income, net of tax(2)	(1.0)	—
Tax expense (benefit)(3)	2.1	(4.1)

Adjusted net income (Non-GAAP)	$140.8	$168.5

Diluted Shares	80.0	83.0

Diluted Earnings per Share (GAAP)	$1.37	$1.59

Adjusted Diluted Earnings per Share (Non-GAAP)	$1.76	$2.03

(1)

The year ended December 31, 2025 included pre-tax charges for the closure of the Welkenraedt, Belgium facility, charges for the divestiture of the Neumarkt Austria business and the Hartford, Connecticut business and a non-income tax charge related to the net value of a foreign entity. The year ended December 31, 2024 included asset impairments and other charges primarily associated with our announced potential divestiture for our Neumarkt, Austria plant. The year ended December 31, 2024 also included restructuring costs.

(2)	The year ended December 31, 2025 included a curtailment gain related to the Belgium retirement plan, a gain related to a lump sum pension settlement and debt extinguishment costs.
(3)

The year ended December 31, 2025 included the release of FIN 48 reserves and a valuation allowance, partially offset by provision adjustments related to the finalization of prior year tax returns. The year ended December 31, 2025 also included a tax charge for a valuation allowance related to the closure of the Welkenraedt, Belgium facility. The year ended December 31, 2024 included benefits associated with our research and development expenditures, partially offset by the recording of a valuation allowance in a foreign jurisdiction. The year ended December 31, 2024 also included a discrete tax benefit related to adjustments to our provision based on the finalization of prior year tax returns.

We believe that adjusted net income and adjusted diluted net earnings per share, each of which is a non-GAAP financial measure, are meaningful to investors because they provide a view of Hexcel with respect to ongoing operating results exclusive of items that are not indicative of our underlying core performance or business trends. Special items represent significant charges or credits that are important to an understanding of Hexcel’s overall operating results in the periods presented. These non-GAAP measures are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”) and should not be viewed in isolation or as an alternative to GAAP measures of performance. Our calculation of these measures may not be comparable to similarly titled measures used by other companies, and the measures exclude financial information that some may consider important in evaluating our performance.

2026 PROXY STATEMENT	A-1

ANNEX B

HEXCEL CORPORATION
LONG-TERM INCENTIVE PLAN

ARTICLE I.
ESTABLISHMENT, PURPOSE AND DURATION

1.1 Establishment. The Company hereby establishes the Plan, effective as of February 11, 2026 (the “Effective Date”), subject to the approval of the Plan by the stockholders of the Company at the 2026 Annual Meeting of Stockholders. If the Company’s stockholders approve the Plan at the 2026 Annual Meeting of Stockholders, the Company’s 2013 Incentive Stock Plan, as amended (the “Prior Plan”) will terminate in its entirety, without further action, effective upon stockholder approval of the Plan, and the Company will not grant any awards under the Prior Plan on or after that date; provided that all outstanding awards under the Prior Plan as of the date of the 2026 Annual Meeting of Stockholders will remain outstanding and will be administered and settled in accordance with their terms.

1.2 Purpose. The Plan’s purpose is to enhance the Company’s ability to attract, retain and motivate Service Providers who make (or are expected to make) important contributions to the Company and its Subsidiaries by providing these individuals with equity ownership opportunities via an omnibus incentive plan.

1.3 Duration. Unless earlier terminated by the Board, the Plan will remain in effect until the tenth (10th) anniversary of the Effective Date, such that no Award may be granted pursuant to the Plan on or after that date (but Awards outstanding as of that date will remain outstanding and will be administered and settled in accordance with their terms). Notwithstanding the foregoing, if the Plan is not approved by the Company’s stockholders at the 2026 Annual Meeting of Stockholders, the Plan will not become effective, no Awards will be granted under the Plan, and the Prior Plan will continue in full force and effect in accordance with its terms.

ARTICLE II.
DEFINITIONS

As used in the Plan, the following words and phrases have the meanings specified below, unless the context clearly indicates otherwise:

2.1 “Administrator” means the Board or the Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee. With reference to the Board’s or a Committee’s powers or authority under the Plan that have been delegated to one or more officers pursuant to Section 4.2 below, the term “Administrator” shall refer to such officer(s) unless and until such delegation has been revoked.

2.2 “Applicable Law” means any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.3 “Award” means an Option, Stock Appreciation Right, Restricted Stock award, Restricted Stock Unit award, Performance Stock Unit award, Dividend Equivalents award or Other Stock or Cash Based Award granted to a Participant under the Plan.

2.4 “Award Agreement” means an agreement evidencing an Award, which may be written or electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.

2.5 “Board” means the Board of Directors of the Company.

2026 PROXY STATEMENT	B-1

ANNEX B

2.6 “Change in Control” shall have the meaning provided to that term in the applicable Award Agreement. Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A, then for purposes of the payment timing of such Award (or portion thereof), and to the extent required to avoid the imposition of additional taxes under Section 409A, the Change in Control must also constitute a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5). The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.7 “Code” means the U.S. Internal Revenue Code of 1986, as amended, and all regulations, guidance, compliance programs and other interpretative authority issued thereunder.

2.8 “Committee” means the Compensation Committee of the Board.

2.9 “Common Stock” means the common stock, par value $0.01, of the Company.

2.10 “Company” means Hexcel Corporation, a Delaware corporation, or any successor.

2.11 “Consultant” means any person, including any adviser, engaged by the Company or a Subsidiary to render services to such entity if the consultant or adviser: (i) renders bona fide services to the Company or a Subsidiary; (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) is a natural person.

2.12 “Director” means a Board member.

2.13 “Dividend Equivalents” means a right granted to a Participant to receive the equivalent value (in cash or Shares) of dividends paid on a specified number of Shares. Such Dividend Equivalent shall be converted to cash or additional Shares, or a combination of cash and Shares, by such formula and at such time, and subject to such limitations, as may be determined by the Administrator.

2.14 “Effective Date” has the meaning set forth in Section 1.1 of this Plan.

2.15 “Employee” means any employee of the Company or any of its Subsidiaries.

2.16 “Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split (including a reverse stock split), spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other Company securities) or the share price of Common Stock (or other Company securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

2.17 “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and all regulations, guidance and other interpretative authority issued thereunder.

2.18 “Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) if the Common Stock is listed on any established stock exchange, the value of a Share will be the closing sales price for a Share as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (ii) if the Common Stock is not listed on an established stock exchange but is quoted on a national market or other quotation system, the value of a Share will be the closing sales price for a Share on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (iii) if the Common Stock is not listed on any established stock exchange or quoted on a national market or other quotation system, the value established by the Administrator in its sole discretion.

B-2

ANNEX B

2.19 “Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent corporation or subsidiary corporation of the Company, as determined in accordance with Section 424(e) and (f) of the Code, respectively.

2.20 “Incentive Stock Option” means an Option that meets the requirements to qualify as an “incentive stock option” as defined in Section 422 of the Code.

2.21 “Incumbent Directors” means, for any period of 12 consecutive months, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in clause (a) or (c) of the Change in Control definition) whose election or nomination for election to the Board was approved by a vote of at least a majority (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) of the Directors then still in office who either were Directors at the beginning of the 12-month period or whose election or nomination for election was previously so approved. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

2.22 “Non-Employee Director” means a Director who is not an Employee.

2.23 “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

2.24 “Option” means a right granted under Article VI of this Plan to purchase a specified number of Shares at a specified price per Share during a specified time period. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.25 “Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property.

2.26 “Overall Share Limit” has the meaning set forth in Section 5.1 below.

2.27 “Participant” means a Service Provider who has been granted an Award.

2.28 “Performance Stock Unit” means a right granted to a Participant pursuant to Section 8.1 and subject to Section 8.2 of this Plan, to receive Shares, the payment of which is contingent upon achieving certain performance goals or other performance-based targets established by the Administrator.

2.29 “Plan” means this Long-Term Incentive Plan, as amended, or amended and restated, from time to time.

2.30 “Restricted Stock” means Shares awarded to a Participant under Article VII of this Plan, subject to certain vesting conditions and other restrictions.

2.31 “Restricted Stock Unit” means an unfunded, unsecured right granted to a Participant under Article VII of this Plan to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.

2.32 “Section 409A” means Section 409A of the Code and the regulations promulgated thereunder by the United States Treasury Department, as amended or as may be amended from time to time.

2.33 “Securities Act” means the Securities Act of 1933, as amended, and all regulations, guidance and other interpretative authority issued thereunder.

2.34 “Service Provider” means an Employee, Consultant or Director.

2026 PROXY STATEMENT	B-3

ANNEX B

2.35 “Shares” means shares of Common Stock, or any security into which such Share may be changed by reason of any transaction or event of the type referred to in Article IX below.

2.36 “Stock Appreciation Right” or “SAR” means a right granted under Article VI of this Plan to receive a payment equal to the excess of the Fair Market Value of a specified number of Shares on the date the right is exercised over the exercise price set forth in the applicable Award Agreement.

2.37 “Subsidiary” means any entity (other than the Company), whether U.S. or non-U.S., in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.38 “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company or other entity acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.39 “Tax-Related Items” means any U.S. and non-U.S. federal, state and/or local taxes (including, without limitation, income tax, social insurance contributions, fringe benefit tax, employment tax, stamp tax and any employer tax liability which has been transferred to a Participant) for which a Participant is liable in connection with Awards and/or Shares.

2.40 “Termination of Service” means:

(a) As to a Consultant, the time when the engagement of a Participant as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(b) As to a Non-Employee Director, the time when a Participant who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Participant simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(c) As to an Employee, the time when the employee-employer relationship between a Participant and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Participant simultaneously commences or remains in employment or service with the Company or any Subsidiary.

The Company, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether a Termination of Service resulted from a discharge for Cause and all questions of whether particular leaves-of-absence constitute a Termination of Service. For purposes of the Plan, a Participant’s employee-employer relationship or consultancy relationship shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Participant ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off), even though the Participant may subsequently continue to perform services for that entity.

ARTICLE III.
ELIGIBILITY

Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein. No Service Provider shall have any right to be granted an Award pursuant to the Plan and neither the Company nor the Administrator is obligated to treat Service Providers, Participants or any other persons uniformly.

B-4

ANNEX B

ARTICLE IV.
ADMINISTRATION AND DELEGATION

4.1 Administration. The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions, reconcile inconsistencies in the Plan or any Award and make all other determinations that it deems necessary or appropriate to administer the Plan and any Awards. The Administrator’s determinations under the Plan are in its sole discretion and will be final, binding and conclusive on all persons having or claiming any interest in the Plan or any Award.

4.2 Delegation of Authority. To the extent permitted by Applicable Law, the Board or any Committee may delegate any or all of its powers under the Plan to one or more Committees or officers of the Company or any of its Subsidiaries; provided, however, that in no event shall an officer of the Company or any of its Subsidiaries be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company or any of its Subsidiaries or Directors to whom authority to grant or amend Awards has been delegated hereunder. Further, regardless of any delegation, the Board or a Committee may, in its discretion, exercise any and all rights and duties as the Administrator under the Plan delegated thereby, except with respect to Awards that are required to be determined in the sole discretion of the Committee under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

ARTICLE V.
SHARES AVAILABLE FOR AWARDS

5.1 Number of Shares. Subject to adjustment under Article IX below and the terms of this Article V, Awards may be made under the Plan covering up to 3,015,000 Shares (the “Overall Share Limit”), all of which may be granted as Incentive Stock Options. Shares issued or delivered under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares. The Overall Share Limit provides a limit on the number of Shares that may be issued pursuant to Awards and does not limit the number of Awards granted.

5.2 Share Recycling.

(a) If all or any part of an Award expires, lapses or is terminated, exchanged for or settled in cash, surrendered, repurchased, cancelled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award, the unused Shares covered by the Award will, as applicable, become or again be available for Awards under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not count against the Overall Share Limit.

(b) Notwithstanding the foregoing, the following Shares issued or delivered under this Plan shall not again be available for future grants of Awards: (i) Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) Shares that are repurchased by the Company with Option proceeds; and (iv) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof. Notwithstanding the provisions of this Section 5.2(b), no Shares may again be optioned, granted or awarded pursuant to an Incentive Stock Option if such action would cause such Option to fail to qualify as an incentive stock option under Section 422 of the Code.

2026 PROXY STATEMENT	B-5

ANNEX B

5.3 Substitute Awards. In connection with an entity’s merger or consolidation with the Company or any Subsidiary or the Company’s or any Subsidiary’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms and conditions as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards may again become available for Awards under the Plan as provided under Section 5.2 above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees, Directors or Consultants prior to such acquisition or combination.

5.4 Non-Employee Director Award Limit. Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding non-employee director compensation, the sum of the grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all equity-based Awards and the maximum amount of cash that may become payable to a Service Provider as compensation for services as a Non-Employee Director during any calendar year shall not exceed $750,000.

5.5 Fractional Shares. The Company shall not be required to issue or deliver any fractional Shares pursuant to the Plan and, unless otherwise provided by the Administrator, fractional shares shall be settled in cash.

5.6 Minimum Vesting Provisions. Notwithstanding any other provision of the Plan to the contrary, Awards shall not become vested or exercisable any earlier than the first anniversary of the date of grant of the Award (excluding, for this purpose, any (a) Substitute Awards, (b) Cash-Based Awards, and (c) Awards to Directors that vest in full no later than the earlier of the first anniversary of the date of grant or the next annual meeting of stockholders (provided that such vesting period is not less than 50 weeks after the date of grant)); provided, however, that (i) the Administrator may grant Awards without regard to the foregoing minimum vesting requirement with respect to a maximum of five percent (5%) of the Overall Share Limit (subject to adjustment as provided in Section 9.1 below); and (ii) the foregoing minimum vesting requirement does not limit the Administrator’s discretion to provide for accelerated exercisability or vesting of any Award under Section 10.8 below, including in cases of retirement, death, disability, other termination of employment or a Change in Control, by the terms of the Award Agreement or otherwise.

ARTICLE VI.
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

6.1 General. The Administrator may grant Options or Stock Appreciation Rights to one or more Service Providers, subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine. The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right, the exercise price of each Option and Stock Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right. A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose and payable in cash, Shares valued at Fair Market Value on the date of exercise or a combination of the two as the Administrator may determine or provide in the Award Agreement.

B-6

ANNEX B

6.2 Exercise Price. The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. Subject to Section 6.6 below, the exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option or Stock Appreciation Right. Notwithstanding the foregoing, in the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Sections 424 and 409A of the Code.

6.3 Duration of Options. Subject to Section 6.6 below, each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that the term of an Option or Stock Appreciation Right will not exceed ten years; provided, further, that, unless otherwise determined by the Administrator or specified in the Award Agreement, (a) no portion of an Option or Stock Appreciation Right which is unexercisable at a Participant’s Termination of Service shall thereafter become exercisable and (b) the portion of an Option or Stock Appreciation Right that is unexercisable at a Participant’s Termination of Service shall automatically expire on the date of such Termination of Service. In addition, in no event shall an Option or Stock Appreciation Right granted to an Employee who is a non-exempt employee for purposes of overtime pay under the U.S. Fair Labor Standards Act of 1938 be exercisable earlier than six months after its date of grant.

6.4 Exercise. Options and Stock Appreciation Rights may be exercised by delivering to the Company (or such other person or entity designated by the Administrator) a notice of exercise, in a form and manner the Company approves (which may be written, electronic or telephonic and may contain representations and warranties deemed advisable by the Administrator), signed or authenticated by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, (a) payment in full of the exercise price for the number of Shares for which the Option is exercised in a manner specified in Section 6.5 below and (b) satisfaction in full of any withholding obligation for Tax-Related Items in a manner specified in Section 10.5 of this Plan. The Administrator may, in its discretion, limit exercise with respect to fractional Shares and require that any partial exercise of an Option or Stock Appreciation Right be with respect to a minimum number of Shares.

6.5 Payment Upon Exercise. The Administrator shall determine the methods by which payment of the exercise price of an Option shall be made, including, without limitation: (a) Cash, check or wire transfer of immediately available funds; (b) If there is a public market for Shares at the time of exercise, unless the Company otherwise determines, (i) delivery (including electronically or telephonically to the extent permitted by the Company) of a notice that the Participant has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to deliver promptly to the Company funds sufficient to pay the exercise price, or (ii) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company an amount sufficient to pay the exercise price by cash, wire transfer of immediately available funds or check; provided that such amount is paid to the Company at such time as may be required by the Company; (c) To the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value on the date of delivery; (d) To the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date; (e) Any other lawful consideration permitted by the Administrator; or (f) To the extent permitted by the Administrator, any combination of the above payment forms.

6.6 Additional Terms of Incentive Stock Options. The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five years. All Incentive Stock Options (and Award Agreements related thereto) will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, if requested the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (a) two years from the grant date of the Option or (b) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Nonqualified Stock Option.

2026 PROXY STATEMENT	B-7

ANNEX B

ARTICLE VII.
RESTRICTED STOCK; RESTRICTED STOCK UNITS

7.1 General. The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to forfeiture or the Company’s right to repurchase all or part of the underlying Shares at their issue price or other stated or formula price from the Participant if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant Restricted Stock Units, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award Agreement, to Service Providers. The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock and Restricted Stock Units; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock and Restricted Stock Units to the extent required by Applicable Law. The Award Agreement for each Award of Restricted Stock and Restricted Stock Units shall set forth the terms and conditions not inconsistent with the Plan as the Administrator shall determine.

7.2 Restricted Stock.

(a) Stockholder Rights. Unless otherwise determined by the Administrator, each Participant holding shares of Restricted Stock will be entitled to all the rights of a stockholder with respect to such Shares, subject to the restrictions in the Plan and the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares to the extent such dividends and other distributions have a record date that is on or after the date on which such Participant becomes the record holder of such Shares; provided, however, that with respect to a share of Restricted Stock subject to restrictions or vesting conditions, except in connection with a spin-off or other similar event as otherwise permitted under Section 9.2 of this Plan, dividends which are paid to Company stockholders prior to the removal of restrictions and satisfaction of vesting conditions shall only be paid to the Participant to the extent that the restrictions are subsequently removed and the vesting conditions are subsequently satisfied and the share of Restricted Stock vests.

(b) Stock Certificates. The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of shares of Restricted Stock, together with a stock power endorsed in blank.

(c) Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which such Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof.

7.3 Restricted Stock Units. The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, subject to compliance with Applicable Law. Restricted Stock Units may be settled in whole Shares, cash or a combination thereof, as specified by the Administrator in the related Award Agreement.

ARTICLE VIII.
OTHER TYPES OF AWARDS

8.1 General. The Administrator may grant Performance Stock Unit awards, Dividend Equivalents or Other Stock or Cash Based Awards, to one or more Service Providers, in such amounts and subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine.

8.2 Performance Stock Unit Awards. Each Performance Stock Unit award shall be denominated in a number of Shares or in unit equivalents of Shares or units of value (including a dollar value of Shares) and may be linked to any one or more of performance or other specific criteria, including service to the Company or Subsidiaries, determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator may consider (among such other factors as it deems relevant in light of the specific type of

B-8

ANNEX B

award) the contributions, responsibilities and other compensation of the particular Participant. Performance Stock Units may be settled in whole Shares, cash or a combination thereof, as specified by the Administrator in the related Award Agreement.

8.3 Dividend Equivalents. If the Administrator provides, an Award (other than an Option or Stock Appreciation Right) may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Award with respect to which the Dividend Equivalents are granted and subject to other terms and conditions as set forth in the Award Agreement. Notwithstanding anything to the contrary herein, Dividend Equivalents with respect to an Award subject to vesting shall be accumulated and subject to vesting to the same extent as the related Award. All such Dividend Equivalents shall be paid at such times as the Administrator shall specify in the applicable Award Agreement or as otherwise determined by the Administrator.

8.4 Other Stock or Cash Based Awards. Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive cash or Shares to be delivered in the future and annual or other periodic or long-term cash bonus awards (whether based on specified performance criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines. Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Stock or Cash Based Award, including any purchase price, performance goal(s), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement.

8.5 Performance Goals and Criteria. Performance goals or performance criteria established by the Administrator for any Award may be described in terms of Company-wide objectives or objectives that are related to the performance of a Subsidiary, division, business unit, department, region or function within the Company or Subsidiary in which the Participant is employed or in terms of the performance of the individual Participant. The Administrator may in its sole discretion, and without the consent of any Participant, adjust the performance goals or performance criteria (or the related levels of achievement of the performance goals or performance criteria) to equitably account for any events or developments affecting achievement of the performance goals or performance criteria that were not anticipated at the date of grant.

ARTICLE IX.
ADJUSTMENTS FOR CHANGES IN COMMON STOCK
AND CERTAIN OTHER EVENTS

9.1 Equity Restructuring. In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article IX, the Administrator will equitably adjust the terms of the Plan and each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include (a) adjusting the number and type of securities subject to each outstanding Award or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article V hereof on the maximum number and kind of shares that may be issued); (b) adjusting the terms and conditions of (including the grant or exercise price), and the performance goals or other criteria included in, outstanding Awards; and (iii) granting new Awards or making cash payments to Participants. The adjustments provided under this Section 9.1 will be nondiscretionary and final and binding on all interested parties, including the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.

9.2 Corporate Transactions. In the event of any extraordinary dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, split-up, spin off, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event (including the sale, merger or other corporate transaction involving a Subsidiary), other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Law or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change), is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate (and without the consent of any Participant or any other person) in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in Applicable Law or accounting principles:

2026 PROXY STATEMENT	B-9

ANNEX B

(a) To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;

(b) To provide that such Award shall vest and, to the extent applicable, be exercisable as to all Shares (or other property) covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(c) To provide that such Award be assumed by the successor or survivor corporation or entity, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation or entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price (and the applicable performance goals or performance criteria), in all cases, as determined by the Administrator;

(d) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article V hereof on the maximum number and kind of shares that may be issued) or in the terms and conditions of (including the grant or exercise price), and the performance goals or performance criteria included in, outstanding Awards;

(e) To replace such Award with other rights or property selected by the Administrator; or

(f) To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.

9.3 Administrative Stand Still. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock (including any Equity Restructuring or any securities offering or other similar transaction) or for reasons of administrative convenience or to facilitate compliance with any Applicable Law, the Company may refuse to permit the exercise or settlement of one or more Awards for such period of time as the Company may determine to be reasonably appropriate under the circumstances.

9.4 General. Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 9.1 above or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation, spin-off, dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares.

ARTICLE X.
PROVISIONS APPLICABLE TO AWARDS

10.1 Transferability. Except as the Administrator may determine or provide in an Award Agreement or otherwise for Awards other than Incentive Stock Options, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a domestic relations order, and, during the life of the Participant, Options and Stock Appreciation Rights will be exercisable only by the Participant. References in this Plan to a Participant, to the extent relevant in the context, will include references to a transferee approved by the Administrator.

10.2 Documentation. Each Award will be evidenced in an Award Agreement in such form as the Administrator determines in its discretion. Each Award may contain such terms and conditions as are determined by the Administrator in its sole discretion, to the extent not inconsistent with those set forth in the Plan.

B-10

ANNEX B

10.3. Discretion. Except as the Plan otherwise provides, each Award may be made alone or in addition to or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

10.4 Changes in Participant’s Status. Subject to Applicable Law, the Administrator will determine how the disability, death, retirement, authorized leave-of-absence or any other change or purported change in a Participant’s Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, or guardian may exercise rights or receive payments under the Award, if applicable.

10.5 Withholding. Each Participant must pay the Company or a Subsidiary, as applicable, or make provision satisfactory to the Administrator for payment of, any Tax-Related Items required by Applicable Law to be withheld in connection with such Participant’s Awards and/or Shares by the date of the event creating the liability for Tax-Related Items. At the Company’s discretion and subject to any Company insider trading policy (including black-out periods), any withholding obligation for Tax-Related Items may be satisfied by (i) deducting an amount sufficient to satisfy such withholding obligation from any payment of any kind otherwise due to a Participant; (ii) accepting a payment from the Participant in cash, by wire transfer of immediately available funds, or by check made payable to the order of the Company or a Subsidiary, as applicable; (iii) accepting the delivery of Shares, including Shares delivered by attestation; (iv) retaining Shares from the Award creating the withholding obligation for Tax-Related Items, valued on the date of delivery, (v) if there is a public market for Shares at the time the withholding obligation for Tax-Related Items is satisfied, selling Shares issued pursuant to the Award creating the withholding obligation for Tax-Related Items, either voluntarily by the Participant or mandatorily by the Company; (vi) any other lawful consideration permitted by the Administrator; or (vii) any combination of the foregoing payment forms. The amount withheld pursuant to any of the foregoing payment forms shall be determined by the Company and may be up to, but no greater than, the aggregate amount of such obligations based on the maximum statutory withholding rates in the applicable Participant’s jurisdiction for all Tax-Related Items that are applicable to such taxable income. If any tax withholding obligation will be satisfied under clause (v) of the preceding paragraph, each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to any brokerage firm selected by the Company to effect the sale to complete the transactions described in clause (v).

10.6 Amendment of Awards; No Repricing. The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Nonqualified Stock Option. The Participant’s consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, or (ii) the change is permitted under Article IX hereof or pursuant to Section 11.11 below. Notwithstanding the foregoing or anything in the Plan to the contrary, the Administrator may not, except pursuant to Article IX hereof, without the approval of the stockholders of the Company, (x) amend any outstanding Option or Stock Appreciation Right to reduce its exercise price per Share, or (y) cancel any Option or Stock Appreciation Right in exchange for cash or another Award.

10.7 Conditions on Delivery of Stock. The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including, without limitation, any applicable securities laws and stock exchange or stock market rules and regulations, (iii) any approvals from governmental agencies that the Company determines are necessary or advisable have been obtained, and (iv) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy Applicable Law. The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained, and shall constitute circumstances in which the Administrator may determine to amend or cancel Awards pertaining to such Shares, with or without consideration to the Participant.

10.8 Acceleration. The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.

2026 PROXY STATEMENT	B-11

ANNEX B

ARTICLE XI.
MISCELLANEOUS

11.1 No Right to Employment or Other Status. No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continue employment or any other relationship with the Company or a Subsidiary. The Company and its Subsidiaries expressly reserve the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement or other written agreement between the Participant and the Company or any Subsidiary.

11.2 No Rights as Stockholder; Certificates. Subject to the Award Agreement, no Participant will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Law requires, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on any share certificate or book entry to reference restrictions applicable to the Shares (including, without limitation, restrictions applicable to Restricted Stock).

11.3 Amendment of Plan. The Board may amend, suspend or terminate the Plan at any time and from time to time; provided that (a) no amendment requiring stockholder approval to comply with Applicable Law shall be effective unless approved by the Board, and (b) no amendment, other than an increase to the Overall Share Limit or pursuant to Article IX or Section 11.11 of this Plan, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent. No Awards may be granted under the Plan during any suspension period or after Plan termination. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Law.

11.4 Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are nationals of a country other than the United States or employed or residing outside the United States, establish subplans or procedures under the Plan or take any other necessary or appropriate action to address Applicable Law, including (a) differences in laws, rules, regulations or customs of such jurisdictions with respect to tax, securities, currency, employee benefit or other matters, (b) listing and other requirements of any non-U.S. securities exchange, and (c) any necessary local governmental or regulatory exemptions or approvals.

11.5 Section 409A.

(a) General. The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt this Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 11.5 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.

(b) Separation from Service. If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a Participant’s Termination of Service will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the Participant’s Termination of Service. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”

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ANNEX B

(c) Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.

11.6 Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 11.6 by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 11.6 in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s sole discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 11.6. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.

11.7 Severability. If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.

11.8 Governing Documents. If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary), the Plan will govern, unless such Award Agreement or other written agreement was approved by the Administrator and expressly provides that a specific provision of the Plan will not apply.

11.9 Governing Law. The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to the conflict of law rules thereof or of any other jurisdiction.

11.10 Clawback Provisions. All Awards (including the gross amount of any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to recoupment by the Company to the extent required to comply with Applicable Law or any policy of the Company providing for the reimbursement of incentive compensation, whether or not such policy was in place at the time of grant of an Award.

11.11 Conformity to Applicable Law. Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Law. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in a manner intended to conform with Applicable Law. To the extent Applicable Law permits, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Law.

2026 PROXY STATEMENT	B-13

ANNEX B

11.12 Relationship to Other Benefits. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary, except as expressly provided in writing in such other plan or an agreement thereunder.

11.13 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

11.14 Acceptance of Plan. By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan, any Award Agreement and any action taken under the Plan by the Administrator or the Company, in any case in accordance with the terms and conditions of the Plan.

11.15 Successors. All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company and references to the “Company” herein and in any Award Agreements shall be deemed to refer to such successors.

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B-14

provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V89102-Z92499 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. HEXCEL CORPORATION The Board of Directors recommends you vote FOR each of the following nominees for director: 1. Election of Directors Nominees: For Against Abstain 1a. Thomas C. Gentile III 1b. James J. Cannon 1c. Cynthia M. Egnotovich 1d. Guy C. Hachey 1e. Dr. Patricia A. Hubbard 1f. Neal J. Keating 1g. David H. Li 1h. Nick L. Stanage 1i. Catherine A. Suever The Board of Directors recommends you vote FOR Proposals 2, 3 and 4. For Against Abstain 2. Approve, on an advisory, non-binding basis, the company's 2025 executive compensation. 3. Ratify the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for 2026. 4. Approve the Hexcel Corporation Long-Term Incentive Plan. NOTE: To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V89103-Z92499 HEXCEL CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Annual Meeting of Stockholders May 14, 2026 The undersigned stockholder(s) of Hexcel Corporation (Hexcel) hereby appoint(s) Thomas C. Gentile III and Gail E. Lehman, and each of them, the lawful attorneys and proxies of the undersigned, each with powers of substitution, to vote all shares of common stock of Hexcel held of record by the undersigned on March 17, 2026 at the Annual Meeting of Stockholders to be held via live webcast at www.virtualshareholdermeeting.com/HXL2026, on May 14, 2026 at 10:30 a.m., eastern daylight time, and at any and all adjournments or postponements thereof, with all the powers the undersigned would possess if personally present and voting upon the following matters. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2-4. THE PROXIES ARE ALSO AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS. IMPORTANT NOTICE TO PARTICIPANTS IN THE HEXCEL CORPORATION EMPLOYEE STOCK PURCHASE PLAN AND THE 401(K) RETIREMENT SAVINGS PLAN If you hold shares through the Hexcel Corporation Employee Stock Purchase Plan or the 401(k) Retirement Savings Plan, this proxy covers all the shares for which you have the right to give voting instructions to the custodian or trustee of the applicable plan. The vote you submit via the Internet, telephone or proxy card will serve as your voting instructions to the custodian or trustee, as applicable. To allow sufficient time for voting by your custodian or trustee, your voting instructions must be received by 10:30 a.m., eastern daylight time, on May 11, 2026. All shares of common stock for which the trustee of the 401(k) Retirement Savings Plan has not received timely instructions will be voted by the trustee in the same proportion as the shares of common stock for which the trustee received timely instructions, unless inconsistent with applicable law. All shares of common stock for which the custodian of the Employee Stock Purchase Plan has not received timely instructions will be considered not present for quorum purposes, and those shares will not be voted by the custodian. Continued and to be signed on reverse side

HEXCEL CORPORATION ATTN: KURT GODDARD 2 STAMFORD PLAZA 281 TRESSER BLVD., 16TH FLOOR STAMFORD, CT 06901-3261 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., eastern daylight time, the day before the meeting date, or, if you hold shares through the company's 401(k) plan or employee stock purchase plan, by 10:30 a.m., eastern daylight time, on May 11, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/HXL2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., eastern daylight time, the day before the meeting date, or, if you hold shares through the company's 401(k) plan or employee stock purchase plan, by 10:30 a.m., eastern daylight time, on May 11, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have